As filed with the U.S. Securities and

Exchange Commission on July 29, 2025

Registration Nos. 2-92583 and 811-4084

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 59	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 60	☒

(Check Appropriate Box or Boxes)

HAWAIIAN TAX-FREE TRUST

(Exact Name of Registrant as Specified in Charter)

111 S. King Street, 4th Floor

Honolulu, Hawaii 96813

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (856) 528-3500

Joel L. Weiss

JW Fund Management LLC

1636 N Cedar Crest Blvd.

Suite #161

Allentown, PA 18104

(Name and Address of Agent for Service)

Copies to:

Toby R. Serkin, Esq.

Morgan. Lewis & Bockius LLP

One Federal Street

Boston. Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on [ ] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hawaiian

Tax-Free Trust

PROSPECTUS

JULY 29, 2025

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Hawaiian Tax-Free Trust	HULAX	HULCX	HULFX	HULYX

To make shareholder account inquiries,

call the Trust at: 800-437-1000

(financial professionals, please call: 808-694-6022)

or you can write to:

Hawaiian Tax-Free Trust

P.O. Box 534428

Pittsburgh, PA 15253-4428

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TRUST SUMMARY

Investment Objective

The Trust’s objective is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Trust. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Trust. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 22 of the Trust’s Prospectus, “Sales Charges - Class A Shares” on page 24 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 35 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 31 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Investment Advisory Fee	0.23%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None
Other Expenses	0.55%	0.54%	0.53%	0.54%
Total Annual Trust Operating Expenses	0.98%	1.77%	0.76%	0.77%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$397	$603	$826	$1,466
Class C Shares	$278	$552	$950	$1,669
Class F Shares	$78	$243	$423	$944
Class Y Shares	$79	$246	$428	$955

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$178	$552	$950	$1,669

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Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust’s performance. During the fiscal year ended March 31, 2025, the Trust’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust’s assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii State and regular Federal income taxes. In general, almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Hawaiian Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Hawaiian Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Hawaiian Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Trust’s weighted average maturity has traditionally been between 5 and 15 years. The Trust is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Trust’s Hawaiian Obligations must be of investment grade quality. This means that they must either

●	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

●	if unrated, be determined to be of comparable quality by the Trust’s investment adviser, Asset Management Group of Bank of Hawaii (the “Adviser”).

The Adviser selects obligations for the Trust’s portfolio in order to achieve the Trust’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Trust. Following is a summary description of certain risks of investing in the Trust.

Market Risk. The market prices of securities or other assets held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Trust’s investments, impair the Trust’s ability to satisfy redemption requests, and negatively impact the Trust’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Trust invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Trust’s investments may be negatively affected. The Trust may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Trust’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Trust. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Trust or a counterparty to a financial contract with the Trust defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Trust could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Hawaii and Other Municipal Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Hawaii and other municipal issuers in which the Trust may invest. Hawaii’s economy, which relies substantially on tourism, the U.S. military, real estate, construction and other service-based industries, depends significantly on conditions in the U.S. economy and key international economies, especially Japan. Hawaii’s economy will be affected by, among other factors, the health of the tourism and hospitality sectors, real or threatened acts of war or terrorism, increases in energy and fuel costs, federal fiscal, monetary and trade policies, the strength of the global economy, including a slowdown in growth in the Japanese and Chinese economies, geopolitical risks, and business and consumer uncertainty related to these issues. Hawaii, which consists entirely of islands, is vulnerable to public health issues, food sustainability issues and shortages, climate change and rising sea levels, erosion, high surf, adverse weather, and natural disasters, including earthquakes, storms, flooding, hurricanes, tsunamis and volcanic activity. Municipal issuers may be adversely affected by rising health care costs, unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative

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actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Trust’s Hawaiian Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities.

Liquidity Risk. The Trust may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Trust is forced to sell an illiquid security to meet redemption requests or other cash needs, the Trust may be forced to sell the security at a substantial loss or may not be able to sell at all. The Trust may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Trust’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Trust will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Trust may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements, interest rates or other market factors, is incorrect.

Valuation Risk. Nearly all of the Trust’s investments are valued using a fair value methodology. The sales price the Trust could receive for any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Trust investments more broadly during periods of market volatility. Investors who purchase or redeem Trust shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued securities or if a different valuation methodology has been used. The ability to value the Trust’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Trust may experience heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Trust’s Adviser, Administrator, Transfer Agent, Custodian or other service providers may disrupt Trust operations, interfere with the Trust’s ability to calculate its NAV, prevent Trust shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Trust or their investment in the Trust, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Trust and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Trust and its shareholders could be negatively impacted as a result.

Non-Diversification Risk. The Trust is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Trust invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects. Also, the Trust may be more risky than a more geographically diverse fund.

An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Trust Performance

The following bar chart and table provide some indication of the risks of investing in the Trust by showing: (a) changes in the Trust’s performance from year to year; and (b) by showing how the Trust’s average annual total returns for the designated periods compare to the returns of the Bloomberg Municipal Bond Index, which may provide an indication of the performance of the overall U.S. municipal fixed income market, the Bloomberg Hawaii Municipal Bond Index, and the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available at www.hawaiiantaxfreetrust.com or by calling 800-437-1000 (toll-free).

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.84% (quarter ended December 31, 2023) and the lowest return for a quarter was -4.78 (quarter ended March 31, 2022).

The year-to-date (from January 1, 2025 to June 30, 2025) total return for Class Y Shares was (0.12)%.

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	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years	Since Inception
Class Returns Before Taxes:
Class A	(2.02)%	(0.68)%	0.59%
Class C	(0.77)%	(0.68)%	0.19%
Class F	1.16%	0.31%	N/A	1.22%(1)
Class Y	1.23%	0.34%	1.20%
Class Y Returns After Taxes:
On Distributions	1.23%	0.33%	1.19%
On Distributions and Redemption	1.66%	0.72%	1.41%
Bloomberg Municipal Bond Index* (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%
Bloomberg Hawaii Municipal Bond Index* (reflects no deduction for fees, expenses or taxes)	1.02%	0.76%	1.98%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD* (reflects no deduction for fees, expenses or taxes)	0.62%	0.94%	1.82%	3.79%(1)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(1)	Inception date - November 30, 2018.

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Trust shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Trust may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser – Asset Management Group of Bank of Hawaii

Portfolio Manager – Mr. Reid Smith, CFA, Vice President and Director of Fixed Income at Bank of Hawaii (“BOH”), serves as the lead portfolio manager of the Trust and has held this role since 2021. Mr. Smith brings over 30 years of experience in the investment industry. Mr. Roman Mahi serves as the assistant portfolio manager of the Trust and has held this role since 2025.

Mr. Mahi joined Bank of Hawaii in May 2024 and brings three years of experience in the investment industry. Mr. Mahi holds both a Master’s degree and a Bachelor of Business Administration in Finance from the Shidler College of Business at the University of Hawaii and has successfully passed Level I of the Chartered Financial Analyst (CFA) Program.

Purchase and Sale of Trust Shares

You may purchase, redeem or exchange shares of the Trust on any day the New York Stock Exchange is open for business. Shareholders that hold an account directly with the Fund may purchase, redeem and exchange shares of the Fund with the Fund’s transfer and shareholder servicing agent through an online investor portal, which can be accessed at my.accessportals.com/app/aql/login.

Shareholders may also purchase, redeem, and exchange shares of the Fund in writing, by telephone or through a financial intermediary.

Shareholders may contact the Trust in writing or by telephone as follows:

●	U.S. Postal Service Mail: Hawaiian Tax-Free Trust, P.O. Box 534428, Pittsburgh, PA 15253-4428

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●	Overnight Carrier Deliveries: Hawaiian Tax-Free Trust, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262

●	The Trust’s telephone number is 800-437-1000

The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Trust intends to distribute income that is exempt from regular Federal income tax and Hawaii state income tax. Portions of the Trust’s distributions may be subject to such taxes and/or to the Federal alternative minimum tax on individuals.

Payments to Broker-Dealers
and Other Financial Intermediaries

If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Trust or the Adviser, may pay the intermediary for the sale of Trust shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Trust over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information About the Trust’s Principal
Investment Strategies
and Principal Risks

Additional Information About the Trust’s Principal Investment Strategies

Investment Objective

The Trust’s objective is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

Hawaiian Obligations

The Trust invests primarily in Hawaiian Obligations, which are a type of municipal obligation. Hawaiian Obligations are obligations of the State of Hawaii and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and State of Hawaii income tax. The Trust purchases the obligations of governmental issuers other than Hawaii governmental issuers only when obligations of the State of Hawaii and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Trust’s assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii State and regular Federal income taxes. This 80% policy may not be changed without shareholder approval. Except for this policy and the Trust’s investment objective, the Trust’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Trust is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes. They include:

●	municipal notes and bonds,

●	tax, revenue or bond anticipation notes,

●	construction loan notes,

●	project notes, which sometimes carry a U.S. government guarantee,

●	municipal lease/purchase agreements,

●	participation interests in municipal or other securities, and

●	floating and variable rate demand notes.

There are two principal classifications of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. The various public purposes for which municipal obligations are issued include:

●	obtaining funds for general operating expenses,

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●	refunding outstanding obligations,

●	obtaining funds for loans to other public institutions and facilities, and

●	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust’s portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Trust, or if an obligor of such a security has difficulty meeting its obligations, the Trust may obtain or exchange a new or restructured security or underlying assets. In that case, the Trust may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Trust may incur expenses in an effort to protect the Trust’s interest in securities experiencing these events.

Additional Investment Strategies

Short-Term Investments

The Trust may invest in short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the Trust purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Trust at a higher price. The repurchase agreement thereby determines the yield during the Trust’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the Trust.

Cash Management

The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations. The Trust may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations. Although the Trust

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has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Trust’s 80% policy, the Trust is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The Trust’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of the Trust’s assets.

Additional Information About the Principal Risks of Investing in the Trust

Market Risk. The market prices of securities or other assets held by the Trust may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Trust fall, the value of your investment in the Trust will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Trust’s investments, impair the Trust’s ability to satisfy redemption requests, and negatively impact the Trust’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Trust invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union

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(or Brexit), or potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. Moreover, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the United States and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Trust’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Trust’s investments may be negatively affected. The Trust may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Trust. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the Trust, and the Trust’s yield, will decline. Also, when interest rates decline, investments made by the Trust may pay a lower interest rate, which would reduce the income received and distributed by the Trust; however, the value of fixed income securities generally rises when interest rates decline. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Trust’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Trust before interest rates in the Trust’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based

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on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the Trust fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Trust could decline. Changes in actual or perceived creditworthiness may occur quickly. If the Trust enters into financial contracts (such as repurchase agreements, when-issued and delayed delivery transactions), the Trust will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the Trust may incur expenses and suffer delays in an effort to protect the Trust’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Trust invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by the Trust is downgraded by a rating agency, the value of such obligations may be negatively affected. The Trust also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer. The Trust may hold several investments covered by one insurer, which would increase the Trust’s exposure to the claims-paying ability of that insurer.

In the past, the Trust has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity. Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds. Accordingly, the Trust’s investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Hawaiian Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Hawaii municipal issuers in which the Trust may invest. Hawaii’s economy, which relies substantially on tourism, retail, hospitality, the U.S. military, real estate, construction, and other service-based industries, depends significantly on conditions in the U.S. economy and key international economies, particularly Japan and other Asian countries. Hawaii’s economy will be affected by, among other factors, growth or decline in the tourism sector, real or threatened acts of war or terrorism, increases in energy and fuel costs, federal fiscal, monetary and trade policies, the strength of the global economy, including a slowdown in growth in the Japanese and Chinese economies, geopolitical risks, and business and consumer uncertainty related to these issues.

Hawaii’s isolation and geographical location also creates various other risks. Hawaii heavily relies on the shipment of food and goods through domestic and international shipping channels. This, in part, contributes to one of the highest costs of living in the United States. As an island chain, Hawaii is also vulnerable to public health issues, food sustainability issues and shortages, climate change and rising sea levels, erosion, high surf, adverse weather, and natural disasters, including flooding, storms, earthquakes, hurricanes, tsunamis and volcanic activity. Furthermore, following the occurrence of such events, Hawaii’s isolation complicates and delays the provision of aid by the Federal government and/or other entities.

Hawaii and its various subdivisions may also face other financial challenges. Hawaii faces pressure from costs relating to pension and other post-employment benefits. Hawaii’s retirement systems are underfunded. Increasing health care costs, an aging population, and longer life expectancies continue to exacerbate this problem.

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Hawaii’s fiscal situation could become more difficult as a result of these issues, and other impacts of the current economic environment could materially affect the financial condition of the state and its municipalities. The potential deterioration of Hawaii’s fiscal situation increases the risk of investing in Hawaii municipal issuers, including the risk of potential issuer default, and also heightens the risk that the prices of Hawaii municipal securities, and the Trust’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Hawaii issuers could result in a reduction in the market value of Hawaii municipal securities held by the Trust, which could negatively impact the Trust’s net asset value, yield and/or distributions paid by the Trust.

The foregoing and other factors may result in losses to the Trust. More detailed information about the economy of Hawaii may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes. Municipal issuers may also be adversely affected by rising health care costs, unfunded pension liabilities and by the phasing out of Federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. Timely, accurate and complete information regarding municipal issuers may not be available. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the state and local governments and may have a negative effect on their ability to meet their obligations. There could be legal challenges to the authority of certain entities to issue municipal securities. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Trust’s investments.

Tax Risk. The Trust purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and Hawaii state income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Hawaii state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Trust shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Trust.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Although most of the Trust’s investments must be liquid at the time of investment, investments may become illiquid

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after purchase by the Trust, particularly during periods of market turmoil or due to adverse changes in the condition of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Trust’s ability to sell its investments and to purchase suitable investments. When the Trust holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Trust is forced to sell these investments to meet redemption requests or for other cash needs or to try to limit losses, the Trust may suffer a substantial loss or may not be able to sell at all. The Trust may experience heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the Trust, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Trust holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sales proceeds until that time, which may constrain the Trust’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Trust holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Trust could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Trust purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Trust may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause the Trust’s share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements, interest rates or other market factors, is incorrect.

Valuation Risk. Many factors may influence the price at which the Trust could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Trust’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect Trust investments more broadly during periods of market volatility. Nearly all of the Trust’s investments are valued using a fair value methodology. Investors who purchase or redeem Trust shares may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Trust’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Trust may experience periods of heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Trust has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Trust could hurt performance and/or cause the remaining shareholders in the Trust to lose money. If one decision maker has control of Trust shares owned by separate Trust shareholders, including clients or affiliates of the

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Trust’s Adviser, redemptions by these shareholders may further increase the Trust’s redemption risk. If the Trust is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Trust’s Adviser, Administrator, Transfer Agent, Custodian or other service providers may disrupt Trust operations, interfere with the Trust’s ability to calculate its NAV, prevent Trust shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Trust or their investment in the Trust, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Trust and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Trust and its shareholders could be negatively impacted as a result. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Trust and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Trust’s ability to plan for or respond to a cyber attack.

Non-Diversification Risk. The Trust is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Trust invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects. Also, the Trust may be more risky than a more geographically diverse fund.

Risk of Increase in Expenses. Your actual costs of investing in the Trust may be higher than the expenses shown in “Annual Trust Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Trust expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust’s yield will go down. If a significant amount of the Trust’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent the Trust from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Trust’s website.

Trust Management

How is the Trust managed?

Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, 111 S. King St. cc770, Honolulu, HI 96813 (the “Adviser”) is the Trust’s investment adviser.

Under the Amended and Restated Investment Advisory Agreement, the Adviser supervises continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust.

The Trust pays to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23 of 1% of the Trust’s net asset value on assets up to and including $875 million; 0.17 of 1% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and 0.155 of 1% of the Trust’s net asset value on assets over $1.5 billion. During the fiscal year ended March 31, 2025, the Trust paid to the Adviser a fee at the annual rate of 0.23 of 1% of the Trust’s net asset value. A discussion regarding the basis for the Board of Trustees’ approval of the Amended and Restated Investment Advisory Agreement is available in the Fund’s Semi-Annual Financials and Additional Information to shareholders filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR for the fiscal period ended September 30, 2024.

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Effective September 1, 2024, Bank of Hawaii - within which the Adviser operates as a separately identifiable department - also provides certain administrative services to the Trust under a separate Administrative Services Agreement. Bank of Hawaii receives a fee at the annual rate of 0.10 of 1% of the Trust’s net asset value for providing such administrative services.

Information about the Adviser

The Trust’s Adviser is a separately identifiable department of Bank of Hawaii (“BOH”), all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”). The Adviser is a registered investment adviser. As of March 31, 2025, the Adviser had approximately $1.1 billion in assets under management. BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the SEC which are available for public inspection.

Reid Smith, CFA serves as the lead portfolio manager of the Trust. He is a Vice President and Director of Fixed Income at Bank of Hawaii. Mr. Smith has managed the Trust since 2021 and brings over 30 years of experience in fixed income portfolio management, with deep expertise in municipal bond strategies.

Mr. Smith began his investment career in the investment department of Bank of Hawaii (formerly Hawaiian Trust Company), where he managed the Hawaiian Tax-Free Trust from 1989 to 1991. His career includes senior roles such as Principal and Senior Portfolio Manager at Vanguard Group (1992–2009), where he oversaw two prominent municipal bond funds totaling $12.5 billion in assets. He later served as Head of the Fixed Income Group at Barclays Wealth (2011–2015), CIO and Director at Ziegler Capital Management – BPG Group (2015–2019), and most recently as a Financial Advisor at Stifel (2020–2021).

Mr. Smith is a Chartered Financial Analyst and holds both a Bachelor’s and a Master’s degree in Business Administration from the Shidler College of Business at the University of Hawai’i at Mānoa.

Mr. Roman Mahi serves as the assistant portfolio manager of the Trust. Mr. Mahi has managed the Trust since 2025. Prior to joining Bank of Hawaii in May 2024, he worked as a Graduate Student Assistant for Leadership Development at the University of Hawaii (October 2023-May 2024), an intern at Cantor Fitzgerald in New York City (June-July 2023), and an analyst at the Employees’ Retirement System Hawaii in Honolulu (2022-2023). Mr. Mahi holds both a Master’s degree and a Bachelor of Business Administration in Finance from the Shidler College of Business at the University of Hawai’i at Mānoa. He has also passed Level I of the Chartered Financial Analyst (CFA) Program.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Trust.

The Trust is not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Trust’s Board of Trustees, Adviser and other service providers are not fiduciaries under ERISA. Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

Net Asset Value per Share

The net asset value of the shares of each of the Trust’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Trust’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Portfolio securities generally are fair valued on the basis of market valuations furnished by a pricing service, which may use market prices for comparable securities or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. The Adviser has been designated as the Trust’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

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Purchases

Are there alternative purchase plans?

The Trust provides individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of the Trust have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from the Trust.

Class F Shares and Class Y Shares are available only to investors who are investing through a financial intermediary. Not all financial intermediaries make Class F Shares and Class Y Shares available to their clients.

In which states can I buy shares of the Trust?

You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below.

If you are a resident of a state other than Hawaii, dividends from the Trust may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Trust.

On the date of this Prospectus, Class A Shares and Class C Shares, Class F Shares and Class Y Shares are available in:

Hawaii, Alabama, Alaska, California, Colorado, Connecticut, Delaware, Florida, Georgia, Guam, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Nevada, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Utah, Virginia and Washington.

In addition, Class A Shares are available in: Arizona, Iowa, Maryland Michigan, and Texas.

In addition, Class C Shares are also available in Maryland and Texas.

In addition, Class F Shares are also available in Iowa, Maryland, Maine, Michigan, Mississippi, Montana, Nebraska, New Hampshire, New Mexico, Oklahoma, Puerto Rico, South Dakota, Tennessee, U.S. Virgin Islands, Vermont and West Virginia.

In Addition, Class Y shares are also available in Arizona.

On the date of this Prospectus, Class Y Shares are available only in:

Hawaii, Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Washington.

The Trust may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

●	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

●	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with Foreside Fund Services, LLC (the “Distributor”) authorizing the sale of Trust shares.

Option II

●	$50 or more if an Automatic Investment Program is established.

●	Subsequently, any amount you specify of $50 or more.

●	You are not permitted to maintain both an Automatic Investment Program and a Systematic Withdrawal Plan simultaneously.

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

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How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

●	Online, at my.accessportals.com/app/aql/login;

●	Through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

●	By mailing payment to Hawaiian Tax-Free Trust.

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F and Y Shares. (See “What price will I pay for the Trust’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
●	Make out a check for the investment amount payable to Hawaiian Tax-Free Trust.

●	Complete a New Account Application, which is available at www.hawaiiantaxfreetrust.com.

●	Send your check and completed New Account Application to one of the following addresses:

U.S. Postal Service Mail:

Hawaiian Tax-Free Trust

P.O. Box 534428

Pittsburgh, PA 15253-4428

Overnight Carrier Deliveries:

Hawaiian Tax-Free Trust

Attention: 534428

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Please note that there may be a delay in receipt by the Trust’s Transfer Agent of applications submitted by U.S. Postal Service mail to a post office address.

The Trust is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Trust, the Trust will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

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Adding to a Class A or Class C Share Account

Online

●

Shareholders that hold an account directly with the Trust may purchase additional shares of the Trust with the Trust’s transfer and shareholder servicing agent through an online investor portal, which can be accessed at my.accessportals.com/app/aql/login.

By Wire

●

Telephone the Trust (toll-free) at 800-437-1000 and advise us that you would like to purchase shares of the Trust by wire transfer. We will provide appropriate instructions at that time. Your wire must be received no later than 11:00 a.m. Eastern time on the business day after the Trust receives your request to purchase shares. If your wire is not received by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times.

By Check

●

Make out a check for the investment amount payable to Hawaiian Tax-Free Trust.

●

Fill out the pre-printed stub attached to the Trust’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

●

Send your check and account information to one of the following addresses:

U.S. Postal Service Mail:

Hawaiian Tax-Free Trust

P.O. Box 534428

Pittsburgh, PA 15253-4428

Overnight Carrier Deliveries:

Hawaiian Tax-Free Trust

Attention: 534428

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Please note that there may be a delay in receipt by the Trust’s Transfer Agent of purchase orders submitted by U.S. Postal Service mail to a post office address.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

An investor may open a Class A or Class C Share account or make additional investments in Class A or Class C Shares through a financial intermediary.

Opening or Adding to a Class F or Class Y Share Account

An investor may open a Class F or Class Y Share account or make additional investments in Class F or Class Y Shares only through a financial intermediary.

Investing through financial intermediaries

If you invest in the Trust through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through a financial intermediary, you generally may buy and sell shares and complete other transactions only through your financial intermediary account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Trust, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Trust and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

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●	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your Financial Institution account.

●	Telephone Investment: You can make single investments of up to $200,000 by telephone.

Before you can transfer funds electronically, we must have your banking instructions on file. For more information on how to add banking instructions to your account, please contact us at 800-437-1000. If your account is held directly with a financial intermediary firm, please consult with your investment professional if you need to make such changes.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares and Class Y Shares.

Redeeming an Investment

You may redeem some or all of your investment in the Trust by a request to the Trust or your financial intermediary, that has an agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

●	Class C Shares held for less than 12 months (from the date of purchase); and

●	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

How can I redeem my Shares?

Through Your Financial Intermediary: If your account is held with a financial intermediary, please contact your investment professional for more information on how to redeem your shares. Please note that your financial intermediary may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Trust reserves the right to terminate this procedure at any time. Redemption requests for Class F and Class Y Shares must be made through a financial intermediary.

If your account is held directly with the Trust, redemption requests may be made online, by telephone or mail, as described below.

Online. Shareholders that hold an account directly with the Trust may purchase additional shares of the Trust with the Trust’s transfer and shareholder servicing agent through an online investor portal, which can be accessed at my.accessportals.com/app/aql/login.

By Telephone. Please call 800-437-1000 toll-free to redeem shares and make payments:

a)	to a Financial Institution account you have previously specified; or

b)	by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Whenever you contact us by telephone, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. Hawaiian Tax-Free Trust and the Trust’s Transfer Agent are not responsible for losses resulting from unauthorized telephone transactions if reasonable procedures are followed to verify a caller’s identity. Calls may be recorded.

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By Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to one of the following addresses:

●	U.S. Postal Service Mail: Hawaiian Tax-Free Trust, P.O. Box 534428, Pittsburgh, PA 15253-4428

●	Overnight Carrier Deliveries: Hawaiian Tax-Free Trust, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262

The letter, signed by the registered shareholder(s), must indicate:

●	account name(s)

●	account number

●	dollar amount or number of shares to be redeemed; and

●	payment instructions (we normally mail redemption proceeds to your address as registered with the Trust).

To have redemption proceeds sent directly to your Financial Institution account, we must have your banking instructions on file.

Please note that there may be a delay in receipt by the Trust’s Transfer Agent of redemption requests submitted by U.S. Postal Service mail to a post office address.

You may establish or change your designated Financial Institution account at any time by contacting us at 800-437-1000.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees. If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to

$50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities.

Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Trust no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to Hawaiian Tax-Free Trust: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account.	None.
Through a financial intermediary.	Check or wire, to your financial intermediary.	None. However, your financial intermediary may charge a fee.

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Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Trust may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and you will be refunded any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Trust.

Is there a Systematic Withdrawal Plan?

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F or Y Shares.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) we receive satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Trust’s investments, the Trust may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Trust could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Trust also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of the Trust’s portfolio securities. If the Trust redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Trust. The Trust may redeem in kind if, for example, the Trust reasonably believes that a cash redemption may have a substantial impact on the Trust and its remaining shareholders. Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of the Trust’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Trust may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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Proper Form

When you buy, exchange or redeem shares, your request must be in proper form. This means you have provided the following information, without which the request may not be processed:

●	Account name(s)

●	Account number

●	Dollar amount or number of shares being bought, exchanged or redeemed

●	In the case of a redemption, payment instructions

●	For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)

●	A Medallion signature guarantee. If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Trust to identify you. The Trust may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in the Trust through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Trust, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Trust. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Trust will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Trust immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Trust’s share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Trust’s share classes?

The Trust offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Trust or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Trust shares directly from the Trust or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 3.00%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.20 of 1% is imposed on the average annual net assets represented by the Class A Shares.	Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information). A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients. A service fee of 0.25 of 1% will be paid to the Distributor.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges. Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).	Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.	None.
Other Information	N/A	N/A

What price will I pay for the Trust’s shares?

Class A Shares Offering Price	Class C, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share

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An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by Hawaiian Tax-Free Trust or an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. As noted above, shares of the Trust are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

●	an individual;

●	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

●	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

●	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of the Trust that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of the Trust in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 or more	None	None
For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 3.00% or $300 (Column II).	($10,000 x 0.03 = $300)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $300 = $9,700.)	($10,000 - $300 = $9,700)
The sales charge as a percentage of the net amount invested in your account would be 3.09% (Column III).	($300 / $9,700 = 0.0309 or 3.09%)

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Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.

Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)	Class A Shares issued when the value of the purchase, together with the value of shares of the Trust that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of the Trust that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Trust Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	0.25%
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of Trust Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Trust Shares you owned was lower.

The CDSC will be waived for:

●	Redemption following the death of the shareholder or beneficial owner.

●	Redemption by the Trust when an account falls below the minimum required account size.
●	Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

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Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Trust.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of the Trust, the directors, officers and certain employees, former employees and representatives of the Adviser and the parents and/or affiliates of the Adviser, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Trust, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority. Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups. A qualified group is a group or association that: (i) satisfies uniform criteria; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer. At the time of purchase, the Trust must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer. Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Trust’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees. As of May 1, 2025, the

Distributor has entered such an agreement with Merrill Lynch, Morgan Stanley Smith Barney, and Vanguard. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information, as applicable.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge. The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Trust, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below. Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.hawaiiantaxfreetrust.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see

26    |    Hawaiian Tax-Free Trust

“Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Trust are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Trust shares. The Adviser may make payments or provide non-cash compensation out of its own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchanging Shares

You cannot exchange shares of the Trust for shares of another fund.

Same Fund Exchanges

Certain shareholders may be eligible to exchange their shares for shares of another class of the Trust. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about same fund exchanges.

Frequent Trading

As stated above, the Trust may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

Quarterly Statements and Confirmations

For accounts that are held directly with the Trust, at the end of each calendar quarter we will send you an account statement reflecting year-to-date activity. A transaction confirmation will be sent to you following certain transactions that occur within your account, including purchases, redemptions and account updates such as name and address changes. Confirmations are not sent for system generated transactions (e.g., dividends, automatic investments and systematic withdrawals). Those transactions are detailed within your quarterly statement.

Is there a Distribution Plan?

The Trust has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii)	permit the Adviser to make payment for distribution expenses out of its own funds; and

(iii)	protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Trust makes payments with respect to Class A and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.20 of 1% for Class A Shares and 0.75 of 1% for Class C Shares of the average annual net assets represented by each such class. Payments with respect to each class are made only out of the Trust’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.

27    |    Hawaiian Tax-Free Trust

These distribution fees are in addition to any other sales charges you may pay.

Shareholder Services Plan for Class C Shares

The Trust’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust’s assets represented by the Class C Shares.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Trust

In addition to, rather than in lieu of, fees paid by the Trust under its Distribution Plan or Shareholder Services Plan, the Trust may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Adviser and/or its related companies pay compensation (out of their own assets and not as an additional charge to the Trust, although such assets may include profits derived from services provided to the Trust) to financial advisors in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services. This additional compensation is sometimes referred to as “revenue sharing.” For example, the Adviser and/or its related companies pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with “shelf space.” Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Adviser and/or its related companies. The prospect of receiving additional compensation provides financial advisors with an incentive to favor sales of shares of the Trust over other investment options and creates a conflict of interest. To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of the Trust ask your financial advisor. For more information, please see the Trust’s SAI.

To the extent financial advisors sell more shares of the Trust or retain shares of the Trust in their clients’ accounts, the Adviser receives greater fees due to the increase in Trust assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Trust generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. A Transfer on Death Registration Request Form is available by calling 800-437-1000 or through your financial intermediary. With it you will receive a copy of the TOD Rules of the Hawaiian Tax-Free Trust, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class F or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/ dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust’s income varies, so will the Trust’s dividends. There is no fixed dividend rate. It is expected that most of the Trust’s dividends will be comprised of

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interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or paid to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Trust’s present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You can make any of these elections on the New Account Application. For information on changing distribution elections on your existing account(s), please contact us at 800-437-1000. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form. It will continue in effect until we receive written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Trust.

The Trust reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send us written instructions as described above.

Class F and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Trust.

You may receive three different types of distributions from the Trust: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions from the Trust will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Hawaiian Obligations will also generally be exempt from Hawaii state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Trust’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Trust does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

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During the last calendar year, the Trust’s distributions consisted of the following:

Calendar Year 12/31/24

	Exempt - Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	95.2%	—	4.80%
Class C Shares	95.2%	—	4.80%
Class F Shares	95.2%	—	4.80%
Class Y Shares	95.2%	—	4.80%

Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of the Trust when the Trust is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Trust dividends and distributions annually.

If you sell shares of the Trust, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Trust shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gain from redemptions of Trust shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Trust may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by the Trust as (i) interest-related dividends, to the extent such dividends are derived from the Trust’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Trust’s “qualified short-term gain”) or other payments that are subject to withholding, the Trust will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). “Qualified net interest income” is the Trust’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Trust for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide the Trust with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends), and redemption proceeds payable to you by the Trust. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Hawaii taxes

Dividends and distributions paid by the Trust to Hawaii residents will generally be treated for Hawaii income tax purposes in the same manner as they are treated for Federal income tax purposes. Under Hawaii tax law, however, interest derived from obligations of states other than Hawaii (and their political subdivisions) will not be exempt from taxation unless expressly exempted or excluded by any other Hawaii law.

Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii franchise tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.

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HAWAIIAN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust’s financial performance for the past five years of the Trust’s operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust’s financial statements, are available upon request.

	Class A Year Ended March 31,
	2025	2024	2023		2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$10.51	$10.62	$10.82		$11.48	$11.36
Net investment income(1)	0.22	0.21	0.17		0.17	0.19
Net realized and unrealized gain(loss) on investments	(0.11)	(0.11)	(0.19)		(0.65)	0.14
Total from investment operations	0.11	0.10	(0.02)		(0.48)	0.33

Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.21)	(0.18)		(0.17)	(0.19)
Net realized capital gains	—	—	(0.00	)(2)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.22)	(0.21)	(0.18)		(0.18)	(0.21)

Net asset value, end of year	$10.40	$10.51	$10.62		$10.82	$11.48
Total investment return(3)	1.08%	0.95%	(0.19)%		(4.25)%	2.97%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$359,248	$413,159	$456,130		$498,513	$549,148
Ratio of expenses to average net assets	0.98%	0.88%	0.86%		0.82%	0.83%
Ratio of net investment income to average net assets	2.12%	1.98%	1.64%		1.47%	1.68%
Portfolio turnover rate	18%	19%	21%		14%	9%

(1)	The selected per data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum sales load of 3.00% or any applicable sales charge. If reflected, the return would be lower.

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HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2025	2024	2023		2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$10.51	$10.62	$10.82		$11.47	$11.36
Net investment income(1)	0.14	0.12	0.09		0.08	0.10
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.11)	(0.20)		(0.64)	0.13
Total from investment operations	0.02	0.01	(0.11)		(0.56)	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.12)	(0.09)		(0.08)	(0.10)
Net realized capital gains	—	—	(0.00	)(2)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.14)	(0.12)	(0.09)		(0.09)	(0.12)

Net asset value, end of year	$10.39	$10.51	$10.62		$10.82	$11.47
Total investment return(3)	0.18%	0.15%	(0.99)%		(4.94)%	2.06%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$4,280	$6,190	$9,779		$15,232	$19,865
Ratio of expenses to average net assets	1.77%	1.68%	1.66%		1.62%	1.63%
Ratio of net investment income to average net assets	1.33%	1.17%	0.82%		0.67%	0.87%
Portfolio turnover rate	18%	19%	21%		14%	9%

(1)	The selected per data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

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HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31,
	2025	2024	2023		2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.64	$10.84		$11.50	$11.39
Net investment income(1)	0.25	0.23	0.20		0.20	0.22
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.12)	(0.20)		(0.65)	0.13
Total from investment operations	0.13	0.11	—		(0.45)	0.35

Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.23)	(0.20)		(0.20)	(0.22)
Net realized capital gains	—	—	(0.00	)(2)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.25)	(0.23)	(0.20)		(0.21)	(0.24)

Net asset value, end of year	$10.40	$10.52	$10.64		$10.84	$11.50
Total investment return(3)	1.20%	1.09%	0.05%		(4.02)%	3.11%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$344	$400	$428		$196	$295
Ratio of expenses to average net assets	0.76%	0.65%	0.62%		0.60%	0.59%
Ratio of net investment income to average net assets	2.34%	2.22%	1.89%		1.70%	1.89%
Portfolio turnover rate	18%	19%	21%		14%	9%

(1)	The selected per data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

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HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2025	2024	2023		2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.64	$10.84		$11.50	$11.39
Net investment income(1)	0.25	0.23	0.19		0.19	0.22
Net realized and unrealized gain/(loss) on investments	(0.11)	(0.11)	(0.19)		(0.65)	0.13
Total from investment operations	0.14	0.12	—		(0.46)	0.35

Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.23)	(0.20)		(0.19)	(0.22)
Net realized capital gains	—	—	(0.00	)(2)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.25)	(0.23)	(0.20)		(0.20)	(0.24)

Net asset value, end of year	$10.42	$10.53	$10.64		$10.84	$11.50
Total investment return(3)	1.28%	1.16%	0.01%		(4.05)%	3.08%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$33,288	$51,607	$57,409		$72,358	$76,282
Ratio of expenses to average net assets	0.77%	0.68%	0.66%		0.62%	0.63%
Ratio of net investment income to average net assets	2.33%	2.18%	1.83%		1.66%	1.87%
Portfolio turnover rate	18%	19%	21%		14%	9%

(1)	The selected per data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

34    |    Hawaiian Tax-Free Trust

Broker-Defined Sales Charge Waiver Policies

The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below or for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

Merrill Lynch:

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Shares purchased through a Merrill investment advisory program

●	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

●	Shares purchased through the Merrill Edge Self-Directed platform

●	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

●	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
●	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

●	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

●	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

●	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

●	Shares sold due to return of excess contributions from an IRA account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

●	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

35    |    Hawaiian Tax-Free Trust

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Trust shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Trust’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Trust’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Trust if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

36    |    Hawaiian Tax-Free Trust

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”):

Effective May 1, 2020, shareholders purchasing Trust shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Trust’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Trust’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Trust if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Trust, and employees of the Trust’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Trust’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

37    |    Hawaiian Tax-Free Trust

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones: Effective on or after September 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hawaiian Tax-Free Trust, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Hawaiian Tax-Free Trust held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

○	The redemption and repurchase occur in the same account.

○	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

38    |    Hawaiian Tax-Free Trust

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

●	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

●	Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from Hawaiian Tax-Free Trust, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Trust’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Trust’s Prospectus

39    |    Hawaiian Tax-Free Trust

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Trust’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Hawaiian Tax-Free Trust assets held by accounts within the purchaser’s household at Baird. Eligible Hawaiian Tax-Free Trust assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hawaiian Tax-Free Trust through Baird, over a 13-month period of time

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

●	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

40    |    Hawaiian Tax-Free Trust

Board of Trustees

Glenn P. O’Flaherty, Chair
Catherine Luke

Randolph P. Perreira

Officers

Joel L. Weiss, President

John Canning, Chief Compliance Officer
Christine S. Catanzaro, Chief Financial Officer and Treasurer
Vincenzo A. Scarduzio, Secretary

Gabriella Mercincavage, Assistant Treasurer

Investment Adviser

Asset Management Group of Bank of Hawaii

111 S. King St. cc770 ● Honolulu, Hawaii 96813

Distributor

Foreside Fund Services, LLC

190 Middle Street, Suite 301 ● Portland, Maine 04101

Administrator

The Bank of New York Mellon
103 Bellevue Parkway ● Wilmington, Delaware 19809

Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

500 Ross Street, 154-0520 ● Pittsburgh, Pennsylvania 15262

Custodian

The Bank of New York Mellon
240 Greenwich Street ● New York, New York 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place ● 50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street ● Boston, Massachusetts 02110

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

Additional information about the Trust’s investments is available in the Trust’s Annual and Semi-Annual Reports to shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. You can get the SAI and the Trust’s Annual and Semi-Annual Reports and Form N-CSR without charge, upon request, and request other information about the Trust and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Trust’s website at www.hawaiiantaxfreetrust.com.

Reports and other information about the Trust are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084.

This Prospectus should be read and retained for future reference

Hawaiian Tax-Free Trust

111 S. King St. cc770

Honolulu, HI 96813

Tickers:	Class A – HULAX	Class C – HULCX
	Class F – HULFX	Class Y – HULYX

Statement of Additional Information

July 29, 2025

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for Hawaiian Tax-Free Trust (the “Trust”) dated July 29, 2025. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Trust’s website at www.hawaiiantaxfreetrust.com,

or toll-free at:

800-437-1000

Financial Statements

The financial statements and financial highlights for the Trust (File Nos. 2-92583 and 811-4084) for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission on Form N-CSR on June 3, 2025 (Accession No. 0001193125-25-133931), are hereby incorporated by reference into this SAI. These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Trust’s annual and semi-annual report to shareholders, and financial and additional information to shareholders as filed on Form N-CSR, can be obtained without charge by calling 800-437-1000 toll-free.

i	Hawaiian Tax-Free Trust

Hawaiian Tax-Free Trust

Statement of Additional Information

Trust History

The Trust is a Massachusetts business trust formed in 1984. It is an open-end, non-diversified management investment company.

Investment Objective, Investment Strategies and Risks

The Trust’s Prospectus discusses the Trust’s investment objective and strategies. The following discussion supplements the description of the Trust’s investment strategies in its Prospectus.

Investment Objective

The Trust’s objective is to provide you as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii state and regular Federal income taxes.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about the Trust’s principal investment strategies and risks and the securities in which the Trust may invest.

Percentage Limitations

The Trust’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Trust’s policies and procedures. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust’s investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Hawaiian Obligations which the Trust may purchase.

1	Hawaiian Tax-Free Trust

Additional Information About the Hawaii Economy

The Trust intends to invest a high proportion of its assets in Hawaii municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Hawaii issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Information concerning certain factors affecting the economy of the State of Hawaii is set forth in Appendix B to this SAI.

There can be no assurance that current or future economic difficulties in the United States or Hawaii and the resulting impact on the State will not adversely affect the market value of Hawaii municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Hawaii municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”) unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Hawaiian Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Hawaiian Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust generally will not purchase obligations of Hawaiian issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

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Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Trust invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations

The Trust may buy Hawaiian Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Hawaiian Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Hawaiian Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Hawaiian Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Hawaiian Obligations.

Zero Coupon Securities

The Trust may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that the Trust might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Code, the Trust must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because the Trust would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Trust might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Trust might obtain such cash from selling other portfolio holdings which might cause the Trust to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Trust expenses could be allocated and may reduce the rate of return for the Trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

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Taxable Short-term Obligations

Although the Trust does not currently do so, it is permitted to purchase taxable short-term obligations. The “Taxable Short-Term Obligations” which the Trust may purchase are obligations maturing in one year or less from the date of purchase by the Trust which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Obligations”); (ii) commercial paper rated Prime-1 by Moody’s or A-1 by S&P (see Appendix A); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. Under normal market conditions the Trust cannot purchase Taxable Short-Term Obligations or purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures or options on Futures if thereafter more than 20% of its total assets would consist of such Obligations, cash, margin deposits on such Futures and margin deposits and premiums on options on such Futures, except for defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Hawaiian Obligations. The Trust may also invest in Taxable Short-Term Obligations (within such 20% limit) pending investment in Hawaiian Obligations of the proceeds of the sale of shares or the sale of Hawaiian Obligations. The Trust may enter into repurchase agreements as to Taxable Short-Term Obligations (see “Repurchase Agreements” below). Income from Taxable Short-Term Obligations and repurchase agreements is taxable and therefore is not included in the “exempt-interest” dividends which the Trust will pay.

Repurchase Agreements

The Trust may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Repurchase agreements may be entered into only with commercial banks or broker/dealers. A repurchase agreement occurs when, at the time the Trust purchases a security, the Trust also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The Resold Securities will be held by the Trust’s custodian bank. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest. However, in the opinion of the Trust this risk is not material since, upon default, the Resold Securities constitute security for the repurchase obligation. Repurchase agreements can be considered as “loans” collateralized by the Resold Securities (such agreements being recognized in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”)). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Trust.

Tender Option Bond Inverse Floaters

The Trust can invest, under appropriate market conditions, in certain derivative instruments known as “inverse floaters” that are offered via “tender option bond” programs (“Tender Option Bond Inverse Floaters”). Although volatile, these instruments typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. The Trust will invest only in Tender Option Bond Inverse Floaters qualifying as “Hawaiian Obligations.” Hawaiian Obligations are a type of municipal obligation. They pay interest which in the opinion of bond counsel or other appropriate counsel at the time of issuance is exempt from regular Federal and Hawaii state income taxes. They include obligations of Hawaii issuers and certain non-Hawaii issuers, of any maturity.

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Tender option bonds and their related inverse floaters are municipal-bond-derivative securities that provide for tax-free income at variable rates. In the tender option bond programs that the Trust would use, high quality longer-term municipal bonds, all of which will qualify as Hawaiian Obligations, are held in a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. These “tender option bonds” are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning the income produced by the underlying bonds net of program costs and of the variable income paid to the holders of the tender option bonds) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. Both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events. The value of the residual interest or Tender Option Bond Inverse Floater is generally more volatile than that of a fixed-rate municipal bond.

There are risks associated with Tender Option Bond Inverse Floaters. Tender Option Bond Inverse Floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest rate received when short-term interest rates rise and increase the interest received when short-term rates fall. For these reasons, Tender Option Bond Inverse Floaters tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment due to the risk of reduced or eliminated interest payments on Tender Option Bond Inverse Floaters, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

Futures Contracts and Options

Although the Trust does not presently do so, it is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

Unlike when the Trust purchases or sells a Hawaiian Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Hawaiian Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

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There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust’s Hawaiian Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Hawaiian Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Hawaiian Obligations being hedged. If the price of the Future or option moves less than the price of the Hawaiian Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Hawaiian Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Hawaiian Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Hawaiian Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Hawaiian Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Hawaiian Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Hawaiian Obligations being hedged if the historical volatility of the prices of the Hawaiian Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Hawaiian Obligations held in the Trust’s portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

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Where Futures or options are purchased to hedge against a possible increase in the price of Hawaiian Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Hawaiian Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Hawaiian Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

The “sale” of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

The Trust will comply with Rule 18f-4 under the 1940 Act with respect to any investments in futures, options or other derivatives.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Trust may use.

Cash Management and Defensive Investing

Cash Management. The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing. The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust’s yield will go down. If a significant amount of the Trust’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

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Supplemental Information Regarding Other Risks

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Trust’s service providers regularly experience such attempts, and expect they will continue to do so. The Trust is unable to predict how any such attempt, if successful, may affect the Trust and its shareholders. While the Trust’s service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as the Adviser, The Bank of New York Mellon, the Trust’s Custodian, and BNY Mellon Investment Servicing (US) Inc., the Trust’s Administrator and Shareholder Servicing Agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the Adviser or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Trust shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Portfolio Turnover

For reporting purposes, the Trust’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Trust during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Trust’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this may indicate greater transaction costs which must be paid by the Trust. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The Trust’s annual portfolio turnover rate for the fiscal years ended March 31, 2025 and March 31, 2024 was 18% and 19%, respectively.

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Trust Policies

Investment Restrictions

The Trust has adopted certain fundamental investment policies which, along with the Trust’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust. For this purpose, a majority of the outstanding shares of the Trust means the vote of the lesser of (a) 67% or more of the dollar value of the Trust’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust’s outstanding shares. The Board may change non-fundamental investment policies at any time. The Trust’s fundamental policies are set forth below:

(1)	The Trust may not borrow money except as permitted by the 1940 Act.

(2)	The Trust may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Trust may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The Trust may not issue senior securities except as permitted by the 1940 Act.

(5)	The Trust may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The Trust may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)	The Trust may not make any investment if, as a result, the Trust’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.

(8)	At least 80% of the Trust’s net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Hawaii state and regular Federal income taxes.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the Trust does not contemplate borrowing for leverage, but if the Trust does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

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The Trust may pledge its assets and guarantee the securities of another company without limitation, subject to the Trust’s investment policies (including the Trust’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Trust’s policies on senior securities. If the Trust were to pledge its assets, the Trust would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Trust’s Board and Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Trust to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes that the income justifies the attendant risks. The Trust also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent the Trust from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Trust obligations that have a priority over the Trust’s shares with respect to the payment of dividends or the distribution of Trust assets. The 1940 Act prohibits a fund from issuing senior securities except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Trust from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Trust characterizes investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The Trust may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit. The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Trust may rely upon available industry classifications.

The Trust’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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Management of the Trust

The Board of Trustees

The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust’s operations, including approval of the advisory and any sub-advisory agreement and their annual renewal, contracts with all other service providers and payments under the Trust’s Distribution Plan and Shareholder Services Plan.

The Trust has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust’s internal accounting procedures and controls. The Audit Committee held two meetings during the fiscal year ended March 31, 2025.

The Trust has a Nominating Committee, consisting of all of the non-interested Trustees. The Trust’s Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2025. The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Trust’s business and operations as an integral part of its responsibility for oversight of the Trust. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board of Trustees, the Trust and the Adviser, and other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Operational or other failures, including cybersecurity failures, at any one or more of the Trust’s service providers could have a material adverse effect on the Trust and its shareholders.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, the Chief Compliance Officer, President and Treasurer of the Trust meet and report to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate. Service providers to the Trust, such as the Trust’s independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Adviser, or other service providers. Because most of the Trust’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser, and otherwise enhance the Board of Trustees’ oversight role. The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Trust invests primarily in municipal obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

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Trustees and Officers

The following material includes information about the Trustees and officers of the Trust.

Name and Year of Birth(1)(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

Glenn P. O’Flaherty (1958)	Chair of the Board since 2020; Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	1	Trustee, Aquila Funds Trust (two funds) (from 2006 to 2024); Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds) (2009-2012), and Aquila Municipal Trust (six municipal bond funds) (2009-2024).

Catherine Luke (1972)	Trustee since 2018	President and Director, Loyalty Enterprises, Ltd. (property management) since 2013; Vice President, Loyalty Development, Ltd. (real estate investment) since 2012; President and Director, KJL, Inc. (real estate investment) since 2011; Director, Hawaii Leadership Forum (leadership program) since 2015.	1	Director, Trinity Merger Corporation (special purpose acquisition vehicle) 2018-2019.

Randolph P. Perreira (1959)	Trustee since 2018	Executive Director, Hawaii Government Employees Association since 1986; President, Hawaii State AFL-CIO since 2005; Director, Aloha United Way since 2005; Member, P-20 Council for the State of Hawaii since 2003; Director, American Judicature Society (Hawaii) since 2009; Director, Island Energy Services since July, 2020; current Board member, Industrial Relations Research Association; currently or formerly active with various civic and charitable organizations.	1	None

(1)	From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust’s investment adviser.
(2)	The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 111 S. King St. cc770, Honolulu, HI 96813.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	The Trust is the only registered investment company overseen by the Board of Trustees. There are no other registered investment companies that hold themselves out to investors as related companies to the Trust for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers

Joel L. Weiss (1963)	President and Chief Executive Officer since 2024	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

Christine S. Catanzaro (1984)	Treasurer and Chief Financial Officer since 2024	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

John Canning (1970)	Chief Compliance Officer and Anti-Money Laundering Officer since 2024	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

Vincenzo A. Scarduzio (1972)	Secretary since 2024	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

Gabriella Mercincavage (1968)	Assistant Treasurer since 2024	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

(1)	The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 111 S. King St. cc770, Honolulu, HI 96813.
(2)	The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Catherine Luke:	Experienced in local government affairs and finance as an executive of property management and real estate investment organizations as detailed above.

Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 16 years.

Randolph P. Perreira:	Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Trustees

(as of 12/31/2024)

Following is information regarding the holdings of each Trustee in the Trust. All shares listed as held by a Trustee are Class A Shares unless indicated otherwise.

Name of Trustee	Dollar Range of Ownership in Hawaiian Tax-Free Trust(1)	Aggregate Dollar Range of Ownership in all funds overseen by Trustee(1)
Non-interested Trustees
Catherine Luke	C	C
Glenn P. O’Flaherty	B	B
Randolph P. Perreira	C	C

(1)	A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.

Trustee Compensation

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Adviser. For its fiscal year ended March 31, 2025, the Trust paid a total of $208,953 in compensation to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The following table lists the compensation paid by the Trust to each non-interested Trustee during the Trust’s fiscal year ended March 31, 2025.

Name of Trustee	Aggregate Compensation as Trustee from the Trust for the Fiscal Year ended March 31, 2025	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation as Trustee from Trust for the Fiscal Year ended March 31, 2025
Catherine Luke	$67,000	None	None	$67,000
Glenn P. O’Flaherty	$75,953	None	None	$75,953
Randolph P. Perreira	$66,000	None	None	$66,000

Class A Shares of the Trust may be purchased without a sales charge by the Trust’s Trustees and officers. (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

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Ownership of Securities

Institutional 5% Shareholders

On July 2, 2025, the following persons held 5% or more of any class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC	Class A	3,492,048.143	10.36%
For the Exclusive Benefit of Its Customers	Class C	95,585.895	30.83%
1 New York Plaza Fl 12	Class Y	323,783.416	10.30%
New York, NY 10004-1901

Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103	Class A	2,266,889.984	6.72%
	Class C	34,571.411	11.15%

Edward D. Jones & Co.	Class A	1,765,125.535	5.23%
For the Exclusive Benefit of Customers	Class F	77,572.282	100%
12555 Manchester Road
St. Louis, MO 63131-3729

Merrill Lynch Pierce Fenner & Smith Inc.	Class A	2,708,072.931	8.03%
For the Sole Benefit of its Customers	Class C	41,409.200	13.35%
4800 Deer Lake Drive East	Class Y	545,845.038	17.37%
Jacksonville, FL 32246-6484

LPL Financial	Class C	39,418.356	12.71%
4707 Executive Drive	Class Y	563,507.233	17.93%
San Diego, CA 92121

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	Class Y	280,919.138	8.94%

Pershing, LLC One Pershing Plaza Jersey City, NJ 07399-0002	Class Y	193,080.557	6.14%

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

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Investment Advisory and Other Services

Information about the Adviser

Management Fees

During the fiscal years listed, the Trust incurred investment advisory fees as follows:

Year	Adviser
2025	$999,677
2024	$1,133,691
2023	$1,244,891

Investment advisory fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

The Advisory Agreement

Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, 111 S. King St. cc770, Honolulu, HI 96813, supervises the investment program of the Trust and the composition of its portfolio. The Adviser is a separately identifiable department of Bank of Hawaii (“BOH”), all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”). As March 31, 2025, the Adviser had approximately $1.1 billion in assets under management. BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the SEC which are available for public inspection.

The services of the Adviser are rendered under an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) which provides, subject to the control of the Board of Trustees, for investment supervision. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser’s duties under the Advisory Agreement.

Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser, provided that if a Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

Under the Advisory Agreement, the Trust currently pays an investment advisory fee at the annual rate of 0.23% of the Trust’s net asset value on assets up to and including $875 million; 0.17% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net asset value on assets over $1.5 billion.

The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days’ written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days’ written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

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The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust’s Declaration of Trust.

The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

The Advisory Agreement contains the provisions as to the Trust’s portfolio transactions described under “Brokerage Allocation and Other Practices.”

Effective September 1, 2024, Bank of Hawaii – within which the Adviser operates as a separately identifiable department - also provides certain administrative services to the Trust under a separate Administrative Services Agreement. Bank of Hawaii receives a fee at the annual rate of 0.10 of 1% of the Trust’s net asset value for providing such administrative services. Fees paid to Bank of Hawaii for providing administrative services to the Trust are reported below under “Administrator, Transfer Agent, Custodian, Independent Registered Public Accounting Firm and Other Service Providers.”

Additional Information About the Portfolio Management Team

Mr. Reid Smith and Mr. Roman Mahi are jointly responsible for the day-to-day management of the Trust. The portfolio managers also manage two other tax free mutual funds with total aggregate assets of approximately $276 million. These bond funds are managed with similar strategies and objectives; however, the duration targets may differ depending on client needs and they are, therefore, managed to differing benchmark indices. The portfolio managers do not manage any pooled investment vehicles.

In addition, the portfolio managers manage 313 other client accounts with aggregate assets of approximately $3.8 billion as investment managers for BOH, but not under the Asset Management Group. The compensation paid by these clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. Generally, compensation by these clients and the funds is computed as a percentage of assets under management. No account or fund has performance-based fees. There are in general no situations where the Trust’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Trust’s investment program - a factor that affects all accounts sharing the same investment strategy. In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and applicable compliance procedures.

Mr. Smith and Mr. Mahi are employed and compensated by BOH, and not the Trust. Under BOH’s compensation program, each portfolio manager’s incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH’s management in the case of separate accounts. This compensation program is intended to align each portfolio manager’s level of expertise relative to the success of those funds and accounts. BOH’s overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

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Like all employees of BOH, each portfolio manager is eligible to participate in BOH’s Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If a portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the portfolio managers is the same as the compensation structure of the Trust

Currently, (1) neither Mr. Smith nor his immediate family owns shares of the Trust; and (2) neither Mr. Mahi nor his immediate family owns shares of the Trust.

Information about the Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Trust and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust for the distribution of Trust shares. During the continuous offering of Trust shares, the Distributor devotes its best efforts to distribute, and to effect sales of, shares of the Trust, but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor will furnish or enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Trust.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, may be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

The Distribution Agreement shall continue automatically for successive one-year periods, provided such continuance is specifically approved at least annually, with respect to the Trust, by (i) the Trust’s Board or (ii) the vote of a majority of the outstanding voting securities of the Trust, in accordance with Section 15 of the 1940 Act. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

Information about the Former Distributor

Prior to September 1, 2024, Aquila Distributors LLC (the “Former Distributor”), 120 West 45th Street, Suite 3600, New York, NY 10036, acted as the Trust’s distributor.

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Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Trust and the amount retained by the Distributor and the Former Distributor, were as follows:

	Sales Charges	Retained by the Distributor	Retained by the Former Distributor
2025	$22,079	$5,570	$0
2024	$34,533	N/A	$8,104
2023	$46,553	N/A	$20,925

Class A Shares - In connection with sales of Class A Shares, the Trust’s distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $50,000	3.00%	2.50%
$50,000 to $99,999	2.50%	2.00%
$100,000 to $249,999	2.00%	1.50%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act. The Trust’s Distribution Plan has three parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), and to certain defensive provisions (Part III).

For purposes of Parts I and II, the Trust’s distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Adviser or the Trust’s distributor to be Qualified Holdings of the Trust’s distributor and will authorize Permitted Payments to the Trust’s distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Trust’s distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Trust’s distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Trust’s distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

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Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Trust’s distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Front-Payment Class Shares.

The Trust’s distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Trust’s distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Trust’s distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Trust’s distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Adviser or Trust’s distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser or Trust’s distributor, such person shall agree to furnish to the Trust’s distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by the Trust’s Trustees and its Independent Trustees in the manner set forth above.

21	Hawaiian Tax-Free Trust

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Trust’s distributor with respect to payments under the Trust’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Trust’s distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Trust’s distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Trust’s distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Trust’s distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Level-Payment Class Shares. The Trust’s distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Trust’s distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Trust’s distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

22	Hawaiian Tax-Free Trust

While Part II is in effect, the Trust’s distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Adviser or Trust’s distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser or Trust’s distributor such person shall agree to furnish to the Trust’s distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by the Trust’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Trust’s distributor with respect to payments under the Trust’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Defensive Provisions (Part III)

Another part of the Plan (Part III) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not “interested persons” of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

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The Plan defines as the Trust’s Independent Trustees those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

During the fiscal year ended March 31, 2025, payments were made by the Trust under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2025, payments to Qualified Recipients by the Trust under each part of the Plan and the amounts of such payments to the Distributor, the Former Distributor and other qualified recipients, were as follows:

	To All Qualified Recipients	To the Distributor	To the Former Distributor	To Other Qualified Recipients
Part I	$778,233	$34,101	$28,420	$715,712
Part II	$37,466	$0	$217	$37,249

All payments to Other Qualified Recipients during the fiscal year ended March 31, 2025, most of whom are broker/dealers, and to the Distributor and the Former Distributor, were for compensation.

Payments with respect to Class C Shares during the first year after purchase are paid to the Trust’s distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Trust’s distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Trust’s Distribution Plan, the Trust has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares of the Trust of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

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Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Trust’s distributor, including but not limited to the Trust’s distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Trust’s distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Trust’s distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Level-Payment Class Shares. The Trust’s distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Trust’s distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Trust’s distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Trust’s distributor.

During the fiscal year ended March 31, 2025, $6,559 was paid to the Distributor, and $5,929 was paid to the Former Distributor, under Part I of the Plan.

General Provisions

While the Services Plan is in effect, the Trust’s distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Trust’s distributor or accrued during such quarter. In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Trust, Adviser or the Trust’s distributor, such person shall agree to furnish to the Trust’s distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

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The Trust’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Trust’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Trust’s Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Trust, and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Administrator, Transfer Agent, Custodian, Independent Registered Public Accounting Firm and Other Service Providers

Effective September 1, 2024, the Trust’s Administrator is The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, Delaware 19809. The Bank of New York Mellon provides certain administration and accounting services to the Trust. The Bank of New York Mellon receives fees from the Trust for the services it provides as the Trust’s administrator and accounting agent. During the fiscal year ended March 31, 2025, the Trust incurred administration fees to The Bank of New York Mellon in the amount of $182,738. Prior to September 1, 2024, Aquila Investment Management LLC (the “Former Administrator”), 120 West 45th Street, Suite 3600, New York, NY 10036, acted as the Trust’s as Administrator/Business Manager. Under an administration Agreement with the Former Administrator, the Trust paid an administration fee at the annual rate of 0.22% of the Trust’s net asset value. During the fiscal years listed, the Trust incurred administration fees to the Former Administrator as follows:

Year	Administration Fees
2025	$421,648
2024	$1,084,400
2023	$1,190,765

Effective September 1, 2024, Bank of Hawaii – within which the Adviser operates as a separately identifiable department - provides certain administrative services to the Trust under a separate Administrative Services Agreement. Bank of Hawaii receives a fee at the annual rate of 0.10 of 1% of the Trust’s net asset value for providing such administrative services. During the fiscal year ended March 31, 2025, the Trust incurred fees to Bank of Hawaii in the amount of $242,984 for providing administrative services to the Trust.

Administration fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

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The Trust’s Shareholder Servicing Agent is BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262. BNY Mellon Investment Servicing (US) Inc. provides certain transfer agency, dividend disbursing and shareholder services to the Trust.

The Trust’s Custodian is The Bank of New York Mellon, 240 Greenwich Street, New York 10286. The Bank of New York Mellon is responsible for holding the Trust’s assets.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, performs an annual audit of the Trust’s financial statements.

Effective August 31, 2024, the Trust has engaged JW Fund Management, LLC, 1636 N Cedar Crest Blvd. Suite #161, Allentown, PA 18104 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. During the fiscal year ended March 31, 2025, the Trust incurred fees to JW Fund Management, LLC in the amount of $43,750 for providing administrative services to the Trust.

Effective September 1, 2024, the Trust has engaged Chenery Compliance Group, LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. During the fiscal year ended March 31, 2025, the Trust incurred fees to Chenery Compliance Group, LLC in the amount of $41,750 for providing administrative services to the Trust.

Brokerage Allocation and Other Practices

During the fiscal years ended March 31, 2025, 2024 and 2023, all of the Trust’s portfolio transactions were principal transactions and no brokerage commissions were paid.

The Adviser shall select such broker/dealers (“dealers”) as shall, in the Adviser’s judgment, implement the policy of the Trust to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. Municipal obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Trust recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Trust and may be used for the benefit of the Adviser or its other clients. The Trust did not engage in any such affiliated brokerage transactions during its three most recent fiscal years.

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Capital Stock

The Trust currently offers the following classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 3.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of the Trust. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Trust’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares of the Trust.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of the Trust are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable. Shares will remain on deposit with the Trust’s transfer agent and certificates are no longer issued.

The Trust is the sole series of Hawaiian Tax-Free Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of the Trust, designated as Class A, Class C, Class F and Class Y shares. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of the Trust, shareholders of each class of the Trust are entitled to share pro rata in the Trust’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of the Trust represent an interest in the same portfolio of investments of the Trust. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

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The Trust’s Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Trust, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Trust present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees. A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.

The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances. However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration. The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Trust, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees. The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, if the Trust is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify the Trust as a regulated investment company under the Code. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

The Declaration of Trust specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation.

The Declaration of Trust provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

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The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust. The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust requires the Trust to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows. The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.

The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trust’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Trust. The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Trust or class of shares of the Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

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The Declaration of Trust further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts. In addition, shareholders have no right to jury trial for such an action.

The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Trust or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Trust shares directly from the Trust or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Sales Charges for Purchases of $250,000 or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)	Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

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When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of the Trust that you own at the time the shares being redeemed were originally purchased and will vary based on the time elapsed since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Trust Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	0.25%
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of the Trust that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Trust Shares you owned was lower.

The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC will be waived for:

●	Redemption following the death of the shareholder or beneficial owner.

●	Redemption by the Trust when an account falls below the minimum required account size.

●	Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2,499,999	0.75%
$2.5 million and up to $4,999,999	0.50%
$5 million and more	0.25%

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Reduced Sales Charges for Certain Purchases of Class A Shares

Rights of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Trust. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer. Class A Shares of the Trust which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Class A Shares may be purchased without a sales charge by:

●	current and former Trustees and officers of the Trust;

●	the directors, managers, officers and certain employees, former employees and representatives of the Adviser and the parents and/or affiliates of such companies;

●	broker dealers, their officers and employees and other investment professionals;

●	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

●	certain family members of, and plans for the benefit of, the foregoing; and

●	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.

Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.

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A qualified group is a group or association that

(i)	satisfies uniform criteria;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

At the time of purchase, the Trust must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

●	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

●	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.

The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Trust, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

Investors may exchange securities acceptable to the Adviser for shares of the Trust. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Trust without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Adviser a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Adviser will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Adviser has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Trust’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Trust’s portfolio securities are valued each day. Shares of the Trust having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

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Additional Compensation for Financial Intermediaries

The Adviser and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares. This compensation, which may be significant in dollar amounts to the Adviser and/or its related companies, could create an incentive for a financial advisor to sell Trust shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Trust.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Adviser’s (or related company’s) own resources, without additional charge to the Trust or its shareholders, although such resources may include profits derived from services provided to the Trust. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Adviser determines whether to pay additional compensation and the amount of any such payments based on factors the Adviser deems relevant. Factors considered by the Adviser generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets. The Adviser (or related companies) may pay additional compensation for services with respect to the Trust without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

●	assistance in training and educating the financial advisor’s personnel;

●	participation in the financial advisor’s conferences and meetings;

●	advertising of the Trust’s shares;

●	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

●	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

●	shareholder education events;

●	exhibit space or sponsorships at regional or national events of financial intermediaries;

●	participation in special financial advisor programs;

●	continued availability of the Trust’s shares through the financial advisor’s automated trading platform;

●	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Trust representatives;

●	inclusion of the Trust on preferred or recommended sales lists; and

●	other comparable expenses at the discretion of the Adviser.

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The financial advisors to whom the Adviser may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2025 include: American Enterprise Investment, Inc., Charles Schwab, Fidelity / National Financial Services LLC, LPL Financial, Merrill Lynch, Morgan Stanley, Vanguard, and Wells Fargo Advisors LLC.

The Adviser and/or related companies may compensate financial advisors not listed above. The Adviser and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Adviser and/or its related companies currently compensate financial advisors on a case by case basis.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

Systematic Withdrawal Plan (Class A Shares Only)

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Systematic Withdrawal Plan is not available for Class C Shares, Class F Shares or Class Y Shares.

Under a Systematic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Systematic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Systematic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Trust no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege (Class A and C Shares Only)

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Trust will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

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Exchanging Shares

Shareholders of the Trust cannot exchange shares of the Trust for shares of another fund.

Same Fund Exchanges

Certain shareholders may be eligible to exchange their shares for shares of another class of the Trust. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about same fund exchanges.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase. Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month. Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares under an Exchange Privilege then in effect, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust.

“Transfer on Death” Registration (Not Available for Class Y Shares)

The Trust permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration on the back of the form. A TOD Registration Request Form is available on my.accessportals.com/app/aql/login or through your financial intermediary. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the transfer agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

An investor in Class F or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.

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Computation of Net Asset Value

The net asset value of the shares of each of the Trust’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Trust’s net assets allocable to each class by the total number of its shares of such class then outstanding. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value. The Adviser has been designated as the Trust’s Valuation Designee, with responsibility for fair valuation subject to oversight by the Trust’s Board of Trustees.

As indicated above, the net asset value per share of the Trust’s shares will be determined on each day that the New York Stock Exchange is open. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Purchases and Redemptions of Shares

The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Trust; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Trust’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.

Purchases and Redemptions Through Financial Intermediaries

A financial intermediary may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual financial intermediary. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial intermediary should provide you with specific information about any processing or service fees you will be charged.

Limitation of Redemptions in Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Trust policies, the complete schedule of the Trust’s portfolio holdings is publicly disclosed, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. It may also publicly disclose other portfolio holdings as of a specified date. You may obtain a copy of the Trust’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust’s website at www.hawaiiantaxfreetrust.com.

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In addition, the Trust’s non-public portfolio holdings information may be shared with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust. The non-public information regarding the Trust’s portfolio holdings may also be disclosed to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting. Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust’s shareholders and the Trust’s Adviser, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Trust, the Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Trust currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;

2.	Innocap (co-liquidity asset classification firm) on a daily basis on a one day lag.

3.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund’s fiscal year-end and on an as-needed basis;

4.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;

5.	The Bank of New York Mellon (custodian, administrator, fund accountant and liquidity classification vendor) on a daily basis with no lag;

6.	The Distributor on a daily basis with no lag;

7.	JW Fund Management, LLC on a daily basis with no lag;

8.	Chenery Compliance Group, LLC on a daily basis with no lag;

9.	InvestorTools (portfolio analytics service) on a daily basis with no lag;

10.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end;

11.	Investment Company Institute following each fiscal quarter-end;

12.	ComplySci (compliance platform) on a daily basis with a two day lag.

The Trust also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

39	Hawaiian Tax-Free Trust

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Trust and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Trust. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Trust and Its Investments

The Trust has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Trust must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Trust’s taxable year, (i) at least 50% of the market value of the Trust’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Trust’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Trust controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Trust will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Trust must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. The Trust will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Trust were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Trust were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Trust may cure a failure to qualify as a regulated investment company, but in order to do so the Trust may incur significant Trust-level taxes and may be forced to dispose of certain assets. If the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, the Trust would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

40	Hawaiian Tax-Free Trust

The Code imposes a 4% nondeductible excise tax on the Trust to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Trust and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Trust anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Trust’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Trust (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Trust, and defer Trust losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Trust to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Trust to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

The Trust may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit. Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Under certain circumstances, the Trust may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Trust earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Trust’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Trust’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

41	Hawaiian Tax-Free Trust

At March 31, 2025, the Trust had short-term capital loss carryforwards and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,538,618	Short-term
$12,077,936	Long-term

Taxation of U.S. Shareholders

Dividends and other distributions by the Trust are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Trust in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Trust intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Trust retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Trust will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Trust on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the Trust are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Trust reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Trust. None of the Trust’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gains from redemptions of Trust shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Trust shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Trust’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Trust, and as a capital gain thereafter (if the shareholder holds his or her shares of the Trust as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Trust will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

42	Hawaiian Tax-Free Trust

Because the Trust will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Trust is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Trust that represents income derived from certain revenue or private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Trust may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax on individuals.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the Trust), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Trust will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Trust, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Trust, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Trust’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

The Trust may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Trust’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Trust to its shareholders during the preceding taxable year.

43	Hawaiian Tax-Free Trust

Non-U.S. Shareholders

Ordinary dividends (other than certain dividends reported by the Trust as (i) interest-related dividends, to the extent such dividends are derived from the Trust’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Trust’s “qualified short-term gain”) and certain other payments made by the Trust to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Trust’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Trust for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

Unless certain non-U.S. entities that hold Trust shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Trust distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

The Trust or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Trust shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Trust will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Trust held in the same account (e.g., if a shareholder purchased Trust shares held in the same account when the shares were at different prices), the Trust will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. The Trust’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Trust shares in the account.

Shareholders may instruct the Trust to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Trust and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

44	Hawaiian Tax-Free Trust

Underwriters

The Distributor acts as the Trust’s principal underwriter in the continuous public offering of all of the Trust’s classes of shares. The Distributor is not obligated to sell a specific number of shares.

Payments of the amounts listed below for the Trust’s fiscal year ended March 31, 2025 to the Trust’s Distributor and Former Distributor, were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Foreside Fund Services, LLC	$5,570	None	None	None(1)
Aquila Distributors LLC	$0	None	None	None(1)

(1)	Amounts paid to the Distributor under the Trust’s Distribution Plan are for compensation.

45	Hawaiian Tax-Free Trust

Proxy Voting Policies

Information regarding how the Trust voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Trust at 800-437-1000, (2) at www.hawaiiantaxfreetrust.com, and (3) on the SEC’s website at www.sec.gov. The Adviser’s proxy voting policies and procedures follow:

The Investment Advisor Oversight Committee (IAOC) has primary responsibility for establishing proxy voting policy and overseeing the proxy voting process of the Asset Management Group (AMG).

On rare occasions, it will be necessary for AMG to vote proxies on matters relating to securities held in the fixed income funds it manages. AMG will generally vote proxies in accordance with the voting recommendations of Institutional Shareholder Services (ISS), a third-party proxy voting service to which Bank of Hawaii subscribes.

The ISS proxy voting guidelines reflect normal voting positions on certain issues, but will not apply in every situation. Issues designated in the ISS guidelines that are to be voted on a case-by-case basis may be voted according to ISS recommendations or, if appropriate, as determined by AMG. Even when the guidelines specify how AMG should vote on a particular issue, AMG may choose to vote differently if it is determined that doing so will be in the clients’ best interests.

When facing conflicts between the interests of AMG and those of AMG clients, AMG will act in the best interests of its clients and take no action contrary to those interests.

As examples of potential conflicts of interest, AMG has identified the following:

1.	A principal of AMG or any person involved in the proxy decision making process currently serves on the board of directors of the company to which the proxy vote relates.

2.	An immediate family member of a principal of AMG or any person involved in the proxy decision making process currently serves as a director or executive officer of the company to which the proxy vote relates.

3.	A potential or existing client battling a contentious shareholder proposal may ask for our vote in exchange for granting AMG business opportunities or other considerations.

The foregoing is not intended to be an exhaustive list of potential conflicts of interest.

The process of screening for conflicts of interest that could influence proxy voting may include, but is not limited to, the following:

1.	Identify any situation where AMG does not intend to vote in accordance with ISS proxy voting guidelines;

2.	Determine who (portfolio manager, AMG executive, client, etc.) is attempting to influence AMG to vote contrary to its proxy voting policy or guidelines;

3.	Review requests that would result in voting contrary to proxy voting policy or guidelines;

4.	Determine if a conflict exists, and submit the matter to the IAOC for a final decision on how to handle the voting of the proxy (e.g., retain outside counsel, abstain from voting, etc.); and

5.	As appropriate, report any conflict of interest and the resolution of that conflict to the board of trustees of any registered investment company for which AMG serves as investment adviser.

46	Hawaiian Tax-Free Trust

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

(1)	In the case of impairments, there can be a financial loss even when contractual obligations are met.
(2)	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
(3)	Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.
(4)	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
(5)	Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.
(6)	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
(7)	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A-1	Hawaiian Tax-Free Trust

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

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MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

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Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

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A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

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A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

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Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

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Description of Fitch Ratings’ Corporate Finance Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

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For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

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C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

●	the formal announcement by the issuer or their agent of a distressed debt exchange;

●	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

●	the selective payment default on a specific class or currency of debt;

●	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

●	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

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AAA: Highest credit quality.

“AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

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Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

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D: Default. Indicates a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

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Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

(8)	A long-term rating can also be used to rate an issuer with short maturity.

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APPENDIX B

ADDITIONAL INFORMATION ABOUT THE HAWAII ECONOMY AND
HAWAIIAN OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Hawaii (“Hawaii” or the “State”). The sources of payment for Hawaii municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Hawaii State Department of Business, Economic Development and Tourism (“DBEDT”) Second Quarter 2025 Quarterly Statistical and Economic Reports (“QSER”) or otherwise prepared by DBEDT, reports prepared by state government and budget officials and statement of issuers of Hawaii municipal obligations, and other publicly available documents. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Hawaii issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The State was admitted into the Union on August 21, 1959, as the fiftieth state. It is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totaling 6,425 square miles in land area, located in the Pacific Ocean in the Northern Hemisphere, mostly below the Tropic of Cancer, about 2,400 statute miles west of San Francisco. The State is slightly larger than the combined area of the States of Connecticut and Rhode Island and ranks forty-seventh of the fifty states in land area, being also larger in area than the State of Delaware. The island of Hawaii is the largest island, with 4,028 square miles in area. The other inhabited islands, in order of size, are Maui, Oahu, Kauai, Molokai, Lanai and Niihau. According to the U.S. Census, the total population of the State was 1,455,271 in 2020, making the State the 40th most populous state in the Union as of 2020. The City and County of Honolulu consists of the island of Oahu (plus some minor islets) with a land area of 599.8 square miles. The capital of the State and its principal port are located on Oahu. According to the 2020 U.S. Census, 69.9% of the population of the State lives on Oahu. Hawaii’s population exhibits greater ethnic diversity than other states because it is descended from immigrants from Asia as well as from Europe and the mainland United States. Based on the 2020 U.S. Census, approximately 37.2% of the State’s population is of Asian descent and 22.9% of the State’s population is white. Native Hawaiians and other Pacific Islanders constitute approximately 10.8% of the population. Approximately 25.3% of Hawaii residents are multi-racial. The balance consists of people of other races, such as African Americans and American Indians.

State Government

The Constitution of the State provides for three separate branches of government: the legislative branch, the executive branch and the judicial branch. The legislative power is vested in a bicameral Legislature consisting of a Senate of 25 members elected for four-year terms and a House of Representatives of 51 members elected for two-year terms. The Legislature convenes annually. Among its powers, the Legislature has the ability to increase taxes and authorize the incurrence of debt without voter approval.

The executive power is vested in a Governor elected for a four-year term. In the event of the absence of the Governor from the State, or the Governor’s inability to exercise and discharge the powers and duties of the Governor’s office, the Lieutenant Governor, also elected for a four-year term as a team with the Governor, serves as the chief executive. The Governor and Lieutenant Governor are the only directly elected executive branch officials. Among other powers, the Governor has executive authority to control spending by restricting, delaying or suspending appropriations.

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The Governor also has broad powers of appointment and authority to issue emergency proclamations across a broad spectrum of government functions.

Under the Constitution, the judicial power is vested in a Supreme Court, one intermediate appellate court, circuit courts, district courts, and such other courts as the Legislature may from time to time establish. Pursuant to statute, the Legislature has established four circuit courts, four district courts and an intermediate appellate court.

The executive and administrative offices are limited to not more than twenty principal departments under the supervision of the Governor. The executive functions have been grouped into nineteen departments. The heads of the departments are appointed by the Governor, with the advice and consent of the Senate, with the exception of the Superintendent of Education, which is appointed by a Governor-appointed Board of Education, and the President of the University of Hawaii, which is appointed by a Governor-appointed Board of Regents. The Department of Budget and Finance is one of the principal departments permitted by the Constitution of the State, with the head of said department being designated as the Director of Finance. Under the general direction of the Governor, the Department of Budget and Finance administers the State’s proposed six-year program and financial plan, the State budget, and financial management programs of the State, including issuance of bonds and financing agreements.

Term of Current Administration

The current Governor, Dr. Josh Green, was inaugurated as the ninth governor of the State on December 5, 2022. The State Constitution limits the Governor’s term of office to two consecutive four-year terms. The terms of department heads appointed by the Governor, including the Director of Finance, end on December 7, 2026 with the exception of the Chairpersons of the Board of Land and Natural Resources and Hawaiian Homes Commission. The term of the Chairperson of the Board of Land and Natural Resources ends on December 31, 2026. The term of the Chairperson of the Hawaiian Homes Commission ends on January 31, 2026.

No Voter Initiative and Referendum

The Hawaii State Constitution and Hawai’i state law do not authorize either State-wide voter initiatives (that is, the electoral process by which a percentage of voters can propose legislation and compel a vote on it to enact such a measure) or State-wide referendum actions (that is, the process of referring a state legislative act or an important public issue to the public for their final approval by public vote). The issuance of bonds is not subject to approval by public vote.

The Counties and Their Relationship to the State

There are four counties in the State: the City and County of Honolulu, the County of Maui, the County of Hawai’i and the County of Kaua’i (and one quasi county, Kalawao). Each of the counties has a separate charter for its government, each of which provides for an elected mayor and an elected council. The mayor is the chief executive and the council is the legislative body. There are no independent or separate cities or other municipalities, school districts or townships. The State government of Hawai’i has total responsibility for many functions that are performed by or shared by local governments in most other parts of the United States. For example, the State pays all costs in connection with the public school system, libraries, public welfare, and judiciary. The greatest expenditures by the State in past years have been in the areas of education and public welfare. The counties’ major areas of responsibility and expenditure are in police and fire protection, waste disposal, water and sewer facilities, and secondary streets and highways.

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DEBT STRUCTURE

Types of Bonds Authorized by the Constitution

The Constitution of the State empowers the Legislature to authorize the issuance of four types of bonds (defined by the Constitution as bonds, notes and other instruments of indebtedness): general obligation bonds (defined by the Constitution as all bonds for which the full faith and credit of the State or a political subdivision are pledged to the payment of the principal and interest for such bonds and, unless otherwise indicated, includes reimbursable general obligation bonds hereinafter described); bonds issued under special improvement statutes; revenue bonds (defined by the Constitution as all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program and any loan made thereunder and secured as may be provided by law); and special purpose revenue bonds (defined by the Constitution as all bonds payable from rental or other payments made to an issuer by a person pursuant to contract and secured as may be provided by law, including a loan program to a state property insurance program providing hurricane coverage to the general public). Under the Constitution, special purpose revenue bonds shall only be authorized or issued to finance facilities of or for, or to loan the proceeds of such bonds to assist, manufacturing, processing or industrial enterprises, certain not for profit private schools, utilities serving the general public, health care facilities provided to the general public by not for profit corporations, early childhood education and care facilities provided to the general public by not for profit corporations, agricultural enterprises serving important agricultural lands, or low and moderate income government housing programs. All bonds of the State other than special purpose revenue bonds must be authorized by a majority vote of the members to which each house of the Legislature is entitled to vote. Special purpose revenue bonds of the State must be authorized by two-thirds vote of the members to which each house of the Legislature is entitled.

Outstanding Indebtedness and Debt Limit

The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law. General obligation bonds may be issued by the State, provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include moneys received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

In order to carry out the provisions contained in the Constitution, the Legislature enacted Part IV of Chapter 39, HRS (“Part IV”), to require the Director of Finance to prepare statements of the total outstanding indebtedness of the State and the exclusions therefrom and of the debt limit of the State evidencing the power of the State to issue general obligation bonds and, prior to the issuance of any general obligation bonds, to find that the issuance of such bonds will not cause the debt limit of the State to be exceeded.

In 2015, the Legislature passed Act 149, SLH 2015, requiring the Director of Finance to develop and submit a formal debt management policy to the Legislature and to submit a debt affordability study before the regular session of each odd-numbered year convenes to provide the Legislature with information on the affordability of the future debt planned for the State. The initial debt management policy and debt affordability study were completed and submitted to the Legislature in December 2016. Prior to 2015, the State had relied upon the requirements in the Constitution as the principal guide for issuing debt. The most recent debt affordability study is dated December 10, 2024.

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Exclusions

The Constitution contains nine general provisions excluding certain types of bonds (including certain general obligation bonds) when determining the power of the State to issue general obligation bonds or the funded debt of any political subdivision. Six of these exclusions are described below. As stated above, the limitation on indebtedness of the State under the Constitution applies only to the power to issue general obligation bonds, and the limitation is measured by the debt service on general obligation bonds against the three-year average of General Fund revenues. The three exclusions relating to revenue bonds, special purpose revenue bonds, and bonds issued under special improvement statutes for which the only security is the properties benefited or assessments thereon are chiefly of concern to counties when computing the funded debt of counties.

One of the nine exclusionary provisions excludes bonds that have matured, or that mature in the then current fiscal year, or that have been irrevocably called for redemption and the redemption date has occurred or will occur in the then current fiscal year, or for the full payment of which moneys or securities have been irrevocably set aside.

Another of the exclusionary provisions excludes reimbursable general obligation bonds (defined in the Constitution as general obligation bonds issued for a public undertaking, improvement or system from which revenues, or user taxes, or a combination of both, may be derived for the payment of the principal and interest as reimbursement to the General Fund and for which reimbursement is required by law, and, in the case of general obligation bonds issued by the State for a political subdivision, general obligation bonds for which the payment of the principal and interest as reimbursement to the General Fund is required by law to be made from the revenues of the political subdivision) issued for a public undertaking, improvement or system, but only to the extent that reimbursements to the General Fund are made from the net revenues, or net user tax receipts, or combination of both, derived from the particular undertaking, improvement or system or payments or return on security under a loan program or a loan thereunder for the immediately preceding fiscal year, with the result that the amount of reimbursable general obligation debt excluded will vary from year to year. A “user tax” is defined by the Constitution as a tax on goods or services or on the consumption thereof, the receipts of which are substantially derived from the consumption, use or sale of goods and services in the utilization of the functions or services furnished by a public undertaking, improvement or system; provided that mortgage recording taxes shall constitute taxes of a State property insurance program. Thus, for example, the aviation fuel tax is a user tax insofar as the airports system of the State is concerned, since the tax is substantially derived from the sale of a good (aviation fuel) in the utilization of the functions of the airports, but the aviation fuel tax would not be a user tax so far as schools or a stadium is concerned, since the tax is not derived from the consumption or use or sale of goods in using schools or a stadium.

Two other exclusionary provisions exclude (a) reimbursable general obligation bonds of the State issued for any political subdivision, but only for so long as reimbursement by the political subdivision to the State for the payment of principal and interest on such bonds is required by law, and (b) general obligation bonds issued for assessable public improvements to the extent reimbursements to the General Fund for principal and interest on such bonds are in fact made from assessment collections available therefor.

One other exclusionary provision excludes bonds constituting instruments of indebtedness under which the State incurs a contingent liability as a guarantor, but only to the extent the principal amount of such bonds does not exceed 7% of the principal amount of outstanding general obligation bonds not otherwise excluded by the exclusionary provisions of the Constitution and subject to the condition that the State shall establish a reserve in an amount in a reasonable proportion to outstanding loans guaranteed by the State. This exclusion is intended to permit the exclusion of such items as general obligation guarantees of loans under State loan programs to the extent the principal amount of such items does not exceed 7% of the outstanding principal amount of general obligation bonds not otherwise excluded. At such time as the principal amount of such items exceeds 7% of the outstanding principal amount of general obligation bonds not otherwise excluded, the potential debt service on all such items in excess of 7% of the outstanding principal amount of general obligation bonds not otherwise excluded would be included in determining the power of the State to incur indebtedness.

A final exclusionary provision excludes bonds issued by or on behalf of the State or a political subdivision to meet appropriations for any fiscal period in anticipation of the collection of revenues for such period or to meet casual deficits or failures of revenue, if required to be paid within one year, and bonds issued by or on behalf of the State to suppress insurrection, to repel invasion, to defend the State in war or to meet emergencies caused by disaster or act of God.

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Other Constitutional and Statutory Provisions

General obligation bonds of the State must be authorized pursuant to the Constitution by a majority vote of the members to which each house of the Legislature is entitled to vote. The Legislature from time to time enacts laws specifying the amount of such bonds (without fixing any particular details of such bonds) that may be issued and defining the purposes for which the bonds are to be issued.

The Constitution requires that general obligation bonds of the State with a term exceeding two years shall be in serial form maturing in substantially equal installments of principal, or maturing in substantially equal installments of both principal and interest, the first installment of principal to mature not later than five years from the date of the issue of such series and the last installment to mature not later than twenty-five years from the date of such issue, except that the last installment on general obligation bonds sold to the federal government, on reimbursable general obligation bonds and on bonds constituting instruments of indebtedness under which the State or a political subdivision incurs a contingent liability as a guarantor shall mature not later than thirty-five years from the date of such issue.

Part I of Chapter 39, HRS, as amended, is the general law for the issuance of general obligation bonds of the State. Such part sets forth limitations on general obligation bonds, such as interest rates and maturity dates, and also sets forth the provisions for the sale and form of such bonds. Such part provides that the Director of Finance, with the approval of the Governor, may issue from time-to-time general obligation bonds of the State in accordance with acts of the Legislature authorizing the issuance of such bonds and defining the purposes for which such bonds are to be issued.

The Governor determines when the projects authorized by the acts authorizing bonds shall commence. General obligation bonds are sold from time to time pursuant to the authorization of such acts and Part I of Chapter 39, HRS, as amended, in order to finance the projects. The Governor then allots the proceeds of the bonds so issued to the purposes specified in the acts authorizing bonds.

Section 11 of Article VII of the Constitution provides that all appropriations for which the source is general obligation bond funds or the General Fund must be for specified periods which may not exceed three years. Any appropriation or any portion of an appropriation which is unencumbered at the close of the fiscal period for which the appropriation is made will lapse; provided that no appropriation or portion thereof for which the source is general obligation bond funds shall lapse if the Legislature determines that such appropriation is necessary to qualify for federal aid financing and reimbursement. A general obligation bond authorization, to the extent such authorization is dependent on a specific appropriation, must be reduced in an amount equal to the amount of appropriation lapsed by operation of law or Section 11 of Article VII of the Constitution.

Financing Agreements (Including Leases)

HRS Chapter 37D provides for financing agreements (including leases and installment sale agreements) for the improvement, use or acquisition of real or personal property which is or will be owned or operated by the State or any State agency and specifies that any such financing agreement shall not be an obligation for which the full faith and credit of the State or any State agency is pledged, and that no moneys other than amounts appropriated by the Legislature or otherwise held in trust for such purposes shall be required to be applied to the payment thereof. The Legislature is not required to appropriate moneys for such purpose, and financing agreements do not constitute “bonds” within the meaning of Sections 12 or 13 of Article VII of the Constitution including but not limited to for debt limitation purposes. Chapter 37D does provide that the Governor’s Executive Budget shall include requests to the Legislature for appropriation of moneys to pay amounts due each fiscal period under financing agreements.

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Reimbursement to State General Fund for Debt Service

As indicated above, all general obligation bonds of the State are payable as to principal and interest from the General Fund of the State. Acts of the Legislature authorizing the issuance of general obligation bonds for certain purposes frequently (but not always) require that the General Fund be reimbursed for the payment from such fund of the debt service on such bonds, such reimbursement to be made from any income or revenues or user taxes derived from the carrying out of such purposes. Such income or revenues or user taxes are not pledged to the payment of such bonds. Reimbursement is made from the income or revenues or user taxes derived from or with respect to such highways, harbor and airport facilities, land development, economic development projects, university projects, State parking facilities and housing programs. Of the bonds referred to in this paragraph: (a) reimbursement to the General Fund of general obligation bonds issued for highways is made exclusively from the tax on motor fuel and does not include any revenues such as toll revenue; and (b) reimbursement to the General Fund of general obligation bonds issued for airports is made from the aviation fuel tax as well as from airports system revenues.

Some of the bonds referred to in the immediately preceding paragraph do not constitute “reimbursable general obligation bonds” excludable from the debt limit because they are not issued for the type of public undertaking, improvement or system to which the constitutional provisions for such exclusion pertain.

MAUI WILDFIRES

Overview

On August 8, 2023, a series of wildfires broke out on the island of Maui. The wildfires caused widespread damage in the town of Lahaina. Lahaina is on the northwest coast of the island of Maui, and is part of the general area known as West Maui (which includes Lahaina and the temporarily impacted areas of Kapalua, Napili and Kaanapali). As of the 2020 census, Lahaina had a population of 23,167, Maui County had a population of 154,100, and the whole State had a population of 1,455,271.

The wildfires resulted in 102 fatalities, with two individuals remaining listed as missing, caused an estimated $5 billion in damage, including the destruction of over 2,000 residential homes, and displaced over 12,000 residents. The wildfires impacted approximately 800 business establishments, resulting in an immediate loss of approximately 7,000 jobs, equating to approximately $2.7 million in lost household income per day.

Immediately following the wildfires, the State worked with the County of Maui, the federal government, and private groups to provide assistance to affected residents, including providing temporary housing, restoring critical services such as power and water, debris cleanup, providing financial assistance, addressing school closures, and addressing critical infrastructure (including the Lahaina harbor, which, except for a refueling dock which reopened in August 2024, remains closed).

State, County of Maui, and Federal Government Response

On August 8, 2023, the Acting Governor of the State issued a proclamation declaring a state of emergency in the counties of Maui and Hawaii, and subsequently extended the emergency declaration to the entire State. The Acting Governor and the Governor then issued additional proclamations invoking emergency provisions and suspending certain provisions of various laws, to provide an effective response to the emergency.

The State, the County of Maui, the federal government, and private groups worked closely in the aftermath of the wildfires to provide an aligned and effective response to the emergency. The County of Maui created a new Maui County Office of Recovery to address intermediate and long-term disaster recovery needs and serve as the center of coordination for community planning; housing; infrastructure; natural, historical and cultural resources; economic resiliency; and health and social service systems. The State is committed to supporting the County of Maui’s efforts towards economic recovery, and appointed a Disaster Management Coordinator in the Office of the Governor to coordinate with the County of Maui. The State is working closely with the County of Maui to coordinate recovery and rebuilding efforts.

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Housing. Immediately following the wildfires, the State worked with the County of Maui, the federal government, and private groups to arrange temporary housing for approximately 8,000 displaced residents in hotels and vacation rentals. As of October 2024, fewer than 40 displaced households remained in temporary hotel housing.

The Federal Emergency Management Agency (“FEMA”) agreed to provide 100% funding of temporary housing for displaced residents initially through September 29, 2023, 100% funding for non-congregate housing for three months, and 90% funding for non-congregate housing (with a 10% match by the State) for at least 18 months. According to FEMA, the average qualified applicant on Maui was expected to receive approximately $3,500 per month in FEMA rental assistance. The initial period of assistance for FEMA’s Individuals and Households Program, including financial assistance and direct temporary housing assistance, was set to end in February 2025; however, on October 10, 2024, FEMA approved the State’s request to extend the program to February 10, 2026 due to extraordinary circumstances and unprecedented damages to the disaster area. As of October 2024, FEMA reported 1,194 households occupying FEMA-provided housing units. On October 14, 2024, the Hawaii Emergency Management Agency announced that FEMA approved the State’s request to extend the Individuals and Households Program, which includes direct housing assistance, financial housing assistance, and rental assistance, to February 10, 2026. However, as of March 1, 2025, FEMA’s Direct Housing Program participants were required to begin paying monthly rent to FEMA.

Approximately 1,000 housing units are under construction or completed, including a number of interim and permanent housing sites that are in various stages of acquisition and development. The State acquired a former 175-room hotel for the purpose of providing temporary housing to individuals and families displaced by the fires. The Hawaii Housing Finance and Development Corporation acquired a property for redevelopment to include approximately 200 units when completed. In July 2024 the Governor announced Maui residents displaced by the wildfires could apply for the State of Hawaii Interim Housing Program, which would provide access to properties having a mix of studio and one-, two- and three-bedroom units and modular homes, and those placed in interim housing would not be required to pay rent or utility bills through August 2025. The program includes State-sponsored interim housing sites dedicated to Maui wildfire recovery, including a site containing 150 units, and a site under construction to include 450 modular homes once completed. The State’s housing-related assistance to households displaced by the wildfire also includes case management and rental assistance programs.

Following passage of new State legislation in 2024 giving counties greater authority over short-term rentals, Maui County has taken steps toward phasing out the use of approximately 7,000 units as short-term rental properties in certain districts, including approximately 2,200 units in West Maui, in an effort to increase the supply of permanent housing.

Debris Cleanup. Debris cleanup was coordinated efforts among the County of Maui, the State, and the federal government through FEMA, the U.S. Environmental Protection Agency (the “EPA”), and the U.S. Army Corps of Engineers. On September 22, 2023, President Biden issued an order, pursuant to which federal funds for debris removal were authorized at 100% of the total eligible costs for a continuous 180-day period of the State’s choosing within the first nine months from the start of the incident period, and federal funds for emergency protective measures, including direct federal assistance, were authorized at 100% of the total eligible costs for a continuous 90-day period of the State’s choosing within the first six months from the start of the incident period.

Debris cleanup began in late August 2023, and as of October 2024, residential debris removal is complete. As of February 19, 2025, debris removal from all commercial properties is complete. The debris is currently in the process of being transferred to temporary and permanent storage sites. The State currently projects full debris removal to cost approximately $1.5 billion, which the State expects will be funded primarily by federal funds.

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Financial Assistance. As of August 2024, by one estimate, the total cost of the overall recovery was expected to exceed $12 billion. Funding for the recovery has come from a combination of federal, State, County and other local agencies, with the majority contributed by the federal government. FEMA and other federal sources are expected to provide approximately $3 billion, of which approximately $1.3 billion has been expended. The State has spent approximately $407 million on recovery efforts (including amounts billed to FEMA), and is expected to contribute approximately $633 million in total. In addition, the has State agreed to contribute approximately $807.5 million towards a settlement reached in connection with wildfire related litigation for property damage-related claims. The State has also contributed $65 million to the One ‘Ohana Fund for personal injury-related claims.

In the aftermath of the fire, the State provided tax relief, including extensions and waivers, for taxpayers who experienced losses as a result of the wildfires, and provided $15 million of forgivable loans to businesses. The State, through the Department of Human Services, offered financial assistance to survivors through federally funded programs including the Supplemental Nutrition Assistance Program (SNAP) and the Disaster Supplemental Nutrition Assistance Program (D-SNAP). The State also used $100 million of Temporary Assistance for Needy Families (TANF) reserve funds to provide assistance for impacted families. Over $450 million of private donations were also raised by individuals and organizations such as the American Red Cross, the Hawaii Community Foundation’s Maui Strong Fund, GoFundMe, Maui United Way, and the People’s Fund of Maui. As of August 2024, the U.S. Small Business Administration had approved over $400 million in recovery loans for residents and businesses, and according to FEMA, FEMA had approved over $56.1 million to assist 7,141 individuals through its Individual Assistance program, including over $33.8 million for housing assistance and over $22.2 million for other needs assistance paid directly to survivors. Separately, over $37.3 million had been approved by FEMA for rental assistance. The U.S. Chamber of Commerce Foundation, in partnership with American Express, also launched the Maui Small Business Recovery Grant Program, which provided a total of $500,000 up to $5,000 to each qualified Maui-based small business. On December 20, 2024, the U.S. Department of Housing and Urban Development allocated to the County of Maui a Community Development Block Grant Disaster Recovery (CDBG-DR) of $1.6 billion for housing and an additional estimated $480 million for economic development and small business loans, among other needs.

Infrastructure. The State is in various stages of planning for the remediation and reconstruction of State-owned facilities that were damaged by the wildfires, including schools, the library, housing facilities and State roads. Improvements to the Lahaina Small Boat Harbor are underway, and the refueling dock was reopened in August 2024. The State is also working with the County of Maui to repair and reconstruct critical power infrastructure in Lahaina. In September 2024, the County’s Department of Planning began taking applications for an expedited permit review process for projects in the Lahaina disaster area.

On August 30, 2023, the Biden Administration pledged $95 million in Bipartisan Infrastructure Law funding to strengthen the State’s electrical grid and position the State to better withstand future storms. Further, for State-owned facilities damaged by the wildfires, FEMA has agreed to provide 100% funding through the Public Assistance Program to restore such damaged facilities for 180 days, and 90% funding thereafter (with a 10% match by the State), after State insurance funds are utilized. As of August 2024, according to FEMA, FEMA had obligated over $489 million in public assistance funding to assist with rebuilding of infrastructure, including drinking water and wastewater infrastructure.

On January 10, 2025, the U.S. Department of Transportation’s Rebuilding American Infrastructure with Sustainability and Equity grant program awarded $15.43 million to the County of Maui to support the West Maui Greenway. The West Maui Greenway is a proposed 25-mile multiuse trail that will provide safe, multimodal transportation option to using the Honoapiʻilani Highway and act as an alternative evacuation route accessible to vehicles in an emergency, as well as a fire and fuel break for fire protection.

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Educational Facilities. The wildfire caused significant damage to several public schools in the Lahaina area. King Kekaulike High School, Princess Nahi’ena’ena Elementary School, Lahaina Intermediate School, and Lahainaluna High School were all damaged by the fires, and King Kamehameha III Elementary School was damaged beyond repair. Students were initially transported by bus to other schools on Maui or were offered distance learning. After extensive air, water and soil quality testing and debris removal, Lahainaluna High School, Lahaina Intermediate School and Princess Nahi’ena’ena Elementary School reopened in October 2023. The displaced students and staff of King Kamehameha III Elementary School temporarily shared facilities with Princess Nāhi’ena’ena Elementary School while the U.S. Army Corps of Engineers in coordination with FEMA constructed a temporary campus for the school at Pulelehua, a proposed development north of Kaanapali. The temporary campus was opened to students on April 1, 2024, at a cost of approximately $78 million which was covered by FEMA. Site selection for a permanent campus for King Kamehameha III Elementary School remains underway; the school will not be rebuilt at the original location.

Other State Responses. The Attorney General of the State selected the Fire Safety Research Institute (“FSRI”), a nonprofit research organization, to conduct an independent analysis and assessment of the policies and performance of State and county agencies in preparing for and responding to the Maui wildfires. In April 2024 the Attorney General released the first phase of FSRI’s report, a comprehensive timeline of the Maui fires, from pre-fire events to emergency response. On September 13, 2024, the Attorney General released the Lahaina Fire Incident Analysis Report, which is the second phase of the independent analysis conducted by the FSRI. The Report highlights the systemic issues contributing to the Maui wildfires and details how relative levels of wildfire prevention, preparedness, and operational systems influenced the fire situation, evacuation efforts, and attempts to stop its rapid progression. On January 14, 2024, State officials released the Lahaina Fire Forward-Looking Report (“Forward-Looking Report”), which is the final phase of the independent analysis conducted by the FSRI. The Forward-Looking Report organizes the findings from the Timeline Report and Analysis Report, and prioritizes a list of action items the State and all Counties can use to make improvements to Hawaii’s future preparation for and response to wildfires, including recommendations on how to address each priority.

State Economic and Fiscal Impact

Tourism, a main driver of Maui’s economy, was significantly impacted in the weeks immediately following the wildfires. In August 2023, 88 transpacific flights to and from Maui were cancelled, which represented 23,083 air seats. The passenger count to Kahului Airport in Maui decreased by over 70% in the days after the fire, from 7,000 passengers per day to 2,000 passengers per day. The University of Hawaii Economic Research Organization (“UHERO”) estimated that in the weeks following the wildfires, visitor spending in the County of Maui decreased by approximately $13 million per day.

While the County of Maui experienced a decline in visitors immediately after the wildfires, the other islands did not experience any observable declines and reported higher occupancy rates after the wildfires. The net impact to the State in August 2023 was an approximately 15% decline in total visitors compared to the number of visitors in August 2022. Nonessential travel to affected areas in West Maui was restricted immediately following the wildfires. By November 1, 2023, all of West Maui—except Lahaina— was reopened to the public, including tourists. As of July 2024, visitor arrivals to Maui had recovered to approximately 80% of pre-wildfire levels. Average per person visitor spending in Maui had increased 3% for the month of July 2024 compared to July 2023.

$194 million of appropriations in fiscal year 2024 and $178 million of appropriations in fiscal year 2025 have been redirected by the State to provide funding for wildfire-related costs. As of October 2024, $125.9 million of the $178 million for fiscal year 2025 has been expended and/or encumbered.

Reserves. In recent years, the State has also bolstered its reserves to their highest levels, and currently maintains high liquidity.

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TAX STRUCTURE; GENERAL AND SPECIAL FUNDS;
FEDERAL MONEYS; BUDGET SYSTEM; EXPENDITURE CONTROL

Introduction

The State receives its revenues from taxes, fees and other sources. The Department of Taxation, headed by the Director of Taxation, is charged with the responsibility of administering and enforcing the tax revenue laws and the collection of most taxes and other payments payable thereunder. All tax revenues of the State are credited to one or the other of the two operating funds maintained by the State, designated respectively as the General Fund and Special Funds.

The State Constitution does not prohibit or limit the power of taxation, and reserves all taxing power to the State, except to the extent delegated by the Legislature to the political subdivisions of the State and except all the functions, powers and duties related to real property taxation, which is exercised exclusively by the counties. The State cannot at this time predict the impact, if any, of recently enacted changes to the federal individual and corporate income tax laws on the tax revenues of the State, nor can it predict the impact on such tax revenues of any other proposed changes that may currently be under consideration or discussion.

The State Constitution requires the establishment of a tax review commission to be appointed as provided by law every five years. The purpose of such commission is to submit to the Legislature an evaluation of the State’s tax structure and to recommend revenue and tax policy, after which such commission is dissolved. The State Constitution does not require action by the Legislature with respect to the recommendations as submitted. The Legislature has the option of accepting or rejecting all or portions of the commission’s findings. The most recent Tax Review Commission was appointed in 2020 and issued its report to the 2022 legislative session on December 20, 2021. Although the Legislature did not act on most of the recommendations, it did increase funding for the Department of Taxation as recommended by the Commission.

General Fund

The General Fund is used to account for resources not specifically set aside for special purposes. Any activity not financed through another fund is financed through the General Fund. The appropriations acts adopted by the Legislature provide the basic framework in which the resources and obligations of the General Fund are accounted. The operating appropriations and the related General Fund accounting process complement each other as basic control functions in the general administration of the government.

Prior to being amended in recent years as described below, Section 6 of Article VII of the State Constitution provided that whenever the General Fund balance at the close of each of two successive fiscal years exceeds 5% of General Fund revenues for each of the two years, the Legislature in the next regular session shall provide for a tax refund or tax credit to the taxpayers of the State, as provided by law. The State Constitution does not specify the amount of, or a formula for calculating, any such tax refund or tax credit.

In November 2010, Section 6 of Article VII was amended to add a second option to dispose of such excess revenues. As an alternative to providing for a tax refund or tax credit, the Legislature was authorized to make a deposit into one or more funds that serve as temporary supplemental sources of funding in times of an emergency, economic downturn or unforeseen reduction in revenues, as provided by law. Act 138, SLH 2010, provided for the transfer of 5% of the General Fund fiscal year-end balance into the Emergency and Budget Reserve Fund (“EBRF”) whenever State General Fund revenues for each of two successive fiscal years exceed revenues for each of the preceding fiscal years by 5%; however, no such transfer shall be made whenever the balance of the EBRF is equal to or more than 10% of General Fund revenues for the preceding fiscal year.

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In November 2016, Section 6 of Article VII was further amended to add more options to dispose of excess revenues. In addition to providing for a tax refund or tax credit or making a deposit into one or more funds that serve as temporary supplemental sources of funding in times of an emergency, economic downturn, or unforeseen reduction in revenues, the Legislature may appropriate general funds for the pre-payment of either or both of debt service for general obligation bonds issued by the State or pension or other post-employment benefit (“OPEB”) liabilities accrued for State employees. Act 6, SLH 2017, established provisions to prepay general obligation bond debt service, OPEB liabilities, and pension liabilities in accordance with the 2016 Constitutional amendment.

In fiscal years 2020 and 2021, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the Legislature passed Act 115, SLH 2022, to provide for a $100 or $300 refund depending on filing status and income in 2022, which caused an approximately $315 million decline in fiscal year 2023 General Fund revenues. Act 115 also provided appropriations for deposits of up to $500 million in the EBRF, which deposit was made, and up to $300 million in the Pension Accumulation Fund, which subsequently lapsed. On June 21, 2024, the Governor issued an intent to veto this bill, stating that it would be financially imprudent to transfer this amount in light of the Maui wildfires. On July 8, 2024, the Governor appropriated the minimum amount of $2 and reduced nearly $435 million in General Fund appropriations to balance the State’s financial plan.

In fiscal years 2021 and 2022, General Fund revenues also exceeded the respective previous years’ (fiscal years 2020 and 2021) General Fund revenues by more than 5%, and the EBRF balance for fiscal year 2022 was less than 10% of fiscal year 2021 General Fund revenues. Therefore, the Director of Finance transferred 5% of the fiscal year 2022 General Fund balance, or approximately $130 million, to the EBRF pursuant to Section 328L-3, HRS during the second quarter of fiscal year 2023.

For fiscal years 2022 and 2023, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the 2024 Legislature passed HB 40 that included deposits of $300 million into EBRF and $135 million into the Pension Accumulation Fund. However, citing the Maui wildfire recovery efforts, other State priorities, the EBRF’s balance of more than $1.5 billion (its highest yet), and the State’s continued commitment to making regular payments on unfunded liabilities including its pension obligations, the Governor reduced the deposits to $1 to EBRF and $1 to the Pension Accumulation Fund. As amended, HB 40 was enacted as Act 229, SLH 2024 on July 9, 2024.

For fiscal years 2023 and 2024, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the 2025 Legislature will be required to provide for a tax refund or tax credit or make a deposit into one or more funds that serve as temporary supplemental sources of funding in times of emergency, economic downturn, or unforeseen reduction in revenues, or appropriate general funds for the prepayment of either or both of 1) debt service or 2) pension or OPEB liabilities. In fiscal years 2023 and 2024, General Fund revenues did not exceed the respective previous years’ (fiscal years 2022 and 2023) General Fund revenues by more than 5%.

As part of the annual financial planning and executive budgeting process, the Department of Budget and Finance prepares a General Fund financial plan that includes projections of General Fund revenues and expenditures for each fiscal year and revises such projections from time to time during the fiscal year.

Taxes and Other Amounts Deposited in General Fund

The proceeds of the taxes described below are deposited to the General Fund.

Individual and corporate income taxes, general excise and use taxes, public service company taxes, estate and certain transfer taxes, a franchise tax on financial corporations, liquor and tobacco taxes, transient accommodations taxes, insurance premium taxes and other taxes are deposited entirely or in part to the General Fund. For fiscal year 2023, these General Fund taxes represented approximately 93% of all tax revenues of the State, and approximately 86.4% of all General Fund revenues (as reported by the Department of Taxation, State of Hawaii (“DOTAX”)). Pursuant to Act 72, SLH 2022, from the revenues collected under chapter 241 each fiscal year, the first $2,000,000 of such revenues will be deposited with the Director of Finance to the credit of the compliance resolution fund as established pursuant to section 26-9(o) before tax credits are realized, and any revenues collected in excess of $2,000,000 at the close of any fiscal year shall be deposited into the General Fund.

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As of October 2024, year-to-date General Fund tax revenues were up 1.3% compared to the same period in fiscal year 2024 (as reported by the Department of Accounting and General Services (“DAGS”)).

General Excise and Use Tax. The general excise tax is a tax imposed on businesses for the privilege of doing business in Hawaii and is assessed at various percentage rates on the gross income businesses derive from activity in the State. Businesses or consumers also may need to pay the use tax on the value of personal property, services, and contracting that are brought into Hawaii from anywhere outside Hawaii. The tax is based upon the purchase price or value of the tangible personal property, contracting, or services purchased or imported, whichever is applicable. The general excise tax rate varies depending on the business activity; it is 0.15% on insurance commissions, 0.5% on certain activities such as wholesaling, and 4% on most activities at the consumer level (which 4% rate has not been adjusted since 1960). For fiscal year 2024, the General Fund portion of the general excise tax comprised approximately 41% of all State taxes (as reported by DAGS).

Act 47, SLH 2024 exempts the medical services that health care providers provide to patients who receive Medicaid, Medicare, or TRICARE benefits from the general excise tax beginning January 1, 2026.

Under the authorization of Act 1, 1st Special Session SLH 2017, each county enacted ordinances that allow such county to impose a county surcharge on the general excise tax and/or extend the sunset date of such surcharge to December 31, 2030 (the State’s base rate does not sunset).

Income Taxes. Net taxable income (gross income less exclusions and deductions) for both individuals and corporations is subject to a State income tax. Although there are differences, Hawaii income tax law generally follows the federal Internal Revenue Code in computing the net taxable income. The individual income tax rates for married individuals, including qualifying surviving spouses, and unmarried individuals, including qualifying heads of households, range from 1.4% to 11% of net taxable income. The income tax rates for estates and trusts range from 1.4% to 8.25%. Corporate income tax rates range from 4.4% to 6.4%. Act 107, SLH 2017, established a nonrefundable earned income tax credit for the period after December 31, 2017 through December 31, 2022 and reestablished new top income tax rates of 9%, 10% and 11% after December 31, 2017. Act 114, SLH 2022, made the Hawaii earned income tax credit (“Hawaii EITC”) refundable and permanent and increased the Hawaii EITC to 20% of the federal EITC allowed. Act 163, SLH, 2023, amends the Hawaii EITC by increasing the amount of the Hawaii EITC from 20% to 40% of the federal EITC allowed. For fiscal year 2024, individual income taxes comprised approximately 29.6% of all State taxes (as reported by DAGS).

2024 Income Tax Reform. Act 46, SLH 2024, amends the standard deduction for taxable years beginning after December 31, 2023, December 31, 2025, December 31, 2027, December 31, 2029, and December 31, 2030. Act 46, SLH 2024, also amends the income tax rates for individuals for taxable years beginning after December 31, 2024, December 31, 2026, December 31, 2028.

Transient Accommodations Tax. The transient accommodations tax (“TAT”) is levied on the furnishing of a room, apartment, suite, single family dwelling, shelter or similar, customarily occupied for less than 180 consecutive days for each letting by a hotel, apartment hotel, motel, condominium or condominium unit, cooperative apartment, vehicle equipped with or advertised as including sleeping accommodations, dwelling unit, or rooming house that provides living quarters, sleeping accommodations or other place in which lodgings are regularly furnished to transients for consideration, including the fair market rental value of time share vacation units. Act 121, SLH 2015, prioritized the distribution of TAT revenues to the following order, with the excess revenues to be deposited into the General Fund: (1) $1.5 million to the Turtle Bay conservation easement special fund beginning July 1, 2015, (2) $26.5 million to the convention center enterprise special fund, (3) $82.0 million to the Tourism Special Fund and (4) $103.0 million to the counties for each of fiscal year 2015 and fiscal year 2016. Act 117, SLH 2015, allocated $3 million to the special land and development fund, beginning July 1, 2016. Act 223, SLH 2016, extended the allocation of $103 million to the counties to fiscal year 2017 and $93.0 million for each fiscal year thereafter. Act 1, 1st Special Session SLH 2017, extended the annual allocation of $103 million to the counties to fiscal year 2018 and thereafter. Act 86, SLH 2018, reduced the annual allocation to the Convention Center Special Fund from $26.5 million to $16.5 million and reduced the annual allocation to the Tourism Special Fund from $82 million to $79 million, effective July 1, 2017. Act 1, 1st Special Session SLH 2017, also increased the TAT rate from 9.25% to 10.25% effective January 1, 2018 and allocates through December 31, 2030 the increased revenues to the Mass Transit Special Fund to fund the capital costs of a locally preferred alternative for a mass transit project for the City and County of Honolulu.

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Pursuant to the Governor’s emergency proclamations, all of the allocations described above were suspended due to the COVID-19 emergency from March 2020 to July 2021, including the $103 million payment to the counties. Act 1, Special Session SLH 2021, lowered the annual allocation to the Convention Center Special Fund from $16.5 million to $11 million and eliminated the annual allocations to the Tourism Special Fund and to the counties, effective July 1, 2021. The Act also allowed the counties to establish their own TAT at a rate not to exceed 3% and provided for an appropriation of $60 million in fiscal year 2022 to the Hawaii Tourism Authority from federal funds received by the State under the American Rescue Plan Act (“ARPA”). As of January 1, 2022, each county had established and made effective a local TAT at a rate of 3.0%. The effective total and combined TAT is at a rate of 13.25% in each of the counties. For fiscal year 2024, the General Fund portion of the TAT comprised approximately 7.5% of all State taxes (as reported by DAGS).

Other Taxes. The General Fund also receives revenues from several other taxes. The public service company tax is a tax on the gross income from the public utility business of public utilities in lieu of the general excise tax. The tax rate on the gross income of public service companies ranges from ½% (for sales for resale) to 8.2%. For a public utility, only the first 4% is allocated to the State, and any excess over 4% is distributed to counties that: (1) provide by ordinance for a real property tax exemption for real property used by the public utility in its public utility business and owned by the public utility, or leased by the public utility under a lease requiring the public utility to pay the taxes on the property, and (2) have not denied the exemption to the public utility. For a carrier of passengers by land between points on a scheduled route, the gross income is taxed at 5.35%, all of which is realized by the State. The estate tax is a tax on the transfer of a taxable estate and is based on the federal taxable estate, but has its own tax rate schedule, with tax rates varying from 10.0% to 15.7%. Act 3, SLH 2019, applies to decedents dying or taxable transfers occurring after December 31, 2019, and establishes a new estate tax rate of $1,385,000 plus 20% of the amount by which a taxable estate exceeds $10 million. The generation skipping tax is also based on the federal taxable transfer but has its own tax rate (currently 2.25%). The banks and financial corporations tax is a franchise tax (in lieu of net income and general excise taxes) on banks, building and loan associations, development companies, financial corporations, financial services loan companies, trust companies, mortgage loan companies, financial holding companies, small business investment companies, or subsidiaries not subject to the taxes discussed above. The tax is assessed on net income for the preceding year from all sources at a rate of 7.92%. Insurance premiums tax is a tax on insurance companies (underwriters) based on premiums written in the State in lieu of all taxes except property tax and taxes on the purchase, use or ownership of tangible personal property. Tax rates range between 0.8775% and 4.68% depending on the nature of the policy. There is also an excise tax on those who sell or use tobacco products, a gallonage tax imposed on those who sell or use liquor, and a gallonage tax imposed on distributors of liquid fuel.

Non-tax Revenues. Other amounts deposited to the General Fund are derived from non-tax sources, including investment earnings, rents, fines, licenses and permits, grants, charges for administrative services and other sources. From fiscal years 2004 to 2008, fiscal year 2010, fiscal years 2012 to 2016, fiscal years 2018 and 2019, and fiscal years 2023 and 2024, non-tax revenues averaged approximately 10% to 12% of General Fund revenues. In fiscal year 2009 and 2011, however, non-tax revenues were approximately 16% of total General Fund revenues, primarily as a result of one-time revenue sources. In fiscal year 2017, non-tax revenues were approximately 14% of total General Fund revenues, primarily as a result of the one-time increase in premiums on bonds sold and the first full year of reimbursements from non-general funds for OPEB. In fiscal year 2020, non-tax revenues were approximately 19% of total General Fund revenues, primarily as a result of the one-time transfer of $648 million from the Emergency and Budget Reserve Fund. In fiscal year 2021, non-tax revenues were approximately 19% of total General Fund revenues primarily due to a one-time $750 million working capital loan which was taken out during the fall of 2021 (prior to the availability of additional federal funding authorized in early 2022) to provide contingency cashflow because of the impact of COVID-19 travel restrictions on General Fund revenues. In fiscal years 2023 and 2024, non-tax revenues were approximately 10% of General Fund revenues primarily due to the proportionate increased levels of General Fund tax revenues compared to previous fiscal years.

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Special Funds

Special Funds are used to account for revenues designated for particular purposes. Unlike the General Fund, Special Funds have legislative or other restrictions imposed upon their use. Special Funds are not a source of payment for the Bonds. Special Funds are used primarily and extensively for highway construction and maintenance, harbor and airport operations, hospital operations, housing and homestead programs, certain programs in the area of public education and the University of Hawaii, business regulation, consumer protection, environmental management and tourism and other economic development. The types of revenues credited to the various Special Funds are user tax receipts (fuel taxes), revenues from public undertakings, improvements or systems (airports, harbors and university revenue producing undertakings, among others), and various business, occupation and non-business licenses, fees and permits.

Fuel taxes, motor vehicle taxes, rental motor vehicle, tour vehicle, and car-sharing vehicle surcharge taxes and unemployment insurance taxes are deposited into Special Funds. In addition, portions of the tobacco taxes, transient accommodations taxes, environmental response, energy, food security taxes, and conveyance taxes are deposited into Special Funds (and portions of these taxes are deposited into the General Fund). In fiscal year 2024, taxes deposited into Special Funds were approximately 8% of the total tax revenues of the State (as reported by DAGS). Distributors are required to pay taxes on aviation fuel, diesel oil, alternative fuels for operation of an internal combustion engine and on liquid fuels other than the foregoing, e.g., on gasoline used to operate motor vehicles upon the public highways. The State has a vehicle weight tax that varies from $0.0175 per pound to $0.0225 per pound, depending on the net weight of the vehicle; vehicles over ten thousand pounds net weight are taxed at a flat rate of $300.00. The unemployment insurance tax is a tax on wages paid by employing units with one or more employees with certain exemptions. The unemployment tax rate is determined according to a multi contribution schedule system. There is an additional employment and training fund assessment on taxable wages paid to an employee. The percentage rate for this additional tax is 0.01%. There is a rental motor vehicle surcharge tax (“RVST”) on a rented or leased motor vehicle of $7.00 per day, or any portion of a day that a rental motor vehicle is rented or leased, effective January 1, 2025. The tax is levied on the lessor. There is a rental motor vehicle customer facility charge of $4.50 per day on motor vehicles rented from airport locations to pay for the development of airport rental car facilities, effective July 1, 2012. The charge is levied on the lessor. There is a car-sharing vehicle surcharge of 25 cents per half hour (up to a maximum of $3 per day) on motor vehicles rented by a car-sharing organization, effective January 1, 2015. There is also a tour vehicle surcharge tax for each tour vehicle in the over 25 passenger seat category and for each tour vehicle in the 8 to 25 passenger seat category. The tax is levied on the tour vehicle operator. Act 215, SLH 2018, effective January 1, 2019, imposed an additional $2 per day RVST on all rentals to lessees without a valid Hawaii driver’s license. Act 174, SLH 2019, effective July 1, 2019, repealed the $2 per day RVST imposed on lessees without a Hawaii driver’s license and increased the RVST from $3 to $5 per day, or any portion of a day that a rental motor vehicle is rented or leased, for all lessees. Act 174, SLH 2019 additionally repealed the special allocation of the surcharge originally deposited into a special fund for the county where the rental took place. As amended, the full $5 per day is deposited into the Highway Fund. Act 237, SLH 2021, increased the RVST rate by $0.50 per rental vehicle day on January 1, 2022, and increases by an additional $0.50 on January 1 for each subsequent year through 2027.

The tobacco tax currently assesses $0.16 for each cigarette or little cigar, 70% of the wholesale price of tobacco products, and 50% of the wholesale price of each large cigar. Act 62, SLH 2023, effective on January 1, 2024, imposes an excise tax of 70% of the wholesale price of each electronic smoking device or e-liquid. The environmental response, energy, and food security tax is currently set at $1.05 per barrel of petroleum product beginning July 1, 2010. Act 185, SLH 2015, also imposed the environmental response, energy, and food security tax on fossil fuel. The tax is $0.19 on each 1,000,000 BTUs of fossil fuel, effective July 1, 2015. The conveyance tax is imposed on the amount paid in the sale, lease, sublease, assignment, transfer, or conveyance of realty or any interest therein. The tax rate ranges from $0.10 per $100 to $1.25 per $100, depending on the value of the property, the type of improvements on the property and whether the purchaser is eligible for a homeowner’s exemption for the property.

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Federal Grants

In July 2013, the Office of Federal Award Management (“OFAM”) was established in the Department of Budget and Finance. The purpose of OFAM is to: (a) plan, organize, direct, coordinate and conduct federal awards activities for Executive Departments and Agencies to advance the management, administration, and oversight of federal grants. The objective of these activities is to maximize the program and fiscal performance of federal awards, ensure compliance with state and federal rules and regulations and reduce the opportunity for waste, fraud and abuse; (b) establish and implement policies, procedures, and controls following review as necessary with the Director of Finance, Comptroller, and Governor to advance the financial management, administration and oversight of federal grants that are awarded to state executive departments and agencies; and (c) provide technical management services, assistance, and recommendations to the Governor, Director of Finance, Comptroller, and to the Directors and Heads of Executive Departments and Agencies, to maximize use of federal fund resources in order to achieve the State’s statutory requirements, goals, and objectives efficiently, economically, and effectively.

State departments, agencies, and institutions annually receive both competitive and formula driven federal grants. Federal grants are not a source of payment for the Bonds. Over the past five years, approximately 57% of the federal grants were awarded to human resources programs in public health, vocational rehabilitation, income maintenance, services to the blind, and other social or health services. Approximately 15% of such federal grants were used to support programs in the public schools. Transportation and highway safety activities received about 8.5% of all federal grants, primarily for interstate highway construction. Employment programs, including unemployment compensation benefit payments, accounted for about 1% of such federal receipts. Other programs accounted for the balance of such receipts. In past years, federal funds generally accounted for approximately 15% to 21% of the total State budget for each year. With the receipt of federal stimulus funds in fiscal years 2010 to 2013, the portion of the State budget made up by federal funds increased to 23% in fiscal year 2010 and 20% in fiscal year 2011 and has been approximately 17% to 21% of the State budget through fiscal year 2018 (fiscal year 2017 was the last year of federal stimulus fund appropriations from the American Recovery and Reinvestment Act of 2009 (“ARRA”)). For fiscal years 2020 and 2021, federal funds accounted for 20% and 19% of the total State budget, respectively. For fiscal year 2022, federal funds accounted for 26% of the total State budget due to the receipt of Coronavirus Aid, Relief, and Economic Security (“CARES”) Act and ARPA funds, as further described below. For fiscal year 2023, federal funds accounted for 18% of the total State budget. For fiscal year 2024, total federal funds requested accounted for 19% of the total State budget.

The State is unable to predict whether federal grant funding received by the State’s departments, agencies, and institutions in the current or any future fiscal year will be similar to historical levels.

COVID-19 Grant Programs. In response to the COVID-19 pandemic, the federal government provided approximately $5.2 billion of funding directly to the State for COVID-19 response and economic support costs, revenue loss and other related costs as of June 30, 2022. The two largest sources of federal funding provided to the State in response to COVID-19 were the CARES Act and ARPA. Under the CARES Act, the State qualified for the minimum allocation of $1.25 billion in Coronavirus Relief Funds (“CRF”), of which $862.8 million was allocated to the State and $387.2 million was allocated to the City and County of Honolulu (the only county in Hawaii with a population of 500,000 or more). The State subsequently appropriated $175 million in CRF funding to the neighbor island counties of Maui, Hawaii and Kauai on a formulaic basis. Under the ARPA, the State received $1.64 billion in Coronavirus State Fiscal Relief Funds (“CSFRF”) and the counties received their own separate allocations directly from the federal government. The Hawaii Legislature appropriated $810 million of CSFRF funds, approximately 49% of the State’s allocation, to repay the advance from the U.S. Department of Labor, cover costs of adjudicating and processing unemployment claims and pay interest from the advance. Additionally, the Hawaii Department of Education received $412 million in ARPA Elementary and Secondary School Emergency Relief funds to support Hawaii’s public schools during the pandemic. In addition, the State received an additional approximately $2.31 billion in combined federal COVID-19 funding from the CARES Act, ARPA, the Coronavirus Preparedness and Response Supplemental Appropriation Act 2020, the Families First Coronavirus Response Act, 2020, the Paycheck Protection Program and Healthcare Enhancement Act, and the Consolidated Appropriations Act, 2021.

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As of June 30, 2022, the State, counties, its citizens and businesses are estimated to have been allocated nearly $24.4 billion in federal assistance in the form of grants, loans and forgivable loans from the CARES Act, ARPA and other sources, not all of which may have been drawn upon. As September 30, 2023, the State estimates that there is approximately $35 million of Coronavirus State and Local Fiscal Recovery Fund (“CSFRF”) funds that have not been allocated, and $115 million of CSFRF funds that have not been expended.

The future impact of COVID-19, any future variants thereof, or another pandemic on the State’s finances may depend on circumstances outside of the State’s control, including actions of the federal government and other foreign governments. The State does not anticipate, nor is the State dependent upon, the receipt of any future federal COVID-19 funding or grants.

Inflation Reduction Act. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (H.R. 5376, 117th Congress). Under the Inflation Reduction Act, $413,520,673 has been allocated to the State, of which $55,784,642 has been awarded to State departments as of March 3, 2025. There has also been allocated $25 million to the federal Office of Native Hawaiian Relations for federal fiscal year 2022, to remain available until September 30, 2031, for Native Hawaiian climate resilience and adaptation activities.

Budget System; Legislative Procedure

Pursuant to Act 185, the Executive Budget Act of 1970, the Planning, Programming and Budgeting System of the State was adopted. The purpose of this act was to integrate the planning, programming and budgeting processes to improve decisions on the allocation of resources. The Act established a comprehensive system for State programs and their related costs over a rolling timeframe of six years. The operating and capital improvement requirements are evaluated together to ensure compatibility and mutual support. Systematic evaluations and analyses are conducted to ascertain the attainment of program objectives and alternative means or methods of improving current State services, including quarterly allotment periods to monitor and control spending.

The Legislature convenes annually in regular session on the third Wednesday in January. Regular sessions are limited to a period of 60 days, and special sessions are limited to a period of 30 days. Any session may be extended by no more than 15 days. At least 30 days before the Legislature convenes in regular session in an odd numbered year, the Governor submits to the Legislature the Governor’s proposed State budget of the executive branch for the ensuing fiscal biennium. The budgets of the judicial branch, the legislative branch, and the Office of Hawaiian Affairs are submitted by their respective leaders to the Legislature for its consideration. In such regular session, no appropriation bill, except bills recommended by the Governor for immediate passage, or to cover the expenses of the Legislature, shall be passed on final reading until the bill authorizing the operating expenditures for the executive branch for the ensuing fiscal biennium, known as the general appropriations bill, has been transmitted to the Governor.

In each regular session in an even numbered year, the Governor may submit to the Legislature a bill to amend any appropriation for operating expenditures of the current fiscal biennium, to be known as the supplemental appropriations bill. In such session to which the Governor submits to the Legislature a supplemental appropriations bill, no other appropriations bill, except bills recommended by the Governor for immediate passage, or to cover the expenses of the Legislature, shall be passed on final reading until the supplemental appropriations bill has been transmitted to the Governor.

To become law, a bill must pass three readings in each house on separate days. Each bill passed by the Legislature shall be certified by the presiding officers and clerks of both houses and thereupon be presented to the Governor. If the Governor approves and signs the bill, it becomes law. If the Governor does not approve a bill, the Governor may return it, with the Governor’s objections, to the Legislature. Except for items appropriated to be expended by the judicial and legislative branches, the Governor may veto any specific item or items in any bill that appropriates money for specific purposes by striking out or reducing the same; but the Governor shall veto other bills only as a whole.

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The Governor has ten days to consider bills presented to the Governor ten or more days before the adjournment of the Legislature sine die, and if any such bill is neither signed nor returned by the Governor within that time, it becomes law in like manner as if the Governor had signed it.

The Governor has forty-five days, after the adjournment of the Legislature sine die, to consider bills presented to the Governor less than ten days before such adjournment, or presented after adjournment, and any such bill becomes law on the forty-fifth day unless the Governor by proclamation has given ten days’ notice to the Legislature that the Governor plans to return such bill with the Governor’s objections on that day. The Legislature may convene on or before the forty-fifth day in special session, without call, for the sole purpose of acting upon any such bill returned by the Governor. In case the Legislature fails to so convene, such bill shall not become law. Any such bill may be amended to meet the Governor’s objections and, if so amended and passed, only one reading being required in each house for such passage, it must be presented again to the Governor, but becomes law only if the Governor signs it within ten days after presentation.

On December 1, 2022, the Governor issued an updated State Reserve Policy, Administrative Directive No. 22-01. The policy, which was based on a third-party reserve study commissioned by the State, which evaluated reserves in the context of various factors, provides that the State shall endeavor, for each year of a six-year planning period as described above, to retain an unassigned General Fund carryover balance equal to 5.0% of the preceding year’s General Fund revenues and an EBRF balance equal to 10.0% of the preceding year’s General Fund revenues. In addition, the updated policy established an overall target balance of either 25% of General Fund revenue or, if the EBRF fund balance objective is met, 20% of General Fund revenue. The overall target balance includes the unassigned General Fund carryover balance and EBRF balance. Such amounts are intended to help ensure that the State maintains appropriate long-term reserve levels, liquidity, and financial flexibility to mitigate the consequences of future emergencies and recessions. For fiscal year 2024, the State’s unassigned General Fund carryover balance exceeds the 5.0% target and the EBRF balance exceeds the 10.0% target. The overall target balance for fiscal year 2024 exceeds the 20.0% overall target. Although the State is committed to maintaining its reserves, it is unable to predict whether the reserve targets will be met in future fiscal years.

Emergency and Budget Reserve Fund; Tobacco Settlement; Hurricane Relief Fund

Emergency and Budget Reserve Fund. HRS Chapter 328L, relating to the Hawaii Tobacco Settlement Special Fund, which established a special fund for moneys received from the settlement between the State of Hawaii and various tobacco companies, also established the Emergency and Budget Reserve Fund (“EBRF”), a special fund for emergency and “rainy day” purposes. Deposits to the EBRF include appropriations made by the Legislature and a portion of the tobacco settlement moneys. In addition, Act 138, SLH 2010, provided that whenever State General Fund revenues for each of two successive fiscal years exceeds revenues for each of the preceding fiscal years by 5%, the Director of Finance is required to deposit 5% of the State General Fund balance at the end of the fiscal year into the EBRF; however, no such transfer shall be made whenever the balance of EBRF is equal to or more than 10% of General Fund revenues for the preceding fiscal year. The State Constitution (Article VII, Section 6) also requires that the General Fund balance at the close of each of two successive fiscal years must exceed 5% of General Fund revenues for each of the two fiscal years before a deposit into an emergency fund is required. Pursuant to Act 138, SLH 2010, all interest earned from moneys in the EBRF is credited to the EBRF; previously, the interest had been credited to the General Fund. Act 207, SLH 2017, prohibits the Legislature from making appropriations from the EBRF: (1) that are more than 50% of the total EBRF balance; (2) that exceeds 10% of total discretionary funds (e.g., funds authorized for debt service payments, pension and retirement benefit costs, Medicaid services costs, etc.) appropriated by the Legislature; and (3) if General Fund Tax Revenues for the current fiscal year exceed the revenue collections of the immediately preceding fiscal year. Appropriations from the EBRF require a two thirds majority vote of each house of the Legislature.

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For fiscal years 2020 and 2021, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the 2022 Legislature was required to provide for a tax refund or tax credit or make a deposit into one or more funds that serve as temporary supplemental sources of funding in times of emergency, economic downturn, or unforeseen reduction in revenues, or appropriate general funds for the prepayment of either or both of 1) debt service or 2) pension or OPEB liabilities. Pursuant to Article VII, Section 6 of the Hawaii State Constitution, the Legislature passed Act 115, SLH 2022, to provide for a $100 or $300 tax refund depending on filing status and income in 2022. Act 115 also provides for a deposit of $500 million in the EBRF and a $300 million deposit into the Pension Accumulation Fund (this deposit was to have been made in fiscal year 2024 but the funds were lapsed due to fiscal concerns) under section 88-114, HRS. However, on June 21, 2024, Governor Green issued an intent to veto this bill, stating that it would be financially imprudent to transfer this amount in light of the Maui wildfires. On July 8, 2024, the Governor appropriated the minimum amount and reduced nearly $435 million in General Fund appropriations to balance the State’s financial plan. In fiscal years 2021 and 2022, General Fund revenues also exceeded the respective previous years’ (fiscal years 2020 and 2021) General Fund revenues by more than 5%, and the EBRF balance for fiscal year 2022 was less than 10% of fiscal year 2021 General Fund revenues. Therefore, the Director of Finance transferred 5% of the fiscal year 2022 General Fund balance, or approximately $130 million, to the EBRF pursuant to Section 328L-3, HRS, during the second quarter of fiscal year 2023.

During the 2023 regular session, the Legislature appropriated $500 million in General Funds (as part of the Department of Budget and Finance’s fiscal year 2024 operating budget) for deposit to the EBRF. These funds were transferred to the EBRF during the second quarter of fiscal year 2024.

For fiscal years 2022 and 2023, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the 2024 Legislature passed HB 40 that included deposits of $300 million into EBRF and $135 million into the Pension Accumulation Fund. However, citing the Maui wildfire recovery efforts; other State priorities; the EBRF’s balance of more than $1.5 billion, its highest yet; and because of the State’s continued commitment to making regular payments on unfunded liabilities including its pension obligations, the Governor reduced the deposits to $1 to EBRF and $1 to the Pension Accumulation Fund. As amended, HB 40 became Act 229, SLH 2024 on July 9, 2024.

For fiscal years 2023 and 2024, the General Fund balance exceeded 5% of General Fund revenues for those years. Accordingly, the 2025 Legislature will be required to provide for a tax refund or tax credit or make a deposit into one or more funds that serve as temporary supplemental sources of funding in times of emergency, economic downturn, or unforeseen reduction in revenues, or appropriate general funds for the prepayment of either or both of 1) debt service or 2) pension or OPEB liabilities. In fiscal years 2023 and 2024, General Fund revenues did not exceed the respective previous years’ (fiscal years 2022 and 2023) General Fund revenues by more than 5%.

Tobacco Settlement.

On November 23, 1998, leading United States tobacco manufacturers entered into the Tobacco Master Settlement Agreement (hereinafter “Master Settlement Agreement” or “MSA”) with 46 states, including the State. In consideration for a release of past, present, and certain future claims against them, the Master Settlement Agreement obligates these participating manufacturers (“PMs”) to pay substantial sums to the settling states (tied in part to the volume of tobacco product sales nationally). The annual PMs’ payments to the 46 states have ranged from $5 billion to $7 billion in recent years. These payments are to be made in perpetuity.

The annual MSA disbursements are generally received by the states in April. Due to various adjustments built into the MSA, including adjustments based on inflation, cigarette shipment, volume, the non-participating manufacturer (“NPM”) adjustment and other factors, the disbursements have generally decreased over time. Through June 30, 2024, Hawaii has received approximately $1.14 billion in MSA payments.

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Of the tobacco settlement moneys received by the State each fiscal year, $350,000 is deposited in the Tobacco Enforcement Special Fund and a special fund assessment is deducted. In fiscal year 2015, the balance was distributed as follows: 15% to the EBRF, 25% to the Department of Health, 6.5% to the Hawaii tobacco prevention and control trust fund, 26% to the University of Hawaii, and 27.5% to the General Fund. Pursuant to Act 118, SLH 2015, distribution of the balance in fiscal year 2016 was: 15% to the EBRF, 12.5% to the Hawaii tobacco prevention and control trust fund, 26% to the University of Hawaii, and 46.5% to the General Fund. Pursuant to Act 59, SLH 2024, this will be increased to $750,000 when the next annual MSA payment is scheduled in April 2025. In addition, the amount of carryover allowed will increase from $500,000 to $750,000, with excess to revert to the general fund.

The Attorney General of each settling state under the Master Settlement Agreement is responsible for enforcing its provisions. The Master Settlement Agreement requires the State to diligently enforce the requirements of the “model statute,” which was enacted in 1999 as the Tobacco Liability Act. It is important to note that the diligent enforcement obligation is on-going and continuous and is subject to challenge by the PMs on a year-to-year basis.

Failure to diligently enforce the Tobacco Liability Act as required by the MSA may result in a state losing a significant portion of its annual MSA payments. In 2017, the PMs affirmatively challenged the State’s diligent enforcement for the calendar year 2004. In 2018, the State of Hawaii, along with eight other arbitrating states, collectively known as the “Tranche E” states, joined the NPM Adjustment Settlement Agreement (“NPMASA”) with the PMs, which resolved the diligent enforcement arbitration issues for the years 2004 through and including 2017 and resulted in the State receiving approximately $58 million for the settlement of those arbitration years, in addition to its annual 2018 distribution. Joining the NPMASA spared the State the cost and uncertainty of ongoing and protracted arbitrations. It was estimated that had the matter gone to arbitration it could have cost the State approximately $1.5 million in litigation costs just for the 2004 arbitration. In September 2021, the arbitration panels issued orders for the 2004 arbitration, finding that six states (Idaho, Illinois, Iowa, Maryland, Ohio, and Wisconsin) prevailed as to their diligent enforcement. Two states, Missouri and Washington, were found by the arbitration panel to be non-diligent. In October 2022, a separate arbitration panel also handling the 2004 arbitration found New Mexico to be non-diligent. In August 2023, a New Mexico state court vacated the arbitration panel’s decision. That decision is currently on appeal. If the arbitration panel’s decision is held invalid on appeal, it is possible that New Mexico and PMs will have to return to commence arbitration for sales year 2024 anew. The fact that at least two states were found non-diligent means that these states faced the potential loss of tens of millions of dollars in expected annual MSA payments. In 2023, the Independent Auditor assessed the arbitration losses against Missouri, New Mexico and Washington, and those three states received annual MSA distributions that were reduced by tens of millions of dollars combined. The full scope of their losses is still being litigated in 2024.

After joining the NPMASA, the State still faced liability for future years of arbitration from 2018 and into the future. If the State did not settle years 2018 through 2022, it faced an estimated maximum exposure that ranged from approximately $17 million to approximately $21 million per year in lost MSA payments—comprising over half of the payments that the State could otherwise expect to receive in each year. In March 2020, a condition of the NPMASA was met which automatically settled the years 2018¬2019 of the NPM Adjustment arbitration for the State and the other Tranche E states, thus protecting the State from the risk of arbitration for diligent enforcement in those years. In July 2020, the State and the other Tranche E states opted to treat years 2020–2022 as transition years, another option available to all Tranche E states. Under this option, the State received 75% of the disputed payment account monies that would otherwise be subject to arbitration and while being protected from the risk of arbitration through 2022. In addition, in future unsettled years, the State’s risk would be limited to approximately half of what it would be if the State had not joined the NPMASA. For example, if the State had not joined the NPMASA and was found non-diligent for sales year 2022, it could potentially lose the entire annual MSA payment it received in 2023 - $40.9 million. Because it signed the NPMASA, the State would be at risk for closer to half that amount.

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Also in July 2020, the State entered into the 2018 through 2022 NPM Adjustment Settlement Agreement (effectively an extension of the NPMASA) with the PMs, which gave the State additional benefits and protections for potential arbitration in the future. Hearings for the 2005-2007 NPM adjustment arbitration for the remaining arbitrating states commenced in 2022. Despite both states having been found by the panels to have diligently enforced in 2004, Illinois signed onto the NPMASA in 2022 and Iowa signed on in 2023. In February 2024, Idaho also signed onto the NPMASA. In August 2024, Massachusetts settled with the PMs for NPM adjustments through 2011 and is no longer involved in the 2005-2007 arbitration. Of the remaining arbitrating states, as of early November 2024, the panel had issued interim rewards finding Maryland and Wisconsin diligent, but finding Washington non-diligent for 2005, 2006 and 2007. The Ohio diligent enforcement hearings for sales years 2005-2007 were concluded in 2024, but the panel has not issued its findings. Hearings for Missouri, which only pertains to sales year 2005, and New Mexico (2005-2007), are not expected to happen until at least 2025.

In March 2024, the State and 33 other states, along with the District of Columbia and Puerto Rico, signed onto the 2023 and 2024 NPM Adjustments Settlement Agreement, meaning that the State is now settled through sales year 2024 for arbitration relating to the NPM adjustment. Montana, New York and Massachusetts have all entered into separate settlements with the PMs resolving the NPM Adjustment. Six states are still arbitrating: Maryland, Missouri, New Mexico, Ohio, Washington and Wisconsin.

In April 2024, the State received its annual MSA payment for 2023 in the amount of $36.4 million, and payments are current, subject to some adjustments over time. Since the State and 35 other states are only settled through sales year 2024, negotiations to settle future years, similar to those agreed to by recently settled states (Illinois, Idaho and Iowa), have begun. If the State does not settle future years and faces arbitration for sales year 2024, it is unclear when that would commence, but would be expected to be several years away, given 2005 to 2007 arbitrations are ongoing.

Hawaii Hurricane Relief Fund. The Hawaii Hurricane Relief Fund (“HHRF”) was established pursuant to Act 339, SLH 1993 (codified as Chapter 431P, HRS) to provide hurricane insurance coverage for Hawaii property owners should the private market prove unreliable. It was created to address the problem of private insurers leaving the hurricane insurance market following Hurricane Iniki in September 1992. As of January 1, 1999, the HHRF provided hurricane coverage for approximately 155,000 policyholders statewide. The HHRF ceased operations in 2002 when private insurers returned fully to the market. No policies from the HHRF have been issued since that time.

The HHRF’s operations are funded by policyholder premiums, assessments on licensed Hawaii property and casualty insurers, a special mortgage recording fee, and a surcharge on premiums on policies issued by licensed property and casualty insurers (as necessary). As a component of the HHRF funding, the Director of Finance was authorized to issue revenue bonds and reimbursable general obligation bonds to assist the HHRF in carrying out its plan of operation. However, no revenue or reimbursable general obligation bonds were issued.

Upon ceasing operations, the HHRF’s reserves, amounting to $186.7 million, were kept in the HHRF to provide working capital if reactivation of operations becomes necessary. Reactivation may be needed if a major hurricane were to strike the Hawaiian Islands in the future, and private insurers, after settling claims for that event, were to leave the hurricane insurance market again. Pursuant to Chapter 431P-16, HRS, funds in the HHRF are held outside the State’s treasury and are invested pursuant to policies adopted by the board of directors of the HHRF.

Section 431P-16(i), HRS, provides that upon dissolution of the HHRF, net moneys in the HHRF, after payments to any federal disaster insurance program enacted to provide insurance or reinsurance for hurricane risks are completed, revert to the General Fund. Act 179, SLH 2002, designated that interest earned from the principal of moneys in the HHRF shall be deposited into the General Fund each year that the HHRF remains in existence.

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Although not formally established as a budget reserve, the HHRF has been used as a de facto budget reserve. Appropriations from the HHRF require a majority vote by the Legislature. From time to time the Legislature has appropriated moneys from the HHRF to be deposited into the General Fund for various governmental purposes and provided a statutory mechanism to repay the HHRF in future fiscal years. In light of recent developments and emergency proclamations relating to the condominium insurance market as described below, such reserve policy is being reviewed with the intent of revising the policy such that the HHRF balance would no longer be treated as part of the State’s operating reserve. For fiscal year 2024, the HHRF ending balance was $171.4 million.

On August 7, 2024, and again on October 4, 2024, the Governor issued emergency proclamations aimed at stabilizing Hawai’i’s volatile condominium insurance market, which has seen very large rate increases due to a hardening global insurance industry and recent increase of catastrophic events around the world. In conjunction with the emergency proclamations, the Governor established a Joint Executive and Legislative Task Force to monitor the insurance market, implement short-term fixes and recommend emergency changes or legislative proposals. The emergency proclamations allow loans to be made to the HHRF and the Hawai’i Property Insurance Association to facilitate issuance of hurricane and property insurance policies to condominium associations, and the HHRF to issue hurricane insurance policies for large condominium buildings and set its own coverage limits.

Expenditure Control

Expenditure Ceiling. The State Constitution provides that, notwithstanding any other provision to the contrary, the Legislature shall establish a General Fund expenditure ceiling which shall limit the rate of growth of General Fund appropriations, excluding federal funds received by the General Fund, to the estimated rate of growth of the State’s economy as provided by law and that no appropriations in excess of such ceiling shall be authorized during any legislative session unless the Legislature shall, by a two-thirds vote of the members to which each house of the Legislature is entitled to vote, set forth the dollar amount and the rate by which the ceiling will be exceeded and the reasons therefor. Pursuant to such Constitutional provision, Part V of Chapter 37, HRS, provides, in general, that appropriations from the General Fund for each year of the biennium or each supplementary budget fiscal year shall not exceed the expenditure ceiling for that fiscal year. The expenditure ceiling is determined by adjusting the immediate prior fiscal year expenditure ceiling by the applicable “state growth.” State growth means the estimated growth of the State’s economy and is established by averaging the annual percentage change in total State personal income for the three calendar years immediately preceding the fiscal year for which appropriations from the General Fund are to be made. The Governor is required to submit to the Legislature a plan of proposed aggregate appropriations for the State which includes the executive budget, proposed grants to private entities, any specific appropriation measures to be proposed by the executive branch and estimates of the aggregate proposed appropriations of the judicial and legislative branches of government. In any year in which this plan of proposed rate by which the expenditure ceiling would be exceeded and the reasons for proposing appropriations in excess of the General Fund appropriations exceeds the estimated expenditure ceiling, the Governor must declare the dollar amount, the ceiling amount. During the last thirty years, the expenditure ceiling was exceeded in fiscal years 1993, 2007, 2023, 2024 and 2025. The Legislature exceeded the expenditure ceiling in fiscal year 2023 by authorizing the $500 million deposit to the EBRF and the $300 million deposit to the Pension Accumulation Fund (which was lapsed in fiscal year 2024) pursuant to Act 115, SLH 2022, and in fiscal year 2024 by increasing the 2023-2025 Executive Biennium Budget by $667 million (which includes a $500 million deposit to the EBRF). The Legislature exceeded the ceiling in fiscal year 2025 by authorizing a $300 million deposit to the EBRF (which was line-item reduced by the Governor to $1) and a $135 million deposit to the Pension Accumulation Fund (which was line-item reduced to $1) pursuant to Act 40, SLH 2024; $365.4 million for temporary hazard pay arbitration awards and settlements pursuant to Act 49, SLH 2024; and $221.2 million for wildfire recovery and prevention pursuant to S.B. 3068, S.D. 1, H.D. 2, C.D. 2 (which was vetoed by the Governor).

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The State Constitution provides that no public money shall be expended except as appropriated by law. It also requires that provision for the control of the rate of expenditures of appropriated State moneys, and for the reduction of such expenditures under prescribed conditions, shall be made by law and that General Fund expenditures for any fiscal year shall not exceed the State’s current General Fund revenues and unencumbered cash balances, except when the Governor publicly declares the public health, safety or welfare is threatened, as provided by law.

Operating Expenditures. Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations. Pursuant to Part II, Chapter 37, HRS, moneys can be withheld by the Governor or the Director of Finance to ensure the solvency of each fund. Expenditure plans consisting of quarterly requirements of all State programs are prepared at the beginning of each fiscal year by the respective departments of the Executive Branch of State government. After the expenditure plans are evaluated, allotments are made to each department as prescribed by Chapter 37, HRS. The Director of Finance and the Governor may modify or withhold planned expenditures if such expenditures would be in excess of authorized levels of service or in the event that State receipts and surpluses would be insufficient to meet authorized expenditure levels. Unencumbered allotment balances at the end of each quarter shall revert to the related appropriation account, except for the Department of Education and the University of Hawaii. Requests to amend allotments must be approved by the Director of Finance. If federal funds allocable to a particular item are greater than had been estimated, general funds are reduced proportionately as allowable, except for the Department of Education. Although the State has a biennial budget, appropriations are made for individual fiscal years and may not be expended interchangeably, except for 5% of appropriations to the Department of Education, which by statutory authority may be retained up to one year into the next fiscal biennium. The Office of the Governor approves consultant contracts above $200,000 as to justification and need. Department heads have been delegated authority to review and approve certain consultant contracts such as medical services. In order to realize savings from bulk acquisition, central purchasing is used for certain office and medical supplies, equipment, and motor vehicles. The Department of Accounting and General Services performs pre-audits on each financial transaction of $100,000 or more (amount increased pursuant to Act 203, SLH2021) before any payment can be made, except for the University of Hawaii and the Department of Education, which have statutory authority to pre-audit their own payments. Financial audits of individual programs and organizations are conducted on a periodic basis by the Department of Accounting and General Services. Internal audits are done on a continuous basis by each department. Management audits are accomplished on an as needed basis by the Department of Budget and Finance. In addition, the State Auditor performs financial and management audits on a selective basis.

Capital Improvement Expenditures. Annual capital improvement implementation plans are also prepared to control and monitor allotments and expenditures. Prior to the initiation of a project, it is reviewed for compliance with legislative intent and other economic considerations, and as to its justification. The Governor must approve the release of funds before any action can be taken. Competitive bidding is enforced to ensure that the lowest possible costs are obtained. Change orders during construction must be substantiated and approved by the expending agency. The need for additional capital improvement funds for each project must be approved by the Governor and must be funded from available balances of other capital improvement project appropriations. An assessment of the quality of construction material being used is performed on a continuous basis. Individual guarantees and warranties are inventoried and monitored as to the adequacy of stipulated performances. Additional reviews and assessments are conducted to identify and resolve any environmental concerns and to preserve historical and archaeological sites, and coastal areas.

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EMPLOYEE RELATIONS; STATE EMPLOYEES’ RETIREMENT SYSTEM

Employee Relations

Article XIII of the State Constitution grants public employees the right to organize for the purpose of collective bargaining as provided by law. HRS Chapter 89 provides for 15 recognized bargaining units for all public employees throughout the State including State and county employees. Each bargaining unit designates an employee organization as the exclusive representative of all employees of such unit, which organization negotiates with the public employer. In the case of bargaining units for nonsupervisory blue collar positions, supervisory blue collar positions, nonsupervisory white collar positions, supervisory white collar positions, registered professional nurses, institutional health and correctional workers, professional and scientific employees, and State law enforcement officers and state and county ocean safety and water safety officers, the Governor of the State has six votes, and the mayors of each of the counties, the Chief Justice of the State Judiciary and the Hawaii Health Systems Corporation Board each have one vote. In the case of bargaining units for police officers and fire fighters, the Governor has four votes and the mayors each have one vote. In the case of bargaining units for teachers and educational officers, the Governor has three votes, the State Board of Education has two votes and the state superintendent of education has one vote. In the case of bargaining units for University of Hawaii (“UH”) faculty and UH administrative, professional and technical staff, the Governor has three votes, the UH Board of Regents has two votes and the UH president has one vote. Decisions by the employer representatives are on the basis of simple majority, except when a bargaining unit includes county employees from more than one county. In such case, the simple majority includes at least one county.

By statute, if an impasse in any negotiation is declared, the parties may attempt to resolve the impasse through mediation, fact finding, and, if mutually agreeable to the parties, final and binding arbitration. Although the statute characterizes arbitration as “final and binding,” it also provides that all cost items are subject to appropriations by the appropriate legislative bodies. If final and binding arbitration is not agreed upon, either party may take other lawful action to end the dispute, which, in the case of blue collar workers, public school teachers and university professors, could include an employee strike. In the case of the remaining eleven bargaining units, including fire fighters and police officers, a strike is prohibited by law, and negotiation impasses are subject to mandatory final and binding arbitration, subject to appropriation of cost items, as described above. Certain employees are not party to a formal labor contract, including elected and appointed officials and certain contractual hires.

The status of negotiations and awards for wages and health benefits for the period from July 1, 2021 to June 30, 2027 for bargaining units with State employees are as follows:

Unit 1 (Blue Collar Workers). The United Public Workers (“UPW”) and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in April 2021. The agreement provided for no increase in wages in the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for Hawaii Employer-Union Trust Health Benefits Fund (“EUTF”) plans for both fiscal years 2022 and 2023. An amended contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in February 2022 providing for a $1,000 lump sum payment July 1, 2021; and across the board increases of 3.72% October 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. No negotiation meetings have been scheduled at this time.

Unit 2 (Blue Collar Supervisors). The Hawaii Government Employees Association (“HGEA”) and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in April 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; and across the board increases of 3.72% July 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on September 25, 2024. Negotiations are ongoing.

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Unit 3 (White Collar Workers). HGEA and the employer reached a two-year (July 1, 2021 to June 30, 2023) agreement that was ratified in April 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a $1,000 lump sum payment July 1, 2021; and across the board increases of 3.72% October 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on September 25, 2024. Negotiations are ongoing.

Unit 4 (White Collar Supervisors). HGEA and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in May 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (four years – July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; and across the board increases of 3.72% July 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on September 24, 2024. Negotiations are ongoing.

Unit 5 (Teachers). The Hawaii State Teachers Association (“HSTA”) ratified a new four-year agreement (from July 1, 2023 to June 30, 2027) in April 2023. The agreement provides for across the board increases of 2.00% July 1, 2023, 3.00% July 1, 2024 and 3.50% July 1, 2026 and step movements July 1, 2023 and July 1, 2025. The first three steps of the salary schedule are being deleted and replaced with a single step. A $3,000 lump sum payment is being provided for certain eligible teachers on July 1, 2023 and July 1, 2025. The agreement also provides for increases to employer contributions for EUTF plans for both fiscal years 2024 and 2025 and a reopener for the last two years of the contract.

Unit 6 (Educational Officers). HGEA and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in July 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans beginning August 1, 2021. An amended contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; across the board increases of 3.71% July 1, 2022, 4.60% July 1, 2023, and 2.60% July 1, 2024; one step movement January 1, 2024 and January 1, 2025; and 1.40% lump sum payments for employees on the maximum step of the salary schedule January 1, 2024 and January 1, 2025. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on September 24, 2024. Negotiations are ongoing.

Unit 7 (Faculty of the University of Hawaii). University of Hawaii Professional Assembly (“UHPA”) and the employer reached a tentative agreement for a two-year agreement (from July 1, 2025 to June 30, 2027) on October 10, 2024 and UHPA completed ratification on October 17, 2024. The agreement is pending funding by the Legislature. The agreement provides for a 3.50% across-the-board increase beginning July 1, 2025 and a 3.79% across-the-board increase on July 1, 2026. The agreement also provides for a re-opener on employer contributions for EUTF in January 2025.

Unit 8 (University of Hawaii Administrative, Professional and Technical Staff). University of Hawaii administrative, professional and technical staff and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in April 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; and across the board increases of 3.72% July 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on October 4, 2024. Negotiations are ongoing.

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Unit 9 (Registered Professional Nurses). The contract (covering four years, from July 1, 2021 to June 30, 2025) was ratified in January 2022 providing for a 1% lump sum payment July 1, 2021; across the board increases of 3.00% July 1, 2022, 4.10% July 1, 2023, and 3.40% July 1, 2024; and catch-up/continuation of the step movement plan beginning July 1, 2022. The contract also provides for increases in meal allowances, night differential, and a new weekend differential. An agreement was also reached providing increases to employer contributions for EUTF plans beginning February 1, 2022. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on October 4, 2024. Negotiations are ongoing.

Unit 10 (Institutional Health and Correctional Workers). United Public Workers (“UPW”) and the employer reached a two year (July 1, 2021 to June 30, 2023) agreement that was ratified in May 2021. The agreement provides for no increase in wages in the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provides for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (covering four years, from– July 1, 2021 to June 30, 2025) was ratified in March 2022 providing for a $1,000 lump sum payment July 1, 2021; and across the board increases of 3.72% September 1, 2022, 5.00% July 1, 2023, and 5.00% July 1, 2024. The amended contract also provides for restructuring of the salary schedule and elimination of the developmental career (step movement) plan. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. No negotiation meetings have been scheduled at this time.

Unit 11 (Firefighters). An arbitration award (covering four years, from July 1, 2021 to June 30, 2025) was issued in April 2022 providing for across the board increases of 3.00% July 1, 2022, 4.00% July 1, 2023, and 4.00% July 1, 2024; and continuation of the step movement plan. An agreement was also reached providing increases to employer contributions for EUTF plans beginning May 1, 2022. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on July 31, 2024. An initial negotiation meeting was held on September 6, 2024. Impasse was declared by the Hawaiʻi Labor Relations Board on November 8, 2024. A date for the arbitration hearing has not yet been scheduled.

Unit 13 (Professional and Scientific Employees). HGEA and the employer reached a two-year (July 1, 2021 to June 30, 2023) agreement that was ratified in May 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (four years – July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; across the board increases of 2.00% July 1, 2022, 4.00% July 1, 2023, and 3.59% July 1, 2024; and catch-up/continuation of the step movement plan beginning July 1, 2022. The first step is also being deleted from the salary schedule. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on September 25, 2024. Negotiations are ongoing.

Unit 14 (State Law Enforcement Officers). HGEA and the employer reached a two-year (from July 1, 2021 to June 30, 2023) agreement that was ratified in May 2021. The agreement provided for no increase in wages the first year and a re-opener for possible increases beginning July 1, 2022. The agreement also provided for increases to employer contributions for EUTF plans for both fiscal years 2022 and 2023. An amended contract (four years – July 1, 2021 to June 30, 2025) was ratified in April 2022 providing for a 1% lump sum payment July 1, 2021; across the board increases of 3.20% July 1, 2022, 3.44% July 1, 2023, and 2.775% July 1, 2024; and catch-up/continuation of the step movement plan beginning July 1, 2022. The first step is also being deleted from the salary schedule. An agreement on the EUTF re-opener provides for increased Employer EUTF contributions for fiscal years 2024 and 2025. Initial proposals for a successor agreement were exchanged on June 28, 2024. An initial negotiation meeting was held on October 4, 2024. Negotiations are ongoing.

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COVID-19 Class Grievance. A settlement for class grievances relating to hazard pay during the COVID-19 pandemic was reached between the Employer and HGEA for bargaining units 2, 3, 4, 8, 9, 13, and 14 for Executive Branch departments (with the exception of the Department of Education), Hawaii Health Systems Corporation, University of Hawai’i, and the Judiciary. A portion of the payments related to this settlement were paid on October 4, 2024.

An arbitration award has been issued for HGEA bargaining units 2, 3, 4, 9, and 13 for the Department of Education. This award is still in the process of being implemented.

Separate class grievances have been filed by the UPW for bargaining units 1 and 10, the Department of Education, Hawaii Health Systems Corporation, University of Hawai’i and other Executive Branch departments. The class grievances are in various stages of arbitration or pending arbitration, other than for the University of Hawai’i, for which arbitration is complete and pending a decision. A prior UPW grievance with the Judiciary has been settled.

An agreement concerning hazard pay during the COVID-19 pandemic was reached between the public employers and Hawai’i Firefighters Association (Unit 11) on November 8, 2024. The agreement is subject to funding by the Legislature. The State has Unit 11 employees only at the Department of Transportation’s airports, and these employees are paid by the Airports Special Fund.

Although appropriations were provided for some of these costs during the 2024 legislative session, additional amounts will be required and the total cost impact of these class grievances is not known at this time. In addition to the direct costs of these payments, there is going to be a significant impact on pension costs for employees that retired during the grievance period and for several years thereafter.

Collective Bargaining Legislation. In addition, two significant bills related to collective bargaining were passed during the 2024 legislature:

Act 143, SLH 2024 requires the Hawaii Labor Relations Board to adopt rules establishing criteria and procedures for the creation of new bargaining units and requires certain employees or any employer or exclusive representative proposing a new bargaining unit to submit an application to the Board. The measure allows certain employees or any employer or exclusive representative to petition the Board to determine the appropriateness of a new bargaining unit; requires the Board to consider certain criteria in determining the appropriateness of a new bargaining unit and requires the Board to, upon its approval of the application, submit a report to the Legislature, including proposed legislation to create the new bargaining unit, accompanied by a decision and order issued by the Board.

Act 234, SLH 2024, which became effective July 1, 2024 and sunsets after five years by its terms, requires the employer to initiate negotiations on repricing of classes within a bargaining unit within thirty days of its receipt of the exclusive representative’s written request to negotiate. The measure establishes that the employer’s failure to initiate the negotiation within the required time frame and the parties’ failure to reach an agreement within one hundred fifty days of the exclusive representative’s written request to negotiate or by January 31 of a year in which the collective bargaining agreement is due to expire, whichever is earlier, constitutes an impasse. The measure allows repricing to be taken to arbitration under certain conditions.

The estimated potential cost impact of these class grievances is not known at this time.

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State Employees’ Healthcare and Other Insurance Plans

Act 88, SLH 2001, Relating to Public Employee Health Benefits (partially codified as HRS Chapter 87A), established the Hawaii Employer-Union Health Benefits Trust Fund (“Trust Fund”). The Trust Fund provides healthcare and other insurance plans for public employees, retirees and their dependents. The employers participating in the Trust Fund include the State and each of the counties. Public employer contributions to the Trust Fund for the health and other benefit plans of public employees and their dependents are determined under HRS Chapter 89C, or by way of applicable public sector collective bargaining agreements. Except for reimbursement of medical insurance coverage under Medicare, public employer contributions to fund the healthcare and other insurance plans of retirees are not to exceed certain monthly contribution levels specified in HRS Chapter 87A.

Act 245, SLH 2005 (partially codified as HRS Chapter 87D), temporarily authorized employee organizations to establish voluntary employees beneficiary association (“VEBA”) trusts to provide healthcare and other insurance plans to state and county employees in their bargaining units outside of the Trust Fund. Each VEBA trust was to provide healthcare and other insurance plans to the State and county employees who retired after establishment of the VEBA trust (“future retirees”) and was to give State and county employees who were members of applicable bargaining units and who retired before establishment of the VEBA trust (“existing retirees”) a one-time option to transfer from the Trust Fund to the VEBA trust. The State and county employers’ monthly contributions to each VEBA trust for active employees and future retirees were to be established by collective bargaining. Monthly contributions to each VEBA trust for existing retirees were to be equal to the contributions paid on behalf of similarly situated retirees under the Trust Fund. The stated purpose of Act 245 was to allow the temporary establishment of a VEBA trust pilot program so as to enable a thorough analysis of the costs and benefits of VEBA trusts against the Trust Fund to determine what actual savings could be realized by the State through the VEBA trust mechanism. The Hawaii State Teachers Association (“HSTA”) implemented a VEBA trust for its active employees on March 1, 2006 and for retirees on January 1, 2007. Act 245 was amended by Act 294, SLH 2007 to extend the repeal date to July 1, 2009 for any VEBA implemented in March 2006. Act 5, First Special Session 2008, amended Act 245, SLH 2005, to extend the sunset date to July 1, 2010. Act 106, SLH 2010, amended Act 245, SLH 2005, to provide a final extension of the sunset date to December 31, 2010, to allow for a smoother transition from the HSTA VEBA trust to the Trust Fund. In September 2010, two participants in the HSTA VEBA trust and the trustees of the HSTA VEBA trust (“plaintiffs”) filed a purported class action lawsuit seeking, in part, to enjoin the transition from the HSTA VEBA trust to the Trust Fund. See Gail Kono, et al. v. Neil Abercrombie, et al, Civil No. 10 1 1966 09, First Circuit Court, State of Hawaii. On December 7, 2010, the First Circuit Court (“circuit court”) denied the plaintiffs’ motion for a temporary injunction to enjoin the transition of active employees and retirees from the HSTA VEBA trust to the Trust Fund. However, the circuit court ruled that the Trust Fund was required to provide the active employees and retirees who transitioned from the HSTA VEBA trust to the Trust Fund with the same standard of healthcare and other insurance coverage that they had in their HSTA VEBA trust healthcare and other insurance plans. The circuit court also ruled that approximately $3.96 million in surplus funds that the HSTA VEBA trust returned to the State’s General Fund should be paid by the State to the Trust Fund and used to ensure that active employees and retirees who transitioned from the HSTA VEBA trust to the Trust Fund can maintain their same standard of healthcare and other insurance coverage as ordered by the circuit court. Based on these rulings, the active employees and retirees in the HSTA VEBA trust were transitioned to the Trust Fund, effective January 1, 2011. A final judgment was entered on the circuit court’s rulings and both the State and plaintiffs filed appeals. On April 24, 2013, the Intermediate Court of Appeals (the “ICA”) issued a memorandum opinion vacating the final judgment and several related orders. The ICA said the circuit court lacked authority to render the final judgment in the absence of an appropriate pending motion from either party. When the final judgment was entered, the ICA said there was no pending dispositive motion on which the circuit court could terminate the litigation. The ICA remanded the case to the circuit court for further proceedings. The ICA left standing the order that requires the Trust Fund to provide active employees and retirees who transitioned from the HSTA VEBA trust to the Trust Fund with the healthcare and other insurance coverage that they had in their former HSTA VEBA trust healthcare and other insurance plans and that required the State to pay the surplus funds returned by the HSTA VEBA trust to the Trust Fund. The State intends to continue to vigorously defend against Plaintiffs’ claim in this lawsuit. The outcome of this lawsuit cannot be determined and no amount has been recorded in the financial statements as of or for the years ended June 30, 2013 through 2024.

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Other Post-Employment Benefits

The Governmental Accounting Standards Board (“GASB”) has issued Statements No. 43 (“GASB 43”), Financial Reporting for Post-Employment Benefit Plans Other Than Pension Plans (i.e., “OPEBs”), and No. 45 (“GASB 45”), Accounting and Financial Reporting by Employers for Post-Employment Benefits Other Than Pensions. GASB 43 was implemented by the Trust Fund for fiscal year ending June 30, 2007 and GASB 45 was implemented by the employers for fiscal year ending June 30, 2008 and for the County of Kauai for fiscal year ending June 30, 2009. The GASB has also issued Statement No. 74 (“GASB 74”), Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans and Statement No. 75 (“GASB 75”), Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions that are effective for fiscal years beginning July 1, 2016 and 2017, respectively. GASB 74 replaces GASB 43 and GASB Statement No. 57 OPEB Measurements by Agent Employers and Agent Multiple-Employer Plans (“GASB 57”), and GASB 75 replaces GASB 45 and GASB 57. The Trust Fund implemented GASB 74 and the State implemented GASB 75 for fiscal years beginning July 1, 2016 and July 1, 2017, respectively.

In 2013, the State enacted measures to significantly reduce the State’s unfunded actuarial accrued liability for unfunded Other Post-Employment Benefits (“OPEB”). As described below, the State is taking measures to prefund OPEB liabilities.

On July 9, 2012, Act 304, SLH 2012 was signed into law and provided for the establishment of “a separate trust fund for the purpose of receiving employer contributions that will prefund other post-employment health and other benefit plan costs for retirees and their beneficiaries.” Effective June 30, 2013, the Board approved the Plan and Trust Agreement for Hawaii Employer-Union Health Benefits Trust Fund for Other Post-Employment Benefits (“OPEB Trust”) establishing an irrevocable trust whose assets are legally protected from creditors and can only be used for the benefit of participants’ OPEB. The OPEB Trust is set up as an agent multiple- employer plan. Funds are pooled together but employer contributions; related investment income, investment expenses and gains/losses; and distributions are recorded separately by employer.

A funding policy mechanism was introduced in the July 1, 2021 valuation to manage contribution volatility for employers other than the Honolulu Authority for Rapid Transportation. The combination of the level percentage of payroll unfunded actuarial accrued liability (“UAAL”) amortization methodology (assumed to grow at 2.5% annually) and the entry-age normal actuarial cost method (which should grow about 3.5% to 4.25% annually) produce a combined Annual Required Contribution (“ARC”) that is expected to increase by approximately 3.00% per year. A smoothing corridor is expected to help stabilize the State’s ARC payments and reach full funding sooner, under current projections. The corridor will target this 3.00% and limit the dollar amount of the ARC so that it is within 2.00% of the prior year’s ARC increased by the 3.00%. Another way to describe the corridor is to say that it limits the dollar amount of the ARC to between 101% and 105% of the prior year’s ARC.

To illustrate, the State’s actuary, Gabriel, Roeder, Smith and Company, indicated that in fiscal year 2026, the ARC without the smoothing corridor is expected to be $767.6 million, while the ARC with the smoothing corridor is expected to be $838.5 million. With the smoothing corridor, ARC payments are projected to result in approximately $364 million more in payments from fiscal years 2027 through 2034, but approximately $777 million less from fiscal years 2035 through 2044 (and lower overall payments of $413 million).

It should also be noted that the corridor is adjusted downward when employers contribute more than the ARC. This adjustment makes it so that employers can still lower their future ARCs by contributing more than the minimum required.

In 2023, the State enacted measures to reduce the retiree healthcare benefit, Acts 040 and 041, SLH 2023, by eliminating the State and county reimbursement of spousal and income-related monthly adjustment amounts, respectively, of Medicare Part B premiums for retirees hired on or after July 1, 2023. These Acts are projected to reduce the State’s future ARC payments by $1.5 billion over a 30-year period.

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The State has received the Trust Fund’s July 1, 2023 Actuarial Valuation Report (the “Trust Fund Report”) and the GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions report (the “GASB 75 Report”) prepared for fiscal year ending June 30, 2023 of the Trust Fund’s OPEB liabilities. The Trust Fund and the GASB 75 Reports were prepared by Gabriel, Roeder, Smith & Company. The Trust Fund Report quantifies the Actuarial Accrued Liabilities (“AAL”) of the respective employers under GASB 75 and develops the ARC. The GASB 75 Report complements the Trust Fund Report and the calculation of the OPEB Trust liability for this report is not applicable for funding purposes of the OPEB Trust.

The Trust Fund Report provides, based on stated actuarial assumptions, the ARC using a discount rate of 7%. The Trust Fund Report states that the State’s UAAL as of July 1, 2023 is $6.9 billion. The State’s corresponding ARC for the fiscal years ending June 30, 2026 and 2027 are $838.5 million and $846.8 million, respectively, of which it is estimated that 77.5% is an expense of the General Fund and 22.5% is to be paid from non-general funds of the State (based on fiscal year 2024). The Trust Fund Report estimates the “pay-as-you-go” funding amounts for fiscal years ending June 30, 2025 and 2026 are $519.2 million and $555.4 million, respectively.

In the past, the State funded its OPEB costs on a “pay-as-you-go” basis; however, the State began the process of pre-funding its OPEB costs (i.e., normal cost) and paying down the UAAL over closed 30-year periods with contributions in the amount of $100 million for fiscal year ending June 30, 2014. The State has met or in some years exceeded its OPEB contribution requirements under Act 268, SLH 2013 (“Act 268”). The State’s share of the actuarial value of assets and funded ratio based on the July 1, 2024 actuarial valuation was $7.9 billion and 52.1%, respectively. Investment returns net of fees on OPEB assets during fiscal year 2023 was 4.32% and during fiscal year 2024 was 8.87%, versus the assumed 7%. The market value of the State’s OPEB assets as of June 30, 2024 amounted to $5.1 billion. The State has contributed $325 million more than required by Act 268 since 2015.

On July 17, 2020, the Governor issued a Tenth Proclamation Related to the COVID-19 Emergency, which suspended the provisions of Act 268 (HRS Chapter 87A-42(b)-(f)) that require employer contribution of the ARC for the fiscal year ending June 30, 2021. The 2021 Legislature subsequently enacted Act 229, SLH 2021, which extends such suspension for the fiscal years ending June 30, 2022 and 2023. As a result, for the fiscal years ending June 30, 2021, 2022 and 2023, the State and counties were only required to contribute their share of the monthly “pay-as-you-go” health benefit premiums and claims expenses (“pay-as-you-go” premiums). The State, however, made its full ARC payment for the fiscal year ending June 30, 2021, and also made an additional OPEB prefunding payment of $390 million on July 15, 2021. Such $390 million payment is a contribution for the fiscal year ending June 30, 2021, but has a similar effect to funding $390 million of the OPEB prefunding amount of the ARC for the fiscal year ending June 30, 2022 in advance. In addition to the $390 million additional OPEB prefunding payment credited for fiscal year 2021, the State contributed $112.1 million of the $440.8 million OPEB prefunding amount of the fiscal year 2022 ARC. The $112.1 million contribution plus the $390 million additional payment in fiscal year 2021 has a similar effect to funding $502.1 million, or $61.3 million more than the fiscal year 2022 OPEB prefunding requirement. The State paid the full ARC amount (benefit payment and prefunding payment) for the fiscal year ending June 30, 2024.

Act 268 provides that if the State public employer contributions into the fund are less than the ARC commencing in fiscal year 2019, general excise tax revenues will be used to supplement State public employer contribution amounts.

Act 93, SLH 2017, requires the EUTF board of trustees to conduct an annual actuarial valuation of the Trust Fund. Previous practice was to have an actuarial valuation every two years. Act 93 also requires the board to update all assumptions specific to the Trust Fund used in the valuation at least once every three years.

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State Employees’ Retirement System

All eligible employees of the State, including employees of the Department, are covered under the Employees’ Retirement System of the State (the “System” or “ERS”), a cost-sharing, multiple employer defined benefit pension plan that provides retirement, disability and death benefits funded by employee contributions and by employer contributions. As is further described below, employer contributions are set by state statute as a percentage of the covered payroll. The information contained in this section is primarily derived from information produced by the System, its independent accountant and its actuary.

Much of the disclosure set forth in this section is based on the Report to the Board of Trustees on the 98th Annual Actuarial Valuation for the Year Ended June 30, 2024, issued on January 14, 2025 (the “2024 Valuation Report”), which is the most recent valuation report of the System.

The information presented in the 2024 Valuation Report was based on actuarial assumptions adopted by the System’s Board of Trustees in January 2025 effective with the June 30, 2024 valuation. This is the twelfth valuation with new members under the new tier of benefits and member contribution rates. However, the liability for this group of employees represents just a small fraction of the total liabilities of the system. In addition to the new tier of benefits, employer contribution rates were recently increased. Fiscal year 2021 represented the final year of a four year phase-in of increases in the employer contribution rates. Included in the 2024 Valuation Report are projections showing the long-term impact of both the increased employer contributions and the change in benefits for employees first hired after June 30, 2012. In June 2012, the Governmental Accounting Standards Board (“GASB”) voted to approve two new statements relating to the accounting and financial reporting for public employee pension plans by state and local governments. Statement No. 67, Financial Reporting for Pension Plans (“GASB 67”), was effective for reporting periods beginning after June 15, 2013. GASB 67 requires enhanced pension disclosures in notes and required supplementary information for financial reports of pension plans. Statement No. 68, Accounting and Financial Reporting for Pensions (“GASB 68”), was effective for fiscal years beginning after June 15, 2014. GASB 68 requires governments providing defined benefit pension plans to recognize pension obligations as balance sheet liabilities (as opposed to footnote disclosures), require more immediate recognition of certain changes in liabilities, require use of the entry age normal actuarial cost method (currently employed by the System) for reporting purposes, and limit the smoothing of differences between actual and expected investment returns on pension assets. In certain cases, a lower discount rate is required for valuing pension liabilities. In addition, employers participating in cost-sharing, multiple employer defined benefit plans are required to report their proportionate shares of the collective net pension liability and expense for such plans.

The State implemented GASB 68 beginning with the fiscal year ending June 30, 2015. Like most public employers, the State reflected pension liabilities directly on its Statement of Net Position, which resulted in a reduction in the State’s reported net position. As allowed under GASB 68 the State is reporting its GASB 68 disclosure items one year in arrears (information measured as of June 30, 2023 is reported as of June 30, 2024). The amount of the ERS net pension liability (measured as of June 30, 2023, the most recent information available) allocated to the State (not including the University of Hawaii) is approximately $7.9 billion, or approximately 57.43% of the $13.80 billion net pension liability for all participating employers.

General Information

The System began operation on January 1, 1926. The System is a cost sharing, multiple employer defined benefit pension plan. The actuarial information presented herein is provided for all employers of the System in total. The System’s plan year runs from July 1 of each year through the following June 30. The System covers all regular employees of the State and each of its counties, including judges and elected officials. As it is a cost sharing plan, the System does not allocate its liabilities among participating employers. However, based on the new GASB 68 financial reporting requirements for employers, the State’s share of the System, based on employer contributions, is approximately 68% (including the University of Hawaii), with the remaining 32% share as the responsibility of the four counties. Although the State’s employer contributions are recorded as expenses of the General Fund, approximately 22% are reimbursed from various non general funds of the State.

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The statutory provisions of HRS Chapter 88 govern the operation of the System. Responsibility for the general administration of the System is vested in a Board of Trustees, with certain areas of administrative control being vested in the Department of Budget and Finance. The Board of Trustees consists of eight members: the Director of Finance of the State, ex officio; four members of the System (two general employees, one teacher, and one retiree) who are elected by the members and retirees of the System; and three citizens of the State (one of whom shall be an officer of a bank authorized to do business in the State, or a person of similar experience) who are appointed by the Governor and may not be employees of the State or any county. All contributions, benefits and eligibility requirements are established by statute, under HRS Chapter 88, and may only be amended by legislative action.

Prior to 1984, the System consisted of only a contributory plan (i.e., both the employer and the employee contribute to funding retirement benefits). Legislation enacted in 1984 created a noncontributory retirement plan for certain members of the System who are also covered under Social Security. The noncontributory plan (under which employees do not contribute to funding retirement benefits) provides for reduced benefits and covers most employees hired after June 30, 1984 and employees hired before that date who elected to join the plan. Police officers, firefighters, other enforcement officials, certain elected and appointed officials and other employees not covered by Social Security are excluded from the noncontributory plan. The minimum service required for retirement eligibility is five years of credited service under the contributory plan and ten years of credited service under the noncontributory plan. Both the contributory and noncontributory plans provide a monthly retirement allowance based on the employee’s age, years of credited service, and average final compensation (the “AFC”). The AFC is the average salary earned during the five highest paid years of service, including the vacation payment, if the employee became a member prior to January 1, 1971 or the three highest paid years of service, excluding the vacation payment (whichever is higher). The AFC for members hired after that date is based on the three highest paid years of service, excluding the vacation payment.

On July 1, 2006, a new defined benefit contributory plan (the “Hybrid Plan”) was established pursuant to Act 179, SLH 2004. Members in the Hybrid Plan are eligible for retirement with full benefits at age 62 with 5 years of credited service or age 55 and 30 years of credited service. Members receive a benefit multiplier of 2% for each year of credited service in the Hybrid Plan. Most new employees hired from July 1, 2006 are required to join the Hybrid Plan.

In December 2010, the System’s actuary completed an Actuarial Experience Study for the five-year period ended June 30, 2010 (the “2010 Experience Study”). In fiscal year 2011, based in part on the results of the 2010 Experience Study, the Legislature acted to limit the growth of the State’s pension liabilities by passing Act 163, SLH 2011. This Act, effective July 1, 2012, enacted certain changes to the funding of the System and the benefit structure for new members in all plans. Funding changes included increasing the statutorily required employer contribution rates. Benefit changes for new members included increasing the age and service requirements for retirement eligibility, reducing the retirement benefit multiplier and reducing the interest rate credited to employee contributions to 2%. The change in the interest rate credited to employee contributions to 2% is for new members in the Hybrid Plan and Contributory Plan hired on or after July 1, 2011. All other benefit changes are effective for new members hired on or after July 1, 2012.

In fiscal year 2011, the Legislature acted to improve and protect the System’s funded status by placing a moratorium on the enhancement of benefits. Act 29, SLH 2011, provides that there shall be no benefit enhancement for any group of members until the actuarial value of the System’s assets is 100% of the System’s actuarial accrued liability.

Act 163, SLH 2011, also reduced the System’s investment yield rate assumption for fiscal year 2011 from 8% to 7.75% and gave authority to the Board of Trustees to adopt all assumptions to be used for actuarial valuations of the System, including the assumed investment yield rate for subsequent fiscal years. Effective June 30, 2012 and July 1, 2012, the Legislature enacted Acts 152 and 153, SLH 2012, respectively, to define compensation for retirement purposes as normal periodic payments excluding overtime, supplemental payments, bonuses and other differentials, and to assess employers annually for all retiree pension costs attributable to non-base pay during the last years of retirement.

A subsequent five-year actuarial experience study was completed on July 5, 2016, for the five-year period which ended on June 30, 2015 (the “2015 Experience Study”). To better reflect the recent actual experience of the System, in December 2016 the Board of Trustees adopted the assumption recommendations set forth in the 2015 Experience Study. The Board also adjusted the investment yield rate assumption to 7.00%.

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On August 12, 2019, the System’s actuary completed an Actuarial Experience Study for the three-year period ended June 30, 2018 (the “2018 Experience Study”). Based on the then current capital market assumptions from ERS’s investment consultant and the System’s target allocation, the actuaries verified that the 7.00% investment return was close to the median expected geometric return and there were no recommended changes to the investment return assumption.

The System’s actuary completed an Actuarial Experience Study for the three-year period ended June 30, 2021 (the “2021 Experience Study” dated June 14, 2022). Based on the current capital market assumptions from ERS’s investment consultant and the System’s target allocation, the actuaries verified that the 7.00% investment return continues to be appropriate for the System and there were no recommended changes to the investment return assumption. This recommendation was adopted by the Board on July 11, 2022.

The demographic data for each annual June 30 valuation is collected as of the March 31st preceding the valuation date. As of March 31, 2023, the contributory plan covered 5,264 active employees (which includes police and fire) or 7.5% of all active members of the System, the noncontributory plan covered approximately 8,700 active employees or 13.5%, and the Hybrid Plan covered 50,279 active members or 78.3%. The Hybrid Plan membership will continue to increase in the future as most new employees hired from July 1, 2006 will be required to join this plan.

As of March 31, 2023, the System’s membership comprised approximately 64,243 active employees, 8,997 inactive vested members and 54,973 pensioners and beneficiaries.

Funded Status

Net Pension Liability. Since the adoption of GASB 67 in fiscal year 2014 by ERS and GASB 68 in fiscal year 2015 by all of its participating employers, including the State, the System’s actuary has prepared separate annual actuarial valuation reports, one of which provides information for funding purposes and one of which provides the disclosures required by GASB 67 and 68 that are incorporated into the financial statements of ERS and its participating employers (the “GASB 67/68 Report”). The most recent GASB 67/68 Report was delivered in May 2024 and presents as of June 30, 2024 the required information measured as of June 30, 2023 as permitted by GASB 68. As reported therein, the total pension liability of the System was $36,224,617,253, and the System’s fiduciary net position (representing the value of the assets of the System) was $22,425,384,975 resulting in a net pension liability of the System of $13,799,232,278. Of such liability, the State’s proportionate share was approximately $7,905,106,627 (not including approximately $1,613,837,822 allocated to the University of Hawaii), representing approximately 57% of the total System net pension liability. The State estimates that the General Fund portion of the State’s share is 78%, or approximately $6,165,983,000.

Under GASB 67, projected benefit payments by the System are required to be discounted to their actuarial present values using a single discount rate that reflects a long-term expected rate of return on System investments. Such expected rate of return, and consequently the single discount rate, is set at 7.00%. GASB 68 further requires disclosure of the sensitivity of the net pension liability to changes in the assumed single discount rate by presenting the changes to the net pension liability associated with a 1% decrease and a 1% increase in the single discount rate. Applying a 6.00% discount rate, the $13,799,232,278 net pension liability would increase to $18,551,927,406, and applying an 8.00% discount rate, it would decrease to $9,863,182,556.

Unfunded Actuarial Accrued Liability. In addition to the annual GASB 67/68 Report, the actuary provides its annual valuation report based on the provisions of Chapter 88 of the Hawaii Revised Statutes, as amended, and the actuarial assumptions adopted by the ERS Board of Trustees. This report determines whether current employer contribution rates are adequate to ensure that the UAAL can be funded over a period not exceeding 30 years, describes the financial condition of ERS and analyzes changes in ERS’s condition. The most recent such report is the 2023 Valuation Report, presenting the actuarial condition of the ERS as of June 30, 2023.

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The valuation report as of June 30, 2016 (the “2016 Valuation Report”) reported that the System’s funded status had decreased compared to the prior year, which decrease was primarily attributable to the new actuarial assumptions adopted by the Board in December 2016, and, to a lesser degree, to investment and liability experience losses, resulting in a UAAL as of June 30, 2016 of $12.441 billion. Based on the then-current statutory contribution rates of 25.0% for police and fire employees and 17.0% for all other employees, and the new benefit tier for employees hired after June 30, 2012, the actuary determined in the 2016 Valuation Report that the remaining amortization period was 66 years. Because this period was not within 30 years (the maximum period specified by HRS Section 88¬122(e)(1)), the financing objectives of the System were not being realized. Section 88-122(e)(1) of the Hawaii Revised Statutes provides that the employer contribution rates are subject to adjustment when the funding period is in excess of 30 years.

To bring the System’s funding period to within 30 years as required by HRS Section 88-122(e)(1), the Legislature adopted Act 17, SLH 2017 during the 2017 regular legislative session. Act 17 contained significant increases to employer contribution rates over a four-year period. The 2023 Valuation Report reported that the UAAL increased to $13.710 billion as of June 30, 2023, compared to $13.505 billion as of June 30, 2022. The System’s investment returns in fiscal year 2023 were less than the 7.0% assumption. Because of the recognition of prior years’ deferred investment gains, the funded ratio increased to 62.2% in 2023 when compared to the prior year at 61.2% based on smoothed assets. Based on the assumptions used in preparing the 2023 Valuation Report and the future contribution rates established by the Legislature effective July 1, 2017 in Act 17, SLH 2017, the actuary determined that, as of the 2023 Valuation Report, the remaining amortization period was 23 years (down from 24 years as of the 2022 valuation report). Thus, the current contribution rates are sufficient to eliminate the UAAL over a period of 30 years or less as mandated by HRS Section 88-122(e)(1).

During the 2024 State legislative session, Act 192, SLH 2024 was enacted, amending the maximum funding period to amortize the total UAAL to start at 25 years as determined by the actuarial valuation as of June 30, 2024, and lower by one year annually until reaching 20 years by the actuarial valuation as of June 30, 2029 and thereafter, to reduce the maximum projected funding period limit from 30 years to 20 years.

Funding Policy

Prior to fiscal year 2006, the System was funded on an actuarial reserve basis. Actuarial valuations were prepared annually by the consulting actuary to the Board of Trustees to determine the employer contribution requirement. In earlier years, the total actuarially determined employer contribution was reduced by some or all of the investment earnings in excess of the investment yield rate applied in actuarial valuations to determine the net employer appropriations to be made to the System. Act 327, SLH 1997, amended Section 88-107, HRS, so that, beginning with the June 30, 1997 valuation, the System retains all of its excess earnings for the purpose of reducing the UAAL. However, Act 100, SLH 1999, reinstated the excess earnings credit for the June 30, 1997 and June 30, 1998 valuations. For those two valuations, the investment earnings in excess of a 10% actuarial return were to be applied as a reduction to the employer contributions. In accordance with the statutory funding provisions (Section 88-122, HRS, as amended by Act 147, SLH 2001), the total actuarially determined employer contribution to the Pension Accumulation Fund was comprised of the normal cost plus the level annual payment required to amortize the unfunded actuarial accrued liability over a period of 29 years from July 1, 2000. The contribution requirement was determined in the aggregate for all employers in the System and then allocated to individual employers based on the payroll distribution of covered employees as of the March preceding the valuation date. The actuarially determined employer contribution derived from a valuation was paid during the third fiscal year following the valuation date, e.g., the contribution requirement derived from the June 30, 1998 valuation was paid into the System during the fiscal year ended June 30, 2001. The actuarial cost method used to calculate employer contributions was changed in 1997 by Act 327 from the frozen initial liability actuarial cost method to the entry age normal actuarial cost method effective with the June 30, 1995 actuarial valuation. Employer contributions were determined separately for two groups of covered employees: (a) police officers, firefighters, and corrections officers; and (b) all other employees who are members of the System.

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Act 181, SLH 2004, established fixed employer contribution rates as a percentage of compensation (15.75% for their police officers and firefighters and 13.75% for other employees) effective July 1, 2005. Pursuant to Act 256, SLH 2007, employer contributions beginning July 1, 2008 increased to 19.70% for police officers and firefighters and 15.00% for all other employees. As of June 30, 2010, the System’s actuary determined that the remaining period required to amortize the UAAL was 41.3 years, which was greater than the maximum of 30 years specified by HRS Section 88-122(e)(1). As a result, and pursuant to the recommendations of the 2010 Experience Study, the Board of Trustees requested an increase in the statutory employer contribution rates to bring the funding period down to 30 years. In response, the Legislature enacted Act 163, SLH 2011, pursuant to which, effective July 1, 2012, employer contribution requirements were gradually increased. To bring the funding period of the System within 30 years, Act 17, SLH 2017, which became effective on July 1, 2017.

The Legislature also included $34.6 million in fiscal year 2017-2018 and $70.7 million in fiscal year 2018-2019 in the Executive Budget Bill (Act 49, SLH 2017), which was approved by the Legislature on May 2, 2017 to fund the contribution increases required by Act 17, SLH 2017.

Under the contributory plan, police officers, firefighters, and corrections officers are required to contribute 12.2% of their salary to the plan and most other covered employees are required to contribute 7.8% of their salary. Under the Hybrid Plan, covered employees are generally required to contribute 6.0% of their salary to the plan, with sewer workers in specified classifications, water safety officers and emergency medical technicians required to contribute 9.75% of their salary. Effective July 1, 2012, contribution rates for newly hired employees covered under the contributory and Hybrid Plan increased by 2% pursuant to Act 163, SLH 2011, such that the corresponding contribution rates for new employees as discussed in this paragraph will be 14.2%, 9.8%, 8.0% and 11.75%, respectively. Employees covered under the noncontributory plan do not make contributions.

Actuarial Methods. The System’s actuary uses the entry age normal cost method. The most recent valuation was performed for the fiscal year ended June 30, 2023.

Since the State statutes governing the System establish the current employee and employer contribution rates, the actuarial valuation determines the number of years required to amortize (or fund) the UAAL. For the June 30, 2023 valuation, this determination was made using an open group projection due to the effects of the new lower tier of benefits adopted effective July 1, 2012 and the increased employer contribution rates mandated by Act 17, SLH 2017.

Because of this amortization procedure, any change in the unfunded actuarial accrued liability due to (a) actuarial gains and losses, (b) changes in actuarial assumptions, or (c) amendments, affects the funding period.

On an aggregate basis with respect to the contributory, the Hybrid, and the noncontributory plans, the total normal cost for benefits provided by the System for the fiscal year beginning July 1, 2023 was 14.57% of payroll, which was 18.03% of payroll less than the total contributions required by law (25.89% from employers plus 6.71% in the aggregate from employees). Since only 7.86% of the employers’ 25.89% contribution is required to meet the normal cost (6.71% comes from the employee contribution), it is intended that the remaining 18.03% of payroll will be used to amortize any unfunded actuarial accrued liabilities over a period of years in the future, assuming that pay for new General Employees and Teachers increases by 3.00% per year and that pay for new Police and Fire Employees increases at 3.50% per year. Due to the changes enacted in 2011 (new benefits and contribution rates for members hired after June 30, 2012) and in 2017 (increases in the employer contribution rates), the percentage of payroll available to amortize the unfunded actuarial liabilities is expected to increase each year for the foreseeable future.

Actuarial Valuation. The actuarial value of assets is equal to the market value, adjusted for a four-year phase-in of actual investment return in excess of or below expected investment return. The actual return is calculated net of investment and administrative expenses, and the expected investment return is equal to the assumed investment return rate multiplied by the prior year’s market value of assets, adjusted for contributions, benefits paid, and refunds. The actuarial value of assets is based on a four-year smoothed valuation that recognizes the excess or shortfall of investment income over or under the actuarial investment yield rate assumption. The actuarial asset valuation method is intended to smooth out year to year fluctuations in the market return. The excess or shortfall in the actual return during the year, compared to the investment yield rate assumption, is spread over this valuation and the next three valuations.

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The System’s actuary uses certain assumptions (including rates of salary increase, probabilities of retirement, termination, death and disability, and an investment yield rate assumption) to determine the amount that an employer must contribute in a given year to provide sufficient funds to the System to pay benefits when due. Prior to fiscal year 2012, HRS Section 88-122(b) provided for the Board of Trustees to adopt the assumptions to be used by the System, except the investment yield rate, which was set by the Legislature. Act 163, SLH 2011, set the investment yield rate at 7.75% for fiscal year 2011 but also amended HRS Section 88-122(b) to allow the Board of Trustees to establish, for subsequent fiscal years, all assumptions to be used by the System, including the investment yield rate assumption. The Board of Trustees periodically evaluates and revises the assumptions used by the System for actuarial valuations, including by commissioning experience studies to evaluate the actuarial assumptions to be used by the System. The current assumptions were adopted by the System’s Board of Trustees based on the recommendations of the System’s actuary in the most recent experience study, the 2021 Experience Study. These assumptions, funding changes and benefit structure are reflected in the 2022 Valuation Report.

Act 85, SLH 2017, requires the Employees’ Retirement System to conduct an annual stress test of the System and to report the results of the test to the Legislature annually. The test is to project the effect of certain unfavorable scenarios on the System’s assets, liabilities, funded ratio and other specified benchmarks. The ERS’ annual stress test shows that ERS can withstand a -20% return in one year followed by 20 years with annual 5% returns (2 percentage points below the assumed rate) before returning to 7%, and will require only moderate rate increases to ensure that the funding period never extends beyond 30 years in any future annual valuation. Act 93, SLH 2017, requires the ERS Board of Trustees to conduct an actuarial experience study of assumptions used in the actuarial valuation of the system at least once every three years. Previous statutes required an experience study once every five years.

ERS marked a 2.35% gain in fiscal year 2023, and closed at a net asset value of $22.2 billion, generating nearly half a billion in capital appreciation for the fund. When measuring success in implementation, the ERS continues to keep pace with long-term strategic goals. First, absolute returns outpaced the ERS required rate of return (7%) over all long-term horizons of 3-years or longer. These results are expected to continue to bolster a healthy and consistent progression toward long-term sustainability. Second, when comparing results to broad market benchmarks, the portfolio continues to outperform over the long-term horizons of three years or longer. Finally, when measuring results compared to national peers absolute returns continue to rank above median for the longer-term horizons of 3-years or longer.

The State anticipates that as the percentage of employees hired on and after July 1, 2012 increases, and increases in the employer contribution rates required by Act 17, SLH 2017 impact the System, the State will be able to fully amortize the UAAL over a period of 30 years or less. In fiscal year 2023, the number of employees entitled to post-2012 retirement benefits exceed the number of employees entitled to pre-2012 retirement benefits for the first time. The combination of the higher contribution policies and new benefit structure for future employees should enable the System to absorb the prior adverse experience and the revised actuarial assumptions over the 30-year term. The 2023 Valuation Report found that the UAAL will be fully amortized over a 23-year period. The 2023 Valuation Report found that the UAAL will be fully amortized over a 24-year period.

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GENERAL ECONOMIC INFORMATION

The following material pertaining to economic factors in the State has been excerpted from the Hawaii State Department of Business, Economic Development and Tourism (“DBEDT”) Second Quarter 2025 Quarterly Statistical and Economic Report (“QSER”). Unless otherwise stated, the following information is historical. Unless otherwise specifically stated, all references to years and quarters in the following information are for calendar years and calendar quarters, respectively.

State of the Economy – 2nd Quarter 2025

Hawai’i’s major economic indicators were mixed in the first quarter of 2025. The civilian labor force, wage and salary jobs, visitor arrivals, and private building permit authorizations increased. However, State general fund tax revenues and government contracts awarded decreased.

In the first quarter of 2025, the total number of visitors arriving by air to Hawai’i increased 38,676 or 1.6 percent and the daily visitor census increased 4,809 or 2.0 percent.

In the first quarter of 2025, the construction sector added 700 jobs or 1.8 percent compared with the same quarter of 2024, while the permit value for private construction increased $401.4 million or 39.9 percent. Government contracts awarded decreased $22.1 million or 5.9 percent, compared with the same quarter of 2024. According to the most recent excise tax base data available, the contracting tax base increased $381.4 million or 12.4 percent in the fourth quarter of 2024, compared with the same quarter of the previous year. For 2024 the contracting tax base increased $2,112.0 million or 17.8 percent compared with the previous year.

In the first quarter of 2025, State general fund tax revenues decreased $105.5 million or 4.7 percent over the same period of 2024. The state general excise tax revenue increased $51.6 million or 4.4 percent, the transient accommodations tax (TAT) increased $1.9 million or 0.8 percent, the net corporate income tax revenues decreased $105.4 million, and the net individual income tax revenues decreased $70.3 million or 10.8 percent. In 2024, State general fund tax revenues increased $620.9 million or 6.5 percent compared to the previous year.

Labor market conditions improved. In the first quarter of 2025, the civilian labor force averaged 690,050 people, an increase of 11,400 or 1.7 percent over the same period of 2024. The unemployment rate (not seasonally adjusted) was 2.6 percent, 0.2 of a percentage point lower than the first quarter of 2024. Hawai’i’s nonagricultural wage and salary jobs averaged 647,800 jobs, an increase of 11,600 jobs or 1.8 percent from the same quarter of 2024.

The job increase in the first quarter of 2025 was due to job increases in both the private and government sectors. In this quarter, the private sector added about 8,700 non-agricultural jobs compared to the first quarter of 2024. The majority of private sector industries added jobs in the quarter. The number of jobs increased the most in Health Care & Social Assistance, which added 2,100 jobs or 2.8 percent, followed by Food Services & Drinking Places, which added 1,500 jobs or 2.3 percent, Other Services, which gained 1,200 jobs or 4.5 percent, and Arts, Entertainment, and Recreation, which added 1,000 jobs or 7.6 percent. The Government sector added 2,900 jobs or 2.3 percent in the first quarter of 2025 compared to the same quarter of 2024. The Federal Government lost 400 jobs or 1.1 percent, the State Government added 2,800 jobs or 3.9 percent, and the Local Government added 500 jobs or 2.7 percent, compared to the first quarter of 2024.

In the fourth quarter of 2024, total annualized nominal GDP increased $5,355 million or 4.8 percent, from the same quarter of 2023. In 2024, total annualized nominal GDP increased $5,362 million or 4.9 percent from the previous year. In the fourth quarter of 2024, total annualized real GDP (in chained 2017 dollars) increased $1,648 million or 1.8 percent from the same quarter of 2023. In 2024, total annualized real GDP increased $1,666 million or 1.9 percent from the previous year.

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In the fourth quarter of 2024, total non-farm private sector annualized earnings increased $2,098.1 million or 4.3 percent from the same quarter of 2023. In dollar terms, the largest increase occurred in Construction; followed by Accommodation and Food Services, and Health Care and Social Assistance. During the fourth quarter of 2024, total government earnings increased $1,912.9 million or 10.2 percent from the same quarter of 2023. Earnings from the federal government increased $592.5 million. Earnings from the state and local governments increased $1,320.4 million in the quarter.

In the second half of 2024, Honolulu’s Consumer Price Index for Urban Consumers (CPI-U) increased 4.0 percent from the same period in 2023. This is 1.3 percentage points above the 2.7 percent increase for the U.S. average CPI-U. It is also higher than the 2.9 percent increase in the Honolulu CPI-U for the second half of 2023 compared to the same period of the previous year. In the second half of 2024, the Honolulu CPI-U increased the most in Housing (6.2 percent), followed by Apparel (4.5 percent), Food & Beverages (3.4 percent), Recreation (3.3 percent), Medical Care (1.3 percent), and Transportation (1.2 percent) compared to the second half of 2023. Other Goods & Services remained the same and Education & Communication decreased (1.4 percent) in the second half of 2024 compared to the second half of 2023.

Outlook For the Economy – 2nd Quarter 2025

As of the fourth quarter of 2024, Hawai’i’s real gross domestic product (GDP) rebounded to 1.9 percent above the pre-pandemic level in the fourth quarter of 2019. Tourism-related sectors, including accommodation, transportation, retail trade, recreation, and food services, had only reached 94.3 percent of their pre-pandemic GDP levels by the end of 2024. In contrast, non-tourism sectors grew by 4.4 percent over the same period. Near term economic growth will be impacted by a slowdown in tourism, persistent consumer inflation, and uncertainty at the national and international levels. Hawai’i’s economic resilience will depend on sustained strength in construction, real estate, health care, and professional services as tourism is projected to recover at a slower pace.

During the first four months of 2025, Hawai’i’s labor market was one of the best in the nation, with unemployment rate ranked 5th lowest based on the seasonally adjusted rate and ranked 2nd lowest based on the not seasonally adjusted rate. Hawai’i payroll job growth ranked the 4th highest in the nation during this period.

Construction continues to serve as a key driver of economic growth in Hawai’i. In January 2025, the latest tax base data available, the contracting tax base increased 43.8 percent as compared with the same month a year ago. The number of residential units authorized statewide, during the first quarter of 2025, increased 89.8 percent from the same period a year earlier, with all counties seeing increases in authorized residential units.

After increasing 15.1 percent in 2024, Hawai’i home sales decreased 27.2 percent during the first quarter of 2025. Sales of single-family homes decreased 23.7 percent and sales of condominium homes decreased 30.4 percent. The average sale price of single-family homes during the first quarter of 2025 increased 7.8 percent increase compared to the first quarter of 2024 while the average sale price for condominium homes decreased 1.6 percent from the same quarter a year ago.

The visitor industry performed well during the first quarter of 2025 with visitor arrivals increasing 1.7 percent and visitor expenditures increasing 6.5 percent compared to the first quarter of 2024. According to the airline flight schedule, however, the total number of air seats to Hawai’i is expected to decline by 0.5 percent in 2025. This decrease is primarily driven by fewer international flights, especially from Japan. International seat capacity is projected to drop by 3.5 percent overall. Flights from the continental United States are expected increase by 0.3 percent.

According to the most recent (May 2025) economic projections by the top 50 economic forecasting organizations published in Blue Chip Economic Indicators, U.S. economic growth is expected to be 1.2 percent in 2025 and 1.5 percent in 2026. DBEDT estimates that Hawai’i’s real GDP will increase by 1.2 percent in 2025. The forecast then projects 1.5 percent growth in 2026, 1.8 percent in 2027, and 1.8 percent in 2028.

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Visitor arrivals are projected to decrease by 0.1 percent in 2025, grow by 0.7 percent in 2026, and then grow at around 2 percent each year in 2027 and 2028. Visitor spending is projected to be $21.2 billion in 2025 and to increase to $22.8 billion by 2028.

Non-agriculture payroll jobs are estimated to grow by 0.9 percent in 2025. The forecast projects increases of 0.8 percent in 2026, 1.0 percent in 2027 and 0.9 percent in 2028.

The state unemployment rate is expected to be 2.9 percent in 2025 and 2026. The unemployment rate will improve to 2.8 percent in 2027, and to 2.7 percent in 2028.

Nominal personal income is estimated to increase by 4.6 percent in 2025. The forecast then projects an increase of 4.3 percent in 2026, 4.2 percent in 2027, and 4.3 percent in 2028.

As measured by the Honolulu CPI-U, inflation is expected to be 3.8 percent in 2025, which is higher than the projected U.S. consumer inflation rate of 3.2 percent for the same year. Hawai’i consumer inflation is expected to decrease to 2.9 percent by 2028.

Hawai’i’s population is expected to increase by 0.1 percent each year for 2025 through 2027 and increase by 0.2 percent in 2028.

County Economic Conditions – 2nd Quarter 2025

County economic conditions in the first quarter of 2025 were mixed compared to the same quarter in 2024, led by Maui County’s ongoing recovery from the impacts of the August 8, 2023 wildfires. All counties added jobs. All counties except Honolulu County saw increases in visitor arrivals. The unemployment rate slightly increased in all counties except Maui County, where the unemployment rate decreased. Private building permit values increased for all counties except Kaua’i County (only residential permits available) in the first quarter of 2025 compared to the same quarter in 2024.

In the first quarter of 2025, the unemployment rate in Honolulu increased 0.1 of a percentage point from 2.4 percent to 2.5 percent; the unemployment rate in Kaua’i County increased 0.2 of a percentage point from 2.3 percent to 2.5 percent; and the unemployment rate in Hawai’i County increased 0.2 of a percentage point from 2.8 percent to 3.0 percent. The unemployment rate in Maui County decreased 2.0 percentage points from 5.3 percent to 3.3 percent.

In the first quarter of 2025, Honolulu added 8,000 or 1.7 percent non-agricultural wage and salary jobs compared to the same quarter of 2024. The number of jobs increased the most in the Government sector, particularly State government, which added 2,200 jobs or 4.2 percent; followed by Health Care & Social Assistance, which added 1,700 jobs or 3.0 percent; Other Services, which added 900 jobs or 4.5 percent; and Arts, Entertainment & Recreation, which added 800 jobs or 9.6 percent.

In the first quarter of 2025, Hawai’i County added 1,000 or 1.4 percent of non-agricultural wage and salary jobs over the same quarter of 2024. The number of jobs increased the most in Government, which added 500 jobs or 3.3 percent; followed by Health Care & Social Assistance which added 300 jobs or 3.8 percent in the quarter; and Other Services, which added 200 jobs or 8.7 percent in the quarter.

Maui County added 1,300 jobs or a 1.8 percent increase in the first quarter of 2025 over the same quarter of 2024. The number of jobs increased the most in Food Services and Drinking Places, which added 600 jobs or 7.1 percent, followed by Construction, Professional & Business Services, and Arts, Entertainment & Recreation, which added 200 jobs each. The Government sector gained 100 jobs or 1.1 percent in the quarter.

Kaua’i County added 1,000 jobs or a 3.1 percent increase in the first quarter of 2025 over the same quarter of 2024. The number of jobs increased the most in Food Services & Drinking Places, which added 400 jobs or 9.3 percent, followed by Professional & Business Services, which added 200 jobs or 7.1 percent. Transportation, Warehousing, Utilities; Accommodation; and Other Services each added 100 jobs. Government added 100 jobs in the quarter.

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In the first quarter of 2025, visitor arrivals by air increased in all counties except Honolulu County. Visitor arrivals by air decreased 0.4 percent in Honolulu County. Visitor arrivals by air increased 2.3 percent in Hawai’i County, 1.9 percent in Kaua’i County and 11.7 percent in Maui County compared to the same quarter of 2024.

In the first quarter of 2025, the value of private building permits increased in Honolulu County, Maui County and Hawai’i County but decreased in Kaua’i County. In the first quarter of 2025, private building permits increased $251.2 million or 41.6 percent in Honolulu, increased $97.9 million or 47.8 percent in Hawai’i County, and increased $63.1 million or 40.9 percent in Maui County. Private building permits decreased $10.8 million or 24.5 percent in Kaua’i (only residential available), from the same quarter of the previous year.

Labor Force and Jobs – 2nd Quarter 2025

Hawai’i’s labor market conditions improved in the first quarter of 2025 compared to the first quarter of 2024, reflecting the ongoing recovery from the impacts of the August 2023 Maui wildfires. The civilian labor force and civilian employment increased. Civilian unemployment and the unemployment rate decreased. Civilian non-agricultural wage and salary jobs increased in both the private and government sectors compared to the first quarter of 2024.

In the first quarter of 2025, the civilian labor force averaged 690,050 people, an increase of 11,400 people or 1.7 percent from the same quarter of 2024. In 2024, the civilian labor force increased 2,300 people or 0.3 percent from the previous year.

Civilian employment averaged 671,700 people in the first quarter of 2025, an increase of 12,100 people or 1.8 percent compared to the same quarter of 2024. In 2024, average civilian employment increased 1,900 people or 0.3 percent from the previous year.

In the first quarter of 2025, the number of civilian unemployed averaged 18,350, a decrease of 700 people or 3.7 percent from the same quarter of 2024. In 2024, the number of unemployed increased 450 people or 2.3 percent from the previous year.

The unemployment rate (not seasonally adjusted) was 2.6 percent in the first quarter of 2025, 0.2 of a percentage point lower compared to the first quarter of 2024. In 2024, the unemployment rate increased by 0.1 of a percentage point from the previous year’s 2.9 percent to 3.0 percent.

In the first quarter of 2025, Hawai’i’s nonagricultural wage and salary jobs averaged 647,800 jobs, an increase of 11,600 jobs or 1.8 percent from the same quarter of 2024. In 2024, average non-agricultural wage and salary jobs increased 1.1 percent or 6,700 jobs from the previous year.

The job increase in the first quarter of 2025 was due to job increases in both the private sector and the government sector. In this quarter, the private sector added about 8,700 non-agricultural jobs compared to the first quarter of 2024. The majority of private sector industries added jobs in the quarter. The number of jobs increased the most in Health Care & Social Assistance, which added 2,100 jobs or 2.8 percent, followed by Food Services & Drinking Places, which added 1,500 jobs or 2.3 percent, Other Services, which gained 1,200 jobs or 4.5 percent, and Arts, Entertainment, and Recreation, which added 1,000 jobs or 7.6 percent.

The Government sector added 2,900 jobs or 2.3 percent in the first quarter of 2025 compared to the same quarter of 2024. The Federal Government lost 400 jobs or 1.1 percent, the State Government added 2,800 jobs or 3.9 percent, and the Local Government added 500 jobs or 2.7 percent, compared to the first quarter of 2024.

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Income and Prices – 2nd Quarter 2025

In the fourth quarter of 2024, total annualized nominal GDP increased $5,355 million or 4.8 percent, from the same quarter of 2023. In 2024, total annualized nominal GDP increased $5,362 million or 4.9 percent from the previous year. In the fourth quarter of 2024, total annualized real GDP (in chained 2017 dollars) increased $1,648 million or 1.8 percent from the same quarter of 2023. In 2024, total annualized real GDP increased $1,666 million or 1.9 percent from the previous year.

Hawai’i’s total personal income increased during the fourth quarter of 2024, over the same quarter of 2023. All components of personal income increased in the fourth quarter of 2024 over the same quarter of the previous year.

In the fourth quarter of 2024, total nominal annualized personal income (i.e. not adjusted for inflation) increased $5,174.8 million or 5.4 percent over that of 2023. In 2024, average personal income was $100,536.6 million, an increase of 5,565.8 million or 5.9 percent from the previous year. In the fourth quarter of 2024, personal income per capita was $70,454, a 5.2 percent increase over the same quarter of the previous year.

In the fourth quarter of 2024, wages and salaries increased $2,734.4 million or 5.8 percent over the same quarter of 2023. In 2024, wages and salaries increased $3,047.9 million or 6.7 percent from the previous year.

Supplements to wages and salaries, consisting of employer payments to retirement plans, private group health insurance plans, private workers compensation plans, and other such benefits, increased $976.8 million or 7.3 percent in the fourth quarter of 2024 from the same quarter of 2023. In 2024, supplements to wages and salaries increased $1,050.0 million or 8.0 percent from the previous year.

Proprietors’ income increased $343.9 million or 4.6 percent in the fourth quarter of 2024 over that of 2023. In 2024, proprietors’ income was up $403.8 million or 5.5 percent from the previous year.

Dividends, interest, and rent increased $386.7 million or 1.9 percent in the fourth quarter of 2024 from the same quarter of 2023. In 2024, income in this category was up $649.4 million or 3.3 percent from the previous year.

The annualized personal current transfer receipts increased $1,097.5 million or 6.3 percent in the fourth quarter of 2024 from the same quarter of 2023. In 2024, personal current transfer receipts increased $854.4 million or 4.9 percent from the previous year.

Contributions to government social insurance, which is subtracted from total personal income, increased $364.5 million or 4.4 percent in the fourth quarter of 2024 compared to the same quarter of 2023. In 2024, these contributions increased $439.6 million or 5.4 percent from the previous year.

In the fourth quarter of 2024, total non-farm private sector annualized earnings increased $2,098.1 million or 4.3 percent from the same quarter of 2023. In dollar terms, the largest increase occurred in construction; followed by accommodation and food services, and health care and social assistance. During the fourth quarter of 2024, total government earnings increased $1,912.9 million or 10.2 percent from the same quarter of 2023. Earnings from the federal government increased $592.5 million. Earnings from the state and local governments increased $1,320.4 million in the quarter.

In the second half of 2024, Honolulu’s Consumer Price Index for Urban Consumers (CPI-U) increased 4.0 percent from the same period in 2023. This is 1.3 percentage points above the 2.7 percent increase for the U.S. average CPI-U. It is also higher than the 2.9 percent increase in the Honolulu CPI-U for the second half of 2023 compared to the same period of the previous year. In the second half of 2024, the Honolulu CPI-U increased the most in Housing (6.2 percent), followed by Apparel (4.5 percent), Food & Beverages (3.4 percent), Recreation (3.3 percent), Medical Care (1.3 percent), and Transportation (1.2 percent) compared to the second half of 2023. Other Goods & Services remained the same and Education & Communication decreased (1.4 percent) in the second half of 2024 compared to the second half of 2023.

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Tax Revenues – 2nd Quarter 2025

The State general fund tax revenues decreased in the first quarter of 2025 compared to the same quarter of 2024. Among the components shown, the General Excise and Use Tax (GET) and Transient Accommodations Tax (TAT) revenues increased but Net Individual Income Tax and Net Corporate Income Tax revenues decreased.

In the first quarter of 2025, total tax collections distributed to the State general fund totaled $2,128.5 million, a decrease of $105.5 million or 4.7 percent over the same quarter of 2024. In 2024, State general fund tax revenues increased $620.9 million or 6.5 percent over the previous year.

During the first quarter of 2025, GET revenues (excluding the Counties’ Surcharges) totaled $1,217.9 million, an increase of $51.6 million or 4.4 percent over the same quarter of 2024. In 2024, GET revenues increased $20.9 million or 0.5 percent from the previous year.

Compared to the first quarter of 2024, Net Individual Income Tax revenues decreased $70.3 million or 10.8 percent to $580.1 million in the first quarter of 2025. In the first quarter of 2025, Declaration of Estimated Taxes increased $7.8 million or 4.3 percent, Payments with Returns increased $5.1 million or 7.2 percent, Revenues from Withholding Tax on Wages decreased $26.7 million or 3.7 percent, and Refunds increased $56.4 million or 17.4 percent. In 2024, Net Individual Income Tax collections increased 58.4 million or 1.7 percent from 2023.

Net Corporate Income Tax revenues, which tend to be volatile by nature, decreased from $75.8 million in the first quarter of 2024 to a negative $29.6 million in the first quarter of 2025, a decrease of $105.4 million. In the first quarter of 2025, the Declaration of Estimated Taxes decreased $4.5 million or 4.8 percent, the Payment with Returns increased $3.3 million or 32.7 percent, and the Refunds increased $104.3 million or 374.4 percent, compared with the same quarter of 2024. In 2024, Net Corporate Income Tax revenues increased $209.6 million or 64.0 percent from the previous year.

In the first quarter of 2025, Transient Accommodations Tax (TAT) revenues increased $1.9 million, or 0.8 percent compared to the same quarter of 2024. In 2024, TAT revenues decreased $34.1 million or 4.0 percent from the previous year.

According to the most recent data available, in the fourth quarter of 2024, the Retailing tax base increased 1.9 percent or $212.5 million, the Services tax base increased 6.6 percent or $330.6 million, the Contracting tax base increased 12.4 percent or $381.4 million, and the Hotel Rentals tax base decreased 6.2 percent or $100.3 million, compared to the same quarter of the previous year. For 2024, the Retailing tax base increased 0.7 percent, the Services tax base increased 5.8 percent, the Contracting tax base increased 17.8 percent, and the Hotel Rentals tax base decreased 4.2 percent.

Tourism – 2nd Quarter 2025

Domestic visitor arrivals increased while international visitor arrivals decreased in the first quarter of 2025.

The total number of visitor arrivals by air increased 38,676 or 1.6 percent in the first quarter of 2025, compared to the same quarter of 2024. The total average daily census increased by 4,809 or 2.0 percent in the quarter. In 2024, total visitor arrivals by air increased 62,259 or 0.7 percent, while the average daily census decreased 5,473 or 2.3 percent from the previous year.

In the first quarter of 2025, total visitor arrivals on domestic flights increased 70,057 or 3.7 percent compared to the same quarter of 2024. In 2024, domestic arrivals were down 52,367 or 0.7 percent from the previous year.

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Arrivals on international flights decreased 31,382 or 6.6 percent in the first quarter of 2025 compared to the first quarter of 2024. In 2024, international arrivals increased 114,626 or 7.4 percent from the previous year.

In terms of major market areas, from the first quarter of 2024 to the same period of 2025, arrivals from the U.S. West increased 35,495 or 3.1 percent, arrivals from the U.S. East increased 32,874 or 5.4 percent, and arrivals from Japan decreased 9,336 or 5.4 percent. In 2024, arrivals from the U.S. West were down 8,187 or 0.2 percent; arrivals from the U.S. East were down 54,661 or 2.3 percent; and Japanese arrivals were up 134,646 or 22.9 percent from the previous year.

The total average daily visitor census was up 2.0 percent or 4,809 visitors per day in the first quarter of 2025, over the same quarter of 2024. The domestic average daily census increased 3.4 percent or 6,507 visitors per day, while the international average daily census decreased 3.7 percent or 1,698 visitors per day. In 2024, the domestic average daily census decreased 4,444 or 2.3 percent; and the international average daily census decreased by 1,029 or 2.7 percent from the previous year.

Nominal visitor expenditures by air totaled $5,588.87 million in the first quarter of 2025, an increase of $342.5 million or 6.5 percent from the first quarter of 2024. In 2024, visitor expenditures totaled $20,681.3 million, a decrease of $18.5 million or 0.1 percent from the previous year.

Total airline capacity, as measured by the number of available seats flown to Hawai’i, decreased 0.4 percent or 12,955 seats in the first quarter of 2025, domestic seats increased 3.0 percent or 76,779 seats, and international seats decreased 11.7 percent or 89,734 seats, compared to the same quarter of 2024. In 2024, the number of total available seats increased 1.2 percent or 152,677 seats, domestic seats decreased 0.9 percent or 99,753 seats, and international seats increased 10.4 percent or 252,430 seats from the previous year.

In the first quarter of 2025, the statewide hotel occupancy rate averaged 75.9 percent, 0.5 of a percentage point lower than the same quarter of 2024. In 2024, the statewide hotel occupancy rate averaged 73.3 percent, 1.4 percentage points lower than the previous year.

Construction – 1st Quarter 2024

Construction jobs and private building authorizations increased in the first quarter of 2025 compared to the first quarter of 2024. However, State government CIP expenditures and government contracts awarded decreased in the quarter.

In the first quarter of 2025, the number of jobs in the construction sector increased 1.8 percent or 700 jobs compared with the same quarter of 2024. In 2024, the construction sector added 1,000 jobs or 2.6 percent from the previous year.

In the first quarter of 2025, private building authorizations in the state increased $401.4 million or 39.9 percent, compared with the first quarter of 2024. In 2024, private building authorizations in the state increased $1,304.4 million or 35.6 percent compared with the previous year.

In the first quarter of 2025, private building authorizations in Honolulu increased $251.2 million or 41.6 percent, compared with the first quarter of 2024. In 2024, private building authorizations in Honolulu increased $1,345.4 million or 72.8 percent, compared with the previous year.

In the first quarter of 2025, private building authorizations in Hawai’i County increased $97.9 million or 47.8 percent, compared with the first quarter of 2024. In 2024, private building authorizations in Hawai’i County increased $110.7 million or 12.5 percent, compared with the previous year.

In the first quarter of 2025, private building authorizations in Maui increased $63.1 million or 40.9 percent, compared with the first quarter of 2024. In 2024, private building authorizations in Maui decreased $111.6 million or 14.4 percent compared with the previous year.

In the first quarter of 2025, private building authorizations (residential only) in Kaua’i County decreased $10.8 million or 24.5 percent, compared with the first quarter of 2024. In 2024, private building authorizations in Kaua’i County decreased $40.1 million or 25.0 percent compared with the previous year.

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In the first quarter of 2025, government contracts awarded decreased $22.1 million or 5.9 percent, compared with the first quarter of 2024. In 2024, government contracts awarded decreased $1,567.5 million or 31.5 percent compared with the previous year.

State government CIP expenditures decreased $19.6 million or 5.5 percent in the first quarter of 2025 compared with the same quarter of 2024. In 2024, state government CIP expenditures increased $249.5 million or 18.4 percent from the previous year.

The Honolulu Construction Cost Index for a Single Family Residence increased 3.4 percent in the first quarter of 2025 compared to the same quarter of 2024 and similarly increased 3.0 percent for a High-Rise Building. In 2024, the index for a Single Family Residence increased 3.8 percent and 3.9 percent for a High-Rise Building as compared to the previous year.

Average home prices increased by 5.1 percent in the first quarter of 2025, with single family home prices up 7.8 percent and condo prices down 1.6 percent over the same quarter of the previous year. The purchase of homes decreased 25.7 percent for local buyers, decreased 31.1 percent for mainland buyers, and decreased 33.1 percent for foreign buyers over the same quarter of the previous year.

In the first quarter of 2025, Honolulu’s median price for single family resales was $1,150,000, up $80,000 or 7.5 percent over the same quarter of 2024. The median price for condominium unit resales was $510,000, up $5,000 or 1.0 percent over the same quarter of 2024. In the first quarter of 2025, the number of single-family unit resales decreased 4.0 percent, and the number of condominium unit resales increased 0.4 percent, compared with the first quarter of 2024. In 2024, the number of single-family unit resales decreased 9.1 percent, and condominium unit resales decreased 2.5 percent compared with the previous year.

Other Indicators – 2nd Quarter 2025

The total number of bankruptcy filings in Hawai’i decreased 9.7 percent or by 30 cases for the first quarter of 2025, from the same quarter of 2024. In 2024, total filings increased 13.2 percent or 140 cases from the same period of the previous year.

The number of Chapter 7 filings, the largest category, decreased 18.4 percent or 35 cases in the first quarter of 2025. Chapter 7 filings are intended to liquidate assets and discharge debt. In 2024, Chapter 7 filings increased 9.0 percent or 62 cases from the same period of the previous year.

Chapter 11 filings increased from 0 cases in the first quarter of 2024 to 2 cases in the first quarter of 2025. In 2024, Chapter 11 filings increased to 8 cases from 7 cases in the same period of the previous year. Chapter 11 filings involve the structuring of repayment plans for companies.

Chapter 13 filings increased 3.4 percent or 4 cases in the first quarter of 2025, from the same quarter of 2024. In 2024, Chapter 13 filings increased 20.7 percent or 76 cases from the same period of the previous year. Chapter 13 bankruptcy allows debtors to work out repayment arrangements with creditors.

Federal Government and Military

The federal government plays an important role in Hawaii’s economy. The U.S. military is a large and stable presence in the State, generating significant economic activity, providing jobs (approximately 49,000 local jobs, including 30,000 through federal contracts), and attracting federal investment. The Hawaii-based Indo-Pacific Command is responsible for over 50% of global command activity and is essential to national security.

According to the most recent U.S. Bureau of Economic Analysis (“BEA”) data, the total compensation of employees (“COE”) of federal government employees in Hawaii was about $9.5 billion in 2022, up 1.3% from the previous year. The total COE of combined military and civilian federal employees in Hawaii accounted for about 17.2% of Hawaii’s total COE in 2022. Between 2009 and 2022, the annual average compounded growth rate for COE was 3.3% for federal civilian personnel and 0.8% for military personnel in Hawaii. The military personnel accounted for 52.6% of the total federal COE in 2022. The federal government accounted for about 11.2% of State GDP in Hawaii in 2022, a majority of which is defense related.

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The most recent BEA data also shows that the earnings of federal government employees in the second quarter of 2023 increased 5.5% over the same period of 2022. In 2022, the earnings of federal government employees increased 1.3% from the previous year. In fiscal year 2022, direct Pentagon spending on payroll and contracts totaled $8.8 billion in the State, the second highest of any state in the nation in terms of spending to GDP ratio at 8.9%.

Federal government awards to the State in fiscal year 2022 totaled $5.4 billion, an 18.9% increase from fiscal year 2021. Federal government awards directly to other Hawaii recipients, including private businesses, universities, and some government agencies totaled $2.8 billion in fiscal year 2021 and $2.9 billion in fiscal year 2022. In federal fiscal year 2023, the United States Department of Defense awarded a $2.8 billion Navy contract to commence work on the new dry dock at the Pearl Harbor Naval Shipyard.

Future levels of federal funding (including but not limited to defense funding, disaster relief and recovery, and COVID-19 mitigation and economic recovery funds) in Hawaii may be subject to, among other things, potential spending cutbacks and deferrals that may be implemented to reduce the federal budget deficit, but also may increase to reflect such factors as the COVID-19 emergency, the impacts of natural disasters, and the importance of the Asia Pacific Region. Accordingly, the nature and extent of future levels of federal funding cannot be predicted.

Transportation

Because the State’s population resides on seven islands, the State is dependent on fast, efficient, low cost transportation, both interstate and intrastate.

Sea Transportation.

The State is dependent on regular maritime shipping service for overseas lifeline support. According to a Hawaii Department of Transportation Study, 85% of all goods are imported into the State, and 98% passes through the Statewide Commercial Harbors System (“Harbors System”) managed by the Hawaii Department of Transportation, (“HDOT”). While nearly all visitors to the State arrive by air, sea transportation provides the State with the bulk of both its imported goods and delivery of exported local products. Overseas and inter island cargo shipments for the fiscal years 2019, 2020, 2021, 2022 and 2023 (the most recent information available) amounted to 21.5 million short tons, 20.0 million short tons, 18.3 million short tons, 20.4 million short tons, and 19.8 million short tons, respectively.

The Harbors System is comprised of ten commercial harbors, operated and maintained by the HDOT as a single integrated system for financial and management purposes. The Harbors System is an Enterprise Fund of the State and is required by Hawaii statutes to be self-sustaining, thus, it is authorized to impose and to collect rates and charges for the use of the facilities and properties of the Harbors System enabling it to pay its operating expenses and to pay its bond debt service. HDOT manages, maintains and operates the Harbors System to provide for the efficient movement of cargo and passengers. Harbors System facilities are located on the six major islands of the State in four counties, indicated as follows: (a) Honolulu Harbor and Kalaeloa Barbers Point Harbor, of the City and County of Honolulu located on the island of Oahu, comprising the Oahu Harbor District; (b) Hilo Harbor and Kawaihae Harbor, of the County of Hawaii, located on the island of Hawaii, comprising the Hawaii Harbor District; (c) Nawiliwili Harbor and Port Allen Harbor, of the County of Kauai, located on the island of Kauai, comprising the Kauai Harbor District; and (d) Kahului Harbor and Hana Harbor located on the island of Maui, Kaunakakai Harbor located on the island of Molokai, and Kaumalapau Harbor located on the island of Lanai, all located in the County of Maui, comprising the Maui Harbor District.

The State uses nine of the 10 commercial harbors, excluding the Hana Harbor, to facilitate the movement of goods from and between the U.S. mainland, foreign ports and inter island ports. The U.S. military moves most of its cargo through the State’s Harbors System.

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The Harbors System is a hub and spoke system; Honolulu Harbor serves as the hub, and the harbors located on the neighbor islands serve as the spokes of this Harbors System. Honolulu Harbor serves as the major distribution point for incoming overseas containerized cargo and vehicles that are shipped to the neighbor islands, and it is the primary consolidation center for the export of the State’s products to overseas ports. Overseas and inter-island cargo tonnage handled through Honolulu Harbor was, 11.5 million short tons in fiscal year 2019, 10.6 million short tons in fiscal year 2020, 9.6 million short tons in fiscal year 2021, 10.3 million short tons in fiscal year 2022, and 10.4 million short tons in fiscal year 2023. The Harbors System experienced a decrease in cargo activity during fiscal years 2020 and 2021 due to the effects of the COVID-19 pandemic commencing in the Spring of 2020 and continuing through the early Summer of 2021.

Act 200, SLH 2008, was enacted to authorize a statewide Harbors Modernization Plan (“HMP”) to allow the Harbors System to undertake harbor infrastructure improvements at Kahului Harbor on Maui, Nawiliwili Harbor on Kauai, Hilo and Kawaihae Harbors on Hawaii, and Honolulu and Kalaeloa Barbers Point Harbors on Oahu and to issue harbor system revenue bonds to finance these harbor infrastructure improvements. In addition to the six commercial harbors included in HMP, Act 200 placed Hana Harbor on Maui under the jurisdiction of the Harbors System and included appropriations for its upgrade. Act 200 also designated the Aloha Tower Development Corporation (“ATDC”) as the entity responsible for the management and implementation of the HMP; however, as of July 1, 2010, HDOT assumed the management and implementation responsibilities of the HMP and other harbor infrastructure improvements, as Act 152, SLH 2011 placed ATDC under the HDOT for administrative purposes and repealed prior references to ATDC’s role for the HMP. The Deputy Director for Harbors currently serves as the Acting Chief Executive Officer for the ATDC.

The HDOT has completed several HMP projects and is in the process of completing the keystone Kapalama Container Terminal (“KCT”). The KCT Phase I container yard project was completed during calendar year 2021, and the KCT Phase II construction of nearly 1,900 linear feet of piers began during January 2021 with the projected completion to occur at the end of July 2025.

Air Transportation.

The statewide airports system consists of 15 airports; 11 serving both commercial and general aviation, and four small airports for general aviation only, all located on six islands within the State. The principal airport which provides facilities for overseas flights (i.e., other than interisland flights within the State) is Daniel K. Inouye International Airport (“HNL”) on the island of Oahu. HNL is located approximately five miles by highway from the center of the downtown area of Honolulu. It has four runways, two of which (12,000 feet and 12,300 feet) are among the nation’s longest. Terminals 1 and 2 provide 53 gates for overseas and interisland flights with loading bridges and an additional four ground loaded gates in Concourse G. The Mauka Concourse opened in August 2021 and provides six wide-body gates or eleven narrow-body gates, in additional to the gate total above. Terminal 3 provides aircraft parking positions for interisland commuter operations. HNL is the most important airport in the State airports system.

Kahului Airport on the island of Maui, Hilo International Airport (formerly General Lyman Field) at Hilo and Ellison Onizuka Kona International Airport at Keahole (both on the island of Hawaii), and Lihue Airport on the island of Kauai provide interisland flights and direct flights to and from the continental United States and Canada. Hilo International Airport on the island of Hawaii is another small-hub airport that serves inter-island flights.

Total enplaned passenger counts were 18.7 million in fiscal year 2019 but declined to 14.3 million in fiscal year 2020 and 6.1 million in fiscal year 2021 due to the impact of the COVID-19 pandemic. The enplaned passenger level recovered to 19.5 million in fiscal year 2023, but declined to 19.2 million in fiscal year 2024, partly due to the Maui wildfires in August 2023. The higher passenger count is driven by higher domestic overseas traffic and expansion of interisland service, which more than offset the decline in international air traffic. Total operating revenues declined from $440.8 million in fiscal year 2019 to $383.0 million in fiscal year 2020 and $282.6 million in fiscal year 2021, increased to $442.1 million in fiscal year 2022, and $490 million in fiscal year 2023. The Department of Transportation, Airports has received all reimbursements under the federal COVID-19 relief grants, except for certain concession relief grants under ARPA.

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Capital Improvement Projects to modernize the State’s airport facilities continue to move forward. The projects are funded by cash, revenue bonds, federal grants, passenger facility fees, and rental car facility collections. In addition to the usual federal grants, the Airports received additional Bipartisan Infrastructure Law (BIL) grants. The BIL established two programs over five years: (a) the Airport Infrastructure Grant (AIG) Allocated Program that allocates grants annually to eligible airports, and (b) the AIG Competitive Program that allocates grants through a competitive process. The Department of Transportation, Airports has received $49.3 million annually for the first two years under the AIG Allocated Program, and $50.3 million in the third year. It has also received a total of $59.8 million in the first four years under the AIG Competitive Program.

On September 18, 2024, the parent company of Alaska Airlines completed a $1.9 billion acquisition of Hawaiian Airlines, which maintains its corporate headquarters in Honolulu and had approximately 7,200 employees before the merger. For the first 12-18 months, the two airlines are expected continue to operate as separate carriers as they work toward integration under a single operating certificate. The combined airline is expected to have approximately 33,000 employees, and initial steps have been taken toward negotiating new collective bargaining agreements with its union workers.

Land Transportation.

In the State, three levels of government have authority to construct and maintain public highways, streets and roads. These levels of government are the State, the counties and various federal agencies. The State is served by approximately 4,399.092 linear miles of public highways, streets and roads administered by the Department of Transportation and the counties. An additional 129.54 miles of public highways, streets and roads open to the public in national parks and military reservations are the responsibility of various federal agencies, including the United States National Park Service and the military services.

The State Highway System, which is administered by the Department of Transportation, consists of 952.328 linear miles of roadways. The Department has classified the State Highway System as follows: Interstate, Freeway Expressway, Principal Arterial, Minor Arterial, Major Collector, Minor Collector, and Local.

The City and County of Honolulu has completed and opened for service in June 2023 10.75 miles of guideway and nine stations of a new 19-mile fixed guideway mass transit system to provide rail service along Oahu’s east-west corridor between Kapolei and downtown Honolulu. Construction of the second segment of an additional 5.2 miles of guideway and four stations is nearly complete, and is expected to be operational in late- 2025. With the completion of the second segment, 84% of the guideway and 13 of 19 stations will be fully operational.

Construction of the project has been funded with the City and County of Honolulu surcharge of 1/2 of 1% imposed upon Oahu activities subject to the 4% General Excise and Use Taxes (“GET Surcharge”) and with federal moneys. In response to projected funding shortfalls, Act 1, 1st Special Session 2017, extended the GET Surcharge, increased the transient accommodations tax and allocated a portion of the increased revenues to provide additional funding for construction of the fixed guideway mass transit system. Act 1 extended the GET Surcharge from December 31, 2027 to December 31, 2030, decreased the State’s retainage for administrative expenses from 10.0% to 1.0%, increased the transient accommodations tax from 9.25% to 10.25% from January 1, 2018 to December 31, 2030 and allocated those revenues to the system. Act 1 prohibited use of the GET Surcharge and transient accommodations tax revenues for operation or maintenance costs of the system and administrative costs of the Honolulu Authority for Rapid Transportation. Act 1, SLH 2021, authorized the counties to establish and administer their own transient accommodations tax (“TAT”) at a maximum rate of 3%. The City and County of Honolulu subsequently passed Ordinance No. 21-33 which imposed a 3% county TAT on Oahu transient rental properties effective December 14, 2021. For the first two years, one third of the TAT revenue is dedicated to the rail project, and from the third year one half of the TAT revenues is dedicated to the rail project.

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Due to projected funding shortfalls, the Honolulu Authority for Rapid Transportation (“HART”) submitted a 2022 Recovery Plan (the “Plan”) to the Federal Transit Administration on June 3, 2022, which proposed to temporarily truncate the project scope by shortening the rail line by one mile and two stations, and to defer a 1,600-stall parking structure in a station in Pearl City. The Plan was accepted by the Federal Transit Administration (“FTA”) on September 30, 2022. On February 2, 2024, HART announced that it had executed the Amended Full Funding Grant Agreement (FFGA) with the FTA, unlocking the first federal funding for the Honolulu rail transit project since 2017. The FFGA reaffirmed $744 million in funding. The original FFGA, signed in 2012, provided a grant of $1.55 billion for the Project. On April 23, 2024, HART received $125 million in federal funding from the FTA the first federal funding under the FFGA that HART has received since 2017. Construction and operation of this system is the sole responsibility of HART and the City and County of Honolulu. The initial operating segment from East Kapolei to Halawa (Aloha Stadium) was opened for service to the public on June 30, 2023. The second segment, from Aloha Stadium Station to Middle Street – Kalihi Transit Center, is expected to come online in late 2025. In August 2024, a $1.66 billion contract was awarded to Tutor Perini Corporation to construct the third segment, to include six stations and approximately three miles of elevated rail guideway from Middle Street – Kalihi Transit Center to the Civic Center Station in Kakaako, which is estimated to be completed in 2030.

Education

Unlike many other states, the State operates a statewide public school system for elementary, intermediate, and high schools. The public education system at all levels (elementary, intermediate, high school, colleges and universities) is financed at the State level rather than the local level. This includes both capital outlays and costs of operation.

For the 2024-25 school year, 165,340 students are enrolled in Hawai’i’s public and charter schools, a 1.4% decrease from the count of 167,649 students for the 2023-24 school year. The enrollment count includes students in the State’s public schools (including the Department of Education’s distance learning program) and the State’s 38 charter schools. The University of Hawaii was established in 1907 on the model of the American system of land grant universities created initially by the Morrill Act of 1862. In the 1960s and 1970s, the University was developed into a system of accessible and affordable campuses. These institutions currently include:

(a)	a research university at Manoa, offering a comprehensive array of undergraduate, graduate and professional degrees through the doctoral level, including law, and a medical school and a cancer research center in Kakaako in downtown Honolulu;

(b)	a comprehensive, primarily baccalaureate institution at Hilo, offering professional programs based on a liberal arts foundation and selected graduate degrees; a College of Pharmacy with a four year curriculum leading to a Doctor of Pharmacy degree;

(c)	a baccalaureate institution at West Oahu, for which a new permanent campus was opened in August 2012, offering degrees in the liberal arts and professional studies

(d)	a system of seven open-door community colleges spread across the islands of Kauai, Oahu, Maui and Hawaii, offering quality liberal arts and workforce programs.

In the fall of 2024, 50,418 students attended the University of Hawaii System, a 3% increase compared to fall 2023, including over 20,000 students on the Manoa campus. This represents a small increase over fall of 2023, when 48,933 students attended the University of Hawaii System, 19,074 of them on the Manoa campus.

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State Housing Programs

Since 1970, the State has undertaken a program to alleviate the shortage of housing in the State under a comprehensive housing law. The law recognizes that all phases of housing are related to one another and consequently attempts to cover all such phases, from construction through permanent financing, and also attempts to solve or mitigate the housing problem by using both the public and private sectors. To this end the State has undertaken, among other things, facilitating the development of real property and the construction of dwelling units thereon in partnerships with qualified developers and contractors. The State’s participation in such partnerships has consisted of construction financing (interim financing), including land acquisition. Other State efforts include construction and permanent financing for developers of residential housing; development by the State itself of single and multifamily residential housing units on land owned by the State or on land purchased or to be purchased for such purpose or on land to be leased from others; and loans to qualified residents of the State who are qualified purchasers of affordable dwelling units.

The State also administers federal and state housing assistance programs for low income families. Included are the management of low rent public housing units, the administration of the Section 8 tenant based housing assistance program and other federal and State programs intended to provide very low to low income residents with safe, decent and sanitary housing.

In 2006, the Housing and Community Development Corporation of Hawaii (“HCDCH”), which previously carried out State housing programs, was bifurcated into the Hawaii Public Housing Authority (“HPHA”) and the Hawaii Housing Finance and Development Corporation (“HHFDC”), which took over the assets, obligations and functions of HCDCH, respectively. HPHA performs the function of developing and maintaining public housing, while HHFDC performs the function of housing finance and development. HHFDC is empowered to raise and use funds through the issuance of revenue bonds for housing purposes, and over the past decade, such bonds have been issued by HHFDC solely to help to provide lower-cost rental housing owned and operated by private developers. However, HHFDC expects to launch a low-interest rate down payment assistance loan program for low-and moderate income first-time homebuyers before the end of 2024, and to issue mortgage revenue bonds to benefit similar borrowers in 2025. All bonds issued by HHFDC are special obligations of HHFDC and do not impact the debt limit of the State, nor do the bonds constitute general obligations of the State.

In July 2023, the Governor issued an emergency proclamation declaring an emergency created by lack of affordable housing in the State, and has subsequently issued additional proclamations extending the emergency period (which currently extends through early December 2024) and undertaking various initiatives to address the shortfall, which according to a State study released at the end of 2019 was estimated to be between approximately 25,000 and 46,000 units by 2030. In addition, a number of housing-related laws were passed during the 2024 regular legislative session, among them legislation giving counties greater authority to regulate short-term rental properties, including the ability to phase out short-term rentals over time; clarifying the ability of counties to use the county surcharge on the general excise tax for county-appropriated housing infrastructure costs; requiring counties to issue affordable housing credits; authorizing HHFDC to issue bonds for housing infrastructure, including in transit-oriented development areas; authorizing the creation of a program to “recycle” certain limited bond allocations used for the purpose of financing affordable housing at the State and county level; establishing a task force to update the State Planning Act; and requiring counties to take appropriate steps to permit, by the end of 2026, the construction of additional accessory dwelling units in certain areas.

In August 2024 the Governor issued an emergency proclamation intended to create new options for condominium associations to obtain hurricane and property insurance, following task force recommendations, by allowing loans to be made to the Hawaiʻi Hurricane Relief Fund (“HHRF”) and the Hawaiʻi Property Insurance Association to facilitate issuance of hurricane and property insurance policies to condo associations, and allowing HHRF to issue hurricane insurance policies for large condominium buildings and set its own coverage limits. In October, the emergency relief period was extended through early December 2024.

In addition, following the Maui wildfires in August 2023, the State has been involved in acquiring or otherwise making available temporary and permanent housing units as part of recovery efforts.

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Cybersecurity Risks

Information technology systems, including those operated or utilized by the State, may be vulnerable to breaches, hacker attacks, computer viruses, physical or electronic break-ins or similar unintentional events or deliberate actions which can result in the unintended release and distribution of private or confidential data or other information or misappropriation of assets. As a recipient and provider of personal, private, or sensitive information, the State has been the target of cybersecurity attacks in the past and such incidents are likely to occur in the future. One recent cybersecurity incident involved unauthorized access to the Department of Health’s Electronic Death Registry System (EDRS), pursuant to which incident the State estimates that 3,400 death records between 1998 and 2023 may have been viewed. Other State agencies such as the University of Hawaii and Hawaii Community College have also experienced recent cybersecurity attacks. While these cybersecurity incidents did not have a material adverse impact on the State, there can be no assurance that the State will not become the subject of a cybersecurity breach that could result in adverse consequences to the State’s information technology systems and require a response action to mitigate the consequences.

To mitigate the risk of business operations impact and/or damage from cybersecurity incidents or “cyberattacks,” the State invests in multiple forms of cybersecurity and operational safeguards. The State has an Office of Enterprise Technology Services (“ETS”) within the Hawaii State Department of Accounting and General Services, which provides governance for executive branch information technology projects and supports the management and operation of computer and telecommunication services to State agencies, including programs in fulfillment of statutorily mandated cybersecurity duties outlined under Hawaii Revised Statutes. ETS is led by the Governor-appointed Chief Information Officer of the State, with the advice of an eleven member steering committee appointed by the Governor, Chief Justice, Senate President and Speaker of the House of Representatives. The Chief Information Security Officer reports to the Chief Information Officer and is responsible for establishing cybersecurity standards for the State executive branch and ensuring that system operations stay current with best practices.

The State’s information technology infrastructure may also be vulnerable to forces of nature. In many locations across the State, critical technology infrastructure, such as extensive aerial and underground network backbones, support facilities, and microwave radio towers, are susceptible to damage from extreme weather and climate-related events. Other infrastructure, such as computer servers, storage, network connections, electrical power and cooling equipment located below the ground water table in some locations, are vulnerable to storm flooding and water backups ETS is currently in the process of moving that infrastructure to better protected locations and migrate to more flexible and less vulnerable environments, such as remote cloud computing services.

While State cybersecurity and operational safeguards are periodically tested, no assurances can be given by the State that such measures will provide complete protection from other cybersecurity threats and attacks. Cybersecurity breaches could damage the State’s information technology systems and cause material disruption to the State’s operations and the provision of State services. The costs of remedying any such damage or protecting against future attacks could be substantial. Further, cybersecurity breaches could expose the State to material litigation and other legal risks, which could cause the State to incur material costs related to such legal claims or proceedings.

Climate Change Issues and Natural Disasters

The foreseeable impacts of rising sea levels and other climate change challenges are priorities for Hawaii due to its geographic isolation, coastal-focused society, and observable present-day impacts from coastal erosion and flooding. Hawai’i vulnerability to climate change and sea level rise is described in the Climate Commission’s 2017 Hawai’i Sea Level Rise and Vulnerability and Adaptation Report (“Hawai’i Sea Level Rise Report”), the 2018 National Climate Assessment, Sea Level Rise Guidance from the City and County of Honolulu Climate Change Commission, and elsewhere.

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Among other findings, the Hawaii Sea Level Rise Report includes descriptions of the anticipated Sea Level Rise Exposure Areas that would be impacted by 1.0, 2.0 and 3.2 feet of sea level rise, and estimates of impacts on private property in the State and on the State’s public infrastructure. The Hawaii Sea Level Rise Report predicted that if the State’s Sea levels were to rise 3.2 feet, over 25,800 acres of coastal and low lying land, one third of which is designated for urban use, and 38 miles of coastal roads in the Sea Level Rise Exposure Areas would be chronically flooded, and an estimated $19 billion of economic loss would result. The Hawaii Sea Level Rise Report also contains recommendations for reducing the impacts of sea level rise, erosion, and wave inundation. In addition, modeling reported by the United Nations’ Intergovernmental Panel on Climate Change in its 5th and 6th Assessment Reports and supporting research project that under a high end emissions scenario, global mean sea level will rise approximately one meter, relative to year 2000 levels, by the end of the century. However, modeling of gravity and rotation changes associated with loss of the global cryosphere show that waters in the vicinity of Hawaii and other tropical Pacific islands will see a 20- 30% greater sea level rise compared to the global mean.

Scientists have also observed, documented and predicted that a warming planet will increase the frequency and severity of natural disasters, including droughts, hurricanes and volcanic activity (attributed to changing pressure on the earth’s crust from melting ice and increasing sea levels).

Certain Climate-Related Events

Climate change produces both sea level rise and unpredictable weather patterns fueling tropical storms, hurricanes, storm surges, heavy rains, high winds, and floods, as well as droughts and wildfires. Below is a discussion of several climate-related events that have impacted the State within the last few years.

In addition to the Maui wildfires in August 2023 other significant climate-related events within the State include Hurricane Lane in August 2018, which revealed how climate change has altered the interactions between the atmospheric and biophysical conditions in such a manner to greatly exacerbate the risk of wildfires. In the wake of Hurricane Lane, wildfires on both Maui and Oahu were ignited and spread quickly due to the prevalence of nonnative grasses in longer wet periods that quickly dehydrate during dry periods. Extremely high downslope winds caused a rapid spread of wildfires under those conditions, especially on exposed leeward slopes. Hurricane Lane also caused severe mudslides and flash flooding on the Island of Hawaii, where a maximum of 57 inches of rain was recorded. Additionally, the May 2018 lower Puna eruption of Kīlauea volcano located on the Island of Hawaii resulted in the destruction of over 700 homes, the evacuation of approximately 2,000 residents, temporary highway blockages and other adverse disruptions. Record 24-hour rainfall on Kauai in that same year and in 2021 caused a community to be cut off for months.

In addition to the direct impact on health and safety and property damage in the State, these climate events and future similar climate events may impact the quality of life in the State and may have short-term and future impacts on commercial and tourist activity within the State, as well as the desirability of the State as a place to live, potentially negatively affecting real estate trends and values.

State Response

The State has taken several steps to address climate change, both to adapt to a changing climate and to mitigate man-made causes.

The Hawaii 2050 Sustainability Plan (the “Sustainability Plan”) is a long-term vision and strategy for the State to address the challenges of global warming, climate change, and sustainable development. It was first published in 2008 by the State Auditor and the Hawaii 2050 Sustainability Task Force, and it was recently updated in 2021 by the State of Hawaii Office of Planning and Sustainable Development. The Sustainability Plan aligns the State’s goals, policies, and actions with the United Nations Sustainable Development Goals, and recommends specific actions for the decade of 2020-2030, including greenhouse gas reductions and improved climate resiliency. The Sustainability Plan covers five key goals: climate action and resilience, natural environment, rural livelihoods and traditional and customary practices, social stability and human health, and urban communities and the built environment. The Plan also provides guidance for a sustainable and resilient economic recovery for the State after the COVID-19 pandemic. The Sustainability Plan is based on extensive public input and stakeholder engagement, and it is intended to be a living document that will be reviewed and revised periodically.

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In June 2022, 14 young plaintiffs, between the ages of 9 to 18 at the time of filing, brought a claim against HDOT seeking to reduce greenhouse gas emissions and decarbonize the transportation sector in the State, in reliance upon the State’s constitutional public trust doctrine, which requires the State and its political subdivisions to conserve and protect the State’s environment and natural resources. In June 2024 the parties announced a settlement of the case, Navahine v. Hawai’i Department of Transportation, under which the State committed to implementing specific plans and programs to decarbonize the transportation system and reduce greenhouse gas emissions and fossil fuel dependence, including developing a greenhouse gas reduction plan within one year of the agreement to decarbonize the State’s transportation system by 2045, and making investments in clean transportation infrastructure, including dedicating least $40 million to expanding the public electric vehicle charging network by 2030.

The Hawai’i Clean Energy Initiative is a framework of statutes and regulations supported by a diverse group of stakeholders committed to clean energy in the State. The initiative was launched in 2008 when the State and the U.S. Department of Energy entered into a memorandum of understanding to collaborate on the reduction of Hawai’i’s dependence on imported fossil fuels. At that time, the State estimated that 60 to 70 percent of future energy needs could be fulfilled by local, clean, renewable energy sources, including energy efficiency.

For mitigation in the transportation sector, the State is converting its vehicle fleets to decarbonized fuels as required by Act 74 of 2021. Under this umbrella of activities, Hawaii Department of Transportation (“HDOT”) obtained an “electric vehicles-as-a-service” contract to replace light duty vehicles in its fleet with electric vehicles (“EVs”). The contract allows HDOT and other State and county agencies to obtain EVs and charging infrastructure as a service on a per mile cost basis, reducing the upfront costs of electrifying fleet vehicles and reducing fuel and maintenance costs. The Statewide Hawaii fleet electrification contract (RFP-20-001-HWYS) is now active. This contract allows all participating agencies and departments to obtain electric vehicles and all related charging infrastructure in exchange for usage fees.

HDOT released The Hawaii Highways Climate Adaptation Action Plan in May 2021 to help better define the impacts of climate change on National Highway System property and serve as a guide for making the highways more climate resilient.

For mitigation in the electricity sector, the State enacted HB 1464 in 2009, setting the country’s most aggressive Renewable Portfolio Standard (“RPS”) of 40% renewable energy by 2030. In 2015, Act 97 increased the RPS to 100% renewable by 2045, with the State again leading the nation in eliminating climate pollution from the electricity sector. At the close of 2023, approximately 34% of electricity produced in the State came from renewable sources.

For adaptation and mitigation activities across the energy sector, the Hawaii State Energy Office (“HSEO”), administratively attached to the Department of Business, Economic Development, and Tourism, is statutorily mandated to promote energy efficiency, renewable energy, and clean transportation to achieve a resilient clean energy economy. HSEO is led by the Chief Energy Officer of the State, appointed by the Governor with the advice and consent of the State Senate. HSEO coordinates the overall transition of the State economy from fossil fuels to renewable energy. In December 2023, HSEO produced the first report on Statewide decarbonization strategies, titled “Hawaii Pathways to Decarbonization”, pursuant to Act 238 (2022). HSEO works with a variety of stakeholders to inform policies on mitigation and adaptation in energy use, including without limitation the use of low carbon intensity fuels in aviation, the deployment of alternative fuel vehicles and related fueling infrastructure, the deployment of renewable energy generation and storage technologies, and reducing the embodied carbon of the built environment.

HSEO is the energy resilience lead for planning and coordinating energy-related emergency response operations and assessing hazards to the State’s existing critical energy infrastructure. HSEO, in coordination with the Hawaii Emergency Management Agency, is undertaking a FEMA-funded Advance Assistance grant to assess vulnerabilities in critical energy supply infrastructure, which will allow the State to prioritize energy supply resilience investments. HSEO is also coordinating community-based resilience hub planning and implementation, with the first such hub being selected by FEMA for funding in 2024.

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For coordination on climate adaptation and mitigation across State agencies, the Hawaii Climate Change Mitigation and Adaptation Commission (the “Climate Commission”) was created in 2017 by Act 32. This legislation also marked Hawaii as the first state to enact legislation to mitigate and adapt to climate change in accordance with the Paris Agreement, and formed and tasked the Climate Commission. The Climate Commission is undertaking two Climate Action Plans, the Priority Climate Action Plan, which was released in March 2024, and the Comprehensive Climate Action Plan, expected in the second half of 2025. These action plans will inform and prioritize State actions on adaptation and mitigation across a range of economic sectors. The Climate Commission is administratively based at the State Department of Land and Natural Resources, and jointly co-chaired by the Chairperson of the State Board of Land and Natural Resources and the Director of the State Office of Planning and Sustainable Development.

In June 2024, the State settled a lawsuit in which the plaintiffs sued the State over the threat posed by climate change. In the Settlement Agreement, the State agreed to take various remedial actions such as (i) establishing a greenhouse gas reduction plan, (ii) disclosing the amount of greenhouse gasses for each project, and (iii) dedicating a minimum of $40 million for the expansion of the public electric vehicle charging network by 2030.

The Climate Commission maintains a catalogue of climate-related legislation dating back to 2018. It covers a range of topics including climate-related real estate disclosures, State funding for EVs, and adaptation planning for State-owned facilities.

In May 2024, the Governor announced the formation of a climate advisory team comprised of unpaid volunteers charged with developing policies and strategies and making recommendations to mitigate the financial impact of climate change on the State and taking a role in drafting climate-resilience and disaster recovery policies, drawing from ideas of the Governor’s administration, experts in climate science, business and finance, and legal professionals, with an emphasis on identifying long-term, sustainable climate financing and initiatives. As one of its initial projects, the advisory team has been tasked with evaluating funding sources and recommending steps to create a fund to mitigate the impacts of climate change and to develop a fair and comprehensive structure for claim settlement that may arise from future climate-related disasters, with the stabilization of the insurance market and defraying financial burdens of climate change being among the primary objectives.

In the wake of the Maui wildfires, the University of Hawaiʻi is working to develop a wildfire forecast system, supported by a $1-million grant from the State legislature, with the objective of providing authorities with the information needed to provide warnings and take various protective measures such as evacuation planning and home-risk mitigation. Additionally, in 2024 the State Legislature enacted legislation re-establishing the position of State Fire Marshal, an office that had been eliminated in 1979 and replaced by a State Fire Council comprised of uncompensated members. The position of State Fire Marshal was established as a five-year appointment to be made by the State Fire Council, and has not yet been filled.

While the effects of climate change may be mitigated by the State’s past and future investment in adaptation strategies, the State can give no assurance about the net effects of those strategies and whether the State will be required to take additional adaptive mitigation measures. If necessary, such additional measures could require significant capital resources.

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RED HILL BULK FUEL STORAGE FACILITY

The U.S. Navy’s Red Hill Bulk Fuel Storage Facility (the “Facility”) was constructed during World War II, from 1940 to 1943, consisting mainly of 20 steel-lined tanks, encased in concrete, each having a storage capacity of approximately 12.5 million gallons, built deep into a Honolulu hillside in Halawa Valley, for the purpose of storing and dispensing fuel in support of military operations in the Pacific. The Facility sits approximately 100 feet directly above Oahu’s primary drinking water supply, the Southern Oahu Basal Aquifer. As constructed, the Facility had the capacity to store up to 250 million gallons of fuel (e.g., jet fuel and marine diesel). The tanks connected to three pipelines running 2.5 miles through a tunnel to fueling piers at Pearl Harbor. Numerous incidences of fuel leaks, including a leak of an estimated 27,000 gallons of jet fuel in January 2014, and another spill estimated to be approximately 20,000 gallons in November 2021 which contaminated the nearby U.S. Navy drinking water distribution system, culminated in the Hawaii Department of Health (“DOH”) ordering in late 2021 that the Navy permanently close and defuel Red Hill. The November 2021 spill resulted in contamination of the Red Hill well and the U.S. Navy drinking water distribution system, impacting approximately 93,000 U.S. Navy water system users and resulting in numerous reports of illness. The restoration of safe drinking water to affected residents was not completed until March 2022. In addition, as a precautionary measure, in early December 2021 the Honolulu Board of Water Supply (“BWS”) shut down its nearby Aiea Well and Halawa Shaft, a major source of potable water for urban Honolulu.

By some estimates, as much as 1.9 million gallons of fuel may have leaked over the Facility’s history. In addition, in November 2022, there was a spill of an estimated 1,300 gallons aqueous film forming foam concentrate, a material that was being used in the Facility’s fire suppression system and contains substances known as “PFAS”, a group of chemical compounds that can cause negative health and environmental effects above certain exposure levels. The Navy cleaned up after the spill and asserted that the release did not impact drinking water.

In March 2022, the Secretary of Defense directed the Navy to take all steps necessary to defuel and permanently close the Facility. In March 2024, the defueling of over 104 million gallons from the Facility was completed. The remaining closure process is expected to include four phases: removing an estimated 28,000 gallons of sludge from the tanks, which also entails specialized venting and air quality monitoring; cleaning the tanks; removing over 10 miles of pipeline, and completing environmental remediation around the Facility. Closure operations are expected to take three to four years while the environmental remediation efforts will be an enduring mission dependent on the environmental assessments conducted.

The Navy Closure Task Force -Red Hill (“NCTF-RH”), in close coordination with the DOH, is also preparing to reactivate the Navy Aiea-Halawa Shaft (“NAHS”). The NAHS, which connects to the Joint Base Pearl Harbor-Hickam Water System (“JBPHH”), was shut off on December 3, 2021, due to the Red Hill contamination. On February 10, 2025, the NCTF-RH received conditional approval from DOH to begin the reactivation. Once DOH conditions are met, the U.S. Navy will notify the public and will connect the NAHS to the JBPHH drinking water system. Pending approval from DOH, reactivation of NAHS is tentatively scheduled for late June 2025.

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REVENUE PROJECTIONS; CERTAIN TAX COLLECTIONS

Introduction

The State Constitution requires that there be established by law a Council on Revenues (the “Council”) to prepare revenue estimates of the State government and to report such estimates to the Governor and the Legislature. The revenue estimates serve as the basis for the Governor’s budget preparation and the Legislature’s appropriation of funds and enactment of revenue measures. If the Council’s latest revenue estimates are not used by the Governor or the Legislature for budget preparation or appropriations, respectively, then the party not using the latest estimates must publicly state the reasons for using a differing revenue estimate. The Council is required to report its estimates and revisions by June 1, September 10, January 10, and March 15. The Council also revises its estimates when it determines that such revisions are necessary or upon request of the Governor or the Legislature. The Council’s estimates are used by the Department of Budget and Finance in formulating the State Multi Year Program and Financial Plan, the Executive Budget, and the Executive Supplemental Budget for submission to the Legislature and in executing the budgets authorized by the Legislature.

The Council consists of seven members, three of whom are appointed by the Governor for four-year terms and two each of whom are appointed by the President of the Senate and the Speaker of the House of Representatives for two-year terms. The membership of the current Council comprises: a tax attorney/certified public accountant; a chief financial officer of a depository financial services loan company; an economics professor from the University of Hawaii, Mānoa; a vice-president of a professional consulting and engineering practice; a principal of a trust/estate practice; a research and consulting director of a commercial real estate company; and an ecological economics professor from the Hawaii Pacific University.

The following is a summary of the Council’s actions over the past year.

In September 2023, the Council lowered its forecast to 1.3% from 4.0% for fiscal year 2024, increased its forecast from 3.5% to 5.2% for fiscal year 2025 and maintained its previous forecast for fiscal year 2026 through fiscal year 2030 at 3.5%. The September 2023 forecast exceeded the pre-pandemic high forecast (from January 2020) by approximately 9.9% from fiscal years 2024 through 2026 (translating to $881 million of additional revenue per year), but was lower than the post-pandemic high forecast from the May 2023 Council meeting.

In January 2024, the Council raised its General Fund revenue growth forecast to 4.0% from 1.3% for fiscal year 2024, and lowered its fiscal year 2025 forecast from 5.2% to 4.75%. The Council forecasted revenue growth of 4.5% for fiscal year 2026, 4.0% for fiscal year 2027 and 3.5% for fiscal years 20282030.

In March 2024, the Council maintained its General Fund revenue growth forecast of 4.0% for fiscal year 2024, raised its fiscal year 2025 forecast from 4.75% to 4.8% and left its prior forecasted revenue growth for fiscal years 2026-2030 unchanged.

In May 2024, the Council lowered its General Fund revenue growth forecast to 3.3% from 4.0% for fiscal year 2024, maintained its forecast of 4.8% for fiscal year 2025, and once again left its prior forecasted revenue growth for fiscal years 2026-2030 unchanged.

In September 2024, the Council lowered its forecast to 3.5% from 4.8% for fiscal year 2025, 2.2% from 4.5% for fiscal year 2026, 3.5% from 4.0% for fiscal year 2027, 3.1% from 3.5% for fiscal year 2028, 3.1% from 3.5% for fiscal year 2029, 1.9% from 3.5% for fiscal year 2030, and 3.1% for fiscal year 2031, reporting that while it expects relatively solid economic growth for fiscal year 2024 and subsequent fiscal years, it lowered its forecast because of the significant tax relief legislation passed in the 2024 Legislature. The Council additionally reported that the downward revision for all years accounts for the significant tax relief legislation and the revenue loss expected from laws passed by the 2024 Legislature, stating that Act 46, SLH 2024 incrementally decreases the State’s income tax burden over a seven-year period. Act 47, SLH 2024 reduces GET collections through its exemption of medical and dental services paid with Medicare, Medicaid, and TRICARE. The revenue impacts of both laws are incorporated in the Council’s forecast. The Council provided expected revenue impacts of each law.

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Further, the Council reported that a recovery of tourists on the island of Maui in the wake of the 2023 fires, an expected gradual return of Japanese visitors, a strong construction outlook, and the stimulative effects coming from the anticipated cuts to the Federal Reserve’s benchmark rate were making for a more favorable economic outlook for the State in the coming years, leading the Council to believe that these developments will provide a temporary boost to revenue growth in fiscal years 2025 and 2026, after which, revenue growth is expected to gradually revert to its long-term average rate.

The Council adopted specific adjustments recommended by the Department of Taxation to reflect effects on General Fund tax revenues due to tax law changes enacted by the 2024 Legislature, including the following:

●	Act 46, SLH 2024 increases the standard deduction amounts, with amendments taking effect in tax years 2024, 2026, 2028, 2030, and 2031. The act also amends the income tax brackets by increasing the income limits in each bracket, with amendments taking effect in tax years 2025, 2027, and 2029. The estimated revenue impact assumes the adjustment of the withholding tables on wages beginning January 1, 2025. The law became effective January 1, 2024. The estimated loss to the General Fund is $240.3 million in FY 2025, $596.6 million in FY 2026, $740.1 million in FY 2027, $922.7 million in FY 2028, $1,052.6 million in FY 2029, $1,262.3 million in FY 2030, $1,347.5 million in FY 2031, and $1,453.2 million in FY 2032.

●	Act 47, SLH 2024 exempts medical services health care providers provide to patients who receive Medicaid, Medicare, or TRICARE benefits from the general excise tax. The exemption applies to taxable years beginning January 1, 2026. The estimated loss to the General Fund is $33.6 million in FY 2026, $77.5 million in FY 2027, $81.0 million in FY 2028, $84.5 million in FY 2029, $88.2 million in FY 2030, and $92.1 million in FY 2031.

These deliberations and considerations have informed the State’s General Fund financial plan.

General Fund Tax Revenues

Receipts of taxes constitute the largest portion of General Fund revenues for the fiscal year ended June 30, 2024, and represent approximately 90% of the total General Fund revenues (as reported by DAGS).

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LITIGATION

The State has been named as a defendant in numerous lawsuits and claims arising in the normal course of operations, which are not expected to have a material adverse effect on the State’s financial position. Lawsuits and claims that, if ultimately resolved against the State, could have a material adverse effect on the State’s financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any, include those described below.

Office of Hawaiian Affairs and Ceded Lands

In 1898, the former Republic of Hawaii transferred certain lands to the United States. Upon Hawaii’s admission to the United States in 1959, the United States reconveyed title to those lands (collectively, the “Ceded Lands”) to the State of Hawaii (the “State”) to be held as a public trust for five purposes: (a) public education, (b) betterment of the conditions of native Hawaiians, (c) development of farm and home ownership, (d) making public improvements, and (e) provision of land for public use. On November 7, 1978, the State Constitution was amended expressly to provide that the Ceded Lands, excluding any “available lands” as defined in the Hawaiian Homes Commission Act of 1920, as amended, were to be held as a public trust for native Hawaiians and the general public, and to establish the Office of Hawaiian Affairs (“OHA”) to administer and manage the proceeds and income derived from a pro rata portion of the Ceded Lands as provided by law, to better the conditions of native Hawaiians. Article XII, Sections 4, 5 and 6, Hawaii Constitution established OHA and its board of trustees. In 1979, the Legislature adopted HRS Chapter 10 (“Chapter 10”), which, as amended in 1980, specified, among other things, that OHA expend 20% of the funds derived by the State from the Ceded Lands for the betterment of native Hawaiians. Since then, the State’s management of the Ceded Lands and its disposition of the proceeds and income from the Ceded Lands have been challenged by OHA, and individual native Hawaiians, Hawaiians and non-Hawaiians. Claims have been made under Article XII, Sections 4 and 6 of the Hawaii Constitution to the effect that the State has breached the public trust, and OHA has not received from the Ceded Lands all of the income and proceeds that it should be receiving. The Legislature, the state and federal courts, and the State’s governors have acted to address the concerns raised. However, there can be no assurance that in the future there will not be asserted against the State new claims made under Article XII, Sections 4 and 6 of the Hawaii Constitution that the State has breached the public trust, or that OHA is not receiving from the Ceded Lands all of the income and proceeds that it should be receiving.

The Office of Hawaiian Affairs v. State of Hawaii; University of Hawaii; Department of Land & Natural Resources; Board of Land & Natural Resources, Civil No. 17-1-1823-11 JPC (1st Cir.). By the letter dated May 31, 2016, addressed to the State’s Attorney General and to the Vice-President for Legal Affairs and General Counsel of the University of Hawaii (“UH”), the Office of Hawaiian Affairs gave notice, pursuant to HRS Section 673-3, of its intent to sue the State, the Department of Land and Natural Resources (“DLNR”), and the UH for the State’s breach of its fiduciary duties as trustee of the public land trust, in connection with their management of Mauna Kea. OHA filed its Complaint for Declaratory Judgment & Injunctive Relief, Accounting, Restitution, and Damages on November 7, 2017, asserting causes of action for breach of fiduciary duty with respect to the public-land trust and the public-trust doctrine and for breach of contract. On March 23, 2021, OHA and the defendants entered into a stipulation dismissing, with prejudice, all claims asserted by OHA for monetary damages. Such stipulation does not affect OHA’s pending claims for declaratory and prospective injunctive relief. The State is not aware of any other claims that OHA may have or assert against the State. Trial was scheduled for July 8, 2024, and subsequently rescheduled to September 8, 2025. However, plaintiff requested another continuance and a new trial date is yet to be determined. Resolution of any claims in favor of OHA and its beneficiaries could have a material adverse effect on the State’s financial condition.

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Department of Hawaiian Home Lands

Update on Individual Claims Cases. The parties to Kalima et al. v. State of Hawaii et al., Civil No. 99-4771-12-LWC (“Kalima I”) entered into settlement negotiations in March and April 2022 with the assistance of the settlement judge, Judge Gary W.B. Chang of the First Circuit Court. On April 14, 2022, the parties agreed on the material terms of a global settlement in this case. Under the terms of the settlement, the State agreed to pay Plaintiffs $328,000,000 for a full and final release of all class claims, including claims for attorneys’ fees and costs. The settlement was conditioned on the Legislature appropriating the funds to pay the settlement amount, and upon final court approval of the settlement under HRCP Rule 23.

On May 3, 2022, the Legislature passed Act 280, Session Laws of Hawaii 2022, which appropriated $328,000,000 in general funds to fund the State’s payment under the settlement agreement, among other appropriations. The appropriation became effective when the Governor signed the bill into law on July 11, 2022.

On August 8, 2022, the State deposited the settlement amount of $328,000,000 with the Clerk of the Court, First Circuit, State of Hawaii. Under the settlement agreement, the funds were to be held until the Court grants final approval of the settlement. Up to $2,000,000 of the settlement amount may be spent on claims administration costs prior to final approval. This $2,000,000 has been released to a court-appointed auditor to pay pre-final approval costs as they were incurred, leaving a balance of $326,000,000 in the Court’s account.

The Court has also appointed a Claims Administrator to implement the class notice plan and claims administration process. The Court has also appointed a Settlement Special Master to supervise the claims administration process and the Claims Administrator, and to provide an accounting of all settlement funds to the Court.

On August 1, 2023, the Court entered an order granting final approval of the settlement and final judgment. On August 17, 2023, class member Rickey Rivera filed a notice of appeal with the Circuit Court. On October 10, 2023, the Clerk of the Court filed Mr. Rivera’s notice of appeal with the Hawaii Intermediate Court of Appeals. On October 27, 2023, the Hawaii Supreme Court dismissed Mr. Rivera’s appeal. The class-wide release of claims against the defendants became final with the dismissal of Mr. Rivera’s appeal.

On October 30, 2023, the Clerk of the Court paid the remaining balance of the settlement funds ($326,000,000) to the court-appointed auditor. The auditor will transfer the $326,000,000 and any unspent claims administration funds to the trustee of a qualified settlement trust that has been established to distribute payments to individual class members. Class Members are defined as “[a]ll persons who filed claims with the Hawaiian Home Lands Trust Individual Claims Review Panel on or before August 31, 1995.” Any remaining settlement funds that cannot be distributed in accordance with the settlement will be paid to the Department of Hawaiian Homelands, State of Hawaii, to be used for the purposes set forth in section 214(a) of the Hawaiian Homes Commission Act.

On November 21, 2023, checks of the settlement funds were initially sent out to living Class Members. Subsequent reissuance checks are ongoing due to name changes, wrong addresses, and other related issues. Settlement checks have been mailed to approximately 1,300 living Class Members. Probate Special Master Emily Kawashima and Probate Special Counsel Scott Suzuki continue to carry out the court-approved probate plan, which entails petitioning the Probate Court to seek instructions about disbursing settlement payments to the heirs and devisees of deceased Class Members. As of January 8, 2025, 17 petitions have been filed with the Probate Court, addressing the estates of approximately 500 deceased Class Members. This probate process is expected to take about two years to complete.

Nelson. In the First Amended Complaint filed on October 19, 2007 in Nelson et al., v. Hawaiian Homes Commission, et al., Civil No. 07-1-1663-08 BIA (1st Cir.) (“Nelson”), the plaintiffs allege all defendants breached their duties under Article XII, Sections 1 and 2 of the Hawaii Constitution by not providing sufficient funds to DHHL to place as many beneficiaries on residential, agricultural and pastoral homesteads within a reasonable period of time, and provide a fully functioning farm, ranch and aquaculture support program to maximize utilization of the homestead lands. They also allege that the Hawaiian Homes Commission and its members are in breach of the Hawaiian Home Lands trust for failing to obtain sufficient funds from the Legislature, and otherwise enforcing the provisions of Article XII, Sections 1 and 2 of the Hawaii Constitution, including filing suit against the State. Further, they allege that DHHL and the Hawaiian Homes Commission and its members have violated the Hawaiian Homes Commission Act (the “HHC Act”) by leasing Hawaiian home lands solely to generate revenue and for commercial developments that are unrelated to actual homesteading programs, and without adhering to the requirements of Section 207(a) of the HHC Act.

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The Nelson plaintiffs asked the court to issue a mandatory injunction requiring DHHL and the Hawaiian Homes Commission and its members to seek, and the State to provide, sufficient funds for DHHL to place as many beneficiaries on the land within a reasonable period of time. On January 21, 2009, the court granted the defendants’ motion for entry of summary judgment rejecting all claims that are based on the theory that the Hawaii State Legislature, the State of Hawaii, or any State agency or employee, is required to appropriate, request, or otherwise provide or secure particular amounts of money for DHHL and its programs now and in the future. The court concluded that the political question doctrine barred it from deciding those claims because initial policy determinations that the court lacked authority to make were needed to resolve the parties’ dispute over the definition and determination of “sufficient sums” as that term is used in Article XII, Section 1 of the Hawaii Constitution. A final judgment in favor of the State was filed on September 23, 2009, and the plaintiffs appealed.

On January 12, 2011, the Intermediate Court of Appeals concluded that the political question doctrine did not preclude the courts from deciding the plaintiffs’ claims, and vacated the judgment and remanded the case to the circuit court for further proceedings. The State and Director of Finance filed an application for writ of certiorari in the Hawaii Supreme Court to reverse the Intermediate Court of Appeals’ judgment on appeal, and affirm the circuit court’s final judgment, on May 4, 2011. In the Hawaii Supreme Court, the DHHL, and the Hawaiian Homes Commission and its members changed their position, and no longer supported the political question doctrine defense.

The Hawaii Supreme Court issued its decision in Nelson v. Hawaiian Homes Commission, 127 Hawaii 185 (2012) (Nelson I), on May 9, 2012, concluded that there are no judicially manageable standards for determining “sufficient sums” for purposes of (a) developing lots, (b) loans, and (c) rehabilitation projects, which are the first three items listed in Article XII, Section 1. The Supreme Court thus held plaintiffs’ claims with respect to those items should have been rejected on political question grounds, and the Intermediate Court of Appeals erred in not so concluding. The Hawaii Supreme Court did, however, uphold the Intermediate Court of Appeals as to item (4) of Article XII, Section 1, concluding that there are judicially manageable standards to determine what constitutes sufficient sums for “administrative and operating expenses.” The case was remanded to the circuit court for further proceedings.

A trial in circuit court was held, and, on November 27, 2015, the circuit court issued its Findings of Fact, Conclusions of Law and Order. That Order declared and ordered the following: (a) the State of Hawaii has failed to provide sufficient funds to the Department of Hawaiian Home Lands for its administrative and operating budget in violation of the State’s constitutional duty to do so under article XII, section 1 of the Hawaii Constitution; (b) the State of Hawaii must fulfill its constitutional duty by appropriating sufficient general funds to the Department of Hawaiian Home Lands for its administrative and operating budget so that the Department does not need to use or rely on revenue directly or indirectly from general leases to pay for these expenses; and (c) although what is “sufficient” will change over the years, the sufficient sums that the legislature is constitutionally obligated to appropriate in general funds for DHHL’s administrative and operating budget (not including significant repairs) is more than $28 million for fiscal year 2015-16. The Court also ruled that (i) prior to 2012, the DHHL Defendants breached their trust duties by failing to take all reasonable efforts—including filing suit—to obtain all the funding it needs for its administrative and operating budget; and (ii) the defendants shall prospectively fulfill their constitutional duties and trust responsibilities; they are enjoined from violating these obligations. (The circuit court also ordered that plaintiffs could collect their costs from the State of Hawaii. The Clerk taxed costs in the amount of $12,117.66. State Defendants filed a motion to reduce taxation of costs, which motion was partially granted, the circuit court reducing taxed costs to $11,942.96.) After judgment was entered, the State Defendants filed a motion for reconsideration or to alter or amend the judgment and order on December 21, 2015. The circuit court granted the State’s motion for reconsideration in part and denied it in part. The circuit court rejected State Defendants’ position that the legislature, and not the courts, has the exclusive prerogative to decide what is a “sufficient sum” for DHHL’s administrative and operating (A&O) budget under Article XII, Section 1. It also rejected State Defendants’ position that there was insufficient evidence to support the circuit court’s conclusion that the “sufficient sum” for DHHL’s A&O budget is more than $28 million for fiscal year 2015-16.

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The circuit court, however, granted reconsideration with respect to State Defendants’ position that the judicial courts lack the authority, under separation of powers doctrine, to order the legislative branch to appropriate any particular amount of funds to DHHL, by amending paragraphs 3 and 5 of its original Order. Amended paragraph 3 no longer mentions the legislature, and does not mention more than $28 million. It instead only states that $9,632,000 is not sufficient, and that the State of Hawaii is required to fund DHHL’s A&O expenses by making sufficient general funds available to DHHL for its A&O budget for fiscal year 2015-16. Paragraph 5 was amended to say only that the Defendants “must fulfill their constitutional duty and trust responsibilities” (but without the original line saying Defendants “shall prospectively” fulfill those duties and responsibilities), and the original line saying Defendants are “enjoined from violating these obligations” was removed.

Plaintiffs filed a motion for reconsideration asking the circuit court to add into its revised order a statement saying that “Sufficient sums for DHHL’s (A&O) budget (not including significant repairs) is more than $28 million for fiscal year 2015-16.” The motion was denied. State Defendants filed a notice of appeal, and Plaintiffs filed a notice of cross-appeal. (The circuit court also taxed the State of Hawaii an additional $386.34.) The appeal and cross-appeal were filed in the Intermediate Court of Appeals. The parties filed briefs in both appeals, and the Legislature requested, was allowed, and filed an amicus curiae brief in support of the State Defendants’ positions on February 23, 2017. On March 8, 2017, in response to the DHHL Defendants’ application for transfer, the Hawaii Supreme Court transferred the appeal and cross-appeal from the Intermediate Court of Appeals to the Hawaii Supreme Court. By its decision filed on February 9, 2018, in Nelson v. Hawaiian Homes Commission, 141 Hawaii 411 (Nelson II), the Hawaii Supreme Court vacated the judgment and amended judgment, and remanded the case to the circuit court after directing the circuit court to use a baseline of $1.3 to $1.6 million, adjusted for inflation, to determine whether the State provided sufficient sums for DHHL’s fiscal year 2015-2016 administrative and operating budget.

On remand, the circuit court directed, and the parties filed motions that set out their positions on how the court should proceed in response to the Nelson II decision. State Defendants filed a motion for summary judgment which asked the court to use the methodology set out in a stipulation entered into by the parties immediately prior to the 2015 trial, to derive and then apply the resulting inflation adjustment to the $1.3 to $1.6 baseline specified in Nelson II, and establish and compare the resulting “sufficient sum” against the sum the Legislature appropriated for DHHL’s fiscal year 2015-2016 administrative and operating budget, to declare that State Defendants provided sums for DHHL’s fiscal year 2015-2016 administrative and operating budget. The Plaintiffs’ motion acknowledged that State Defendants provided sufficient sums for DHHL fiscal year 2015-2016 operating budget, but “nonetheless failed to provide sufficient funds to the [DHHL] in violation of their constitutional duty to do so under Haw. Const., Art. XII, §1, for many, many years,” and asked the circuit court to declare that “the State of Hawaii failed to provide sufficient funds to the [DHHL].” The DHHL Defendants’ motion asked the circuit court to set inflation rate or, alternatively, for a full evidentiary hearing on three issues: (a) what “inflation” means in the context of the case; (b) whether $1.3-$1.6 million was DHHL’s actual administrative and operating budget in 1978, and (c) whether the DHHL’s 1978 budget, adjusted for inflation, accurately reflects the “sufficient sums” the legislature is constitutionally required to provide. The motions were heard on June 1, 2020, and denied in a Minute Order filed on June 23, 2020 which provides that the circuit “court will hold an evidentiary hearing, applying the Hawaii Rules of Evidence, to complete the task the court was given on remand: to determine the administrative and operating budget for the 2015-2016 fiscal year by using the 1978 baseline of $1.3 to $1.6 adjusted for inflation.”

A two-day evidentiary hearing was held on September 9 and 10, 2020, at which each of the parties presented differing expert testimony for adjusting the 1978 baseline of $1.3 to $1.6 million for inflation, and determining whether the Legislature had provided sufficient sums for DHHL’s fiscal year 2015-16 administrative and operating budget. On December 18, 2020, the circuit court entered its Findings of Fact, Conclusions of Law, and Order in favor of the State Defendants. The court found that, by appropriating over $17 million for fiscal year 2016, the State Defendants provided “sufficient sums” for DHHL’s administrative and operating budget for fiscal year 2016, using the only judicially discoverable and manageable standard identified in Nelson I: the 1978 baseline of $1.3 to 1.6 million, adjusted for inflation. Final judgment was entered on May 25, 2021. DHHL filed a notice of appeal on June 23, 2021, and Plaintiffs filed a notice of cross-appeal on June 24, 2021. By its decision filed on February 12, 2025, the ICA vacated the judgment, in part, stating that the circuit court erred on relying on its fiscal year 2015-2016 findings to (a) determine what constitutes “sufficient funds” as required by the Constitution and (b) conclude that DHHL requested sufficient funds for its administration and operating budget. The remainder of the judgment was affirmed. The ICA remanded the case back to circuit court and filed its judgment on May 22, 2025.

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Land Use Commission

DW Aina Le’a Development, LLC v. State, Case No. 1:17-CV-00113-SOM-WRP, U.S. District Court for the District of Hawaii. Plaintiff DW Aina Le’a filed a complaint in State Circuit Court alleging a takings claim in violation of the Hawaii and U.S. Constitutions resulting from the Hawaii Land Use Commission’s reversion to agricultural classification of land Plaintiff had contracted to purchase from a third party for development purposes. The Hawaii Supreme Court ruled in a separate case that the LUC’s reversion was improper. In its complaint, Plaintiff alleged damages of not less than $200 million resulting from the taking.

The State removed the case to federal district court and then filed a motion to dismiss based on the statute of limitations. The State successfully argued that Plaintiff’s takings claim was time barred, and the district court granted the State’s motion to dismiss the case on June 13, 2017. Plaintiff appealed to the Ninth Circuit on June 20, 2017. Oral arguments were heard in February 2019, and Circuit Court of Appeals thereafter certified a question to the Hawaii Supreme Court, asking “[w]hat the applicable statute of limitations for a claim against the State[. . .] alleging an unlawful taking of ‘[p]rivate property. . . for public use without compensation,” Haw. Const. art. I, §20.” The parties submitted briefing to the Hawaii Supreme Court on this question (the State’s answering brief was filed on September 13, 2019). The Hawaii Supreme Court set oral argument for April 15, 2020, but in light of the COVID-19 pandemic, subsequently cancelled the oral argument and decided the question without oral argument. The Court’s decision was issued on December 17, 2020. It responded to the certified question by holding that “the statute of limitations for a takings claim under the Hawaii Constitution is six years pursuant to HRS § 657-1(4).”

Following the Hawaii Supreme Court’s decision on the certified question, the Ninth Circuit Court of Appeals, on January 25, 2021, issued a memorandum disposition holding that DW’s state and federal takings claims were timely, reversing the District Court’s decision, and remanding for further proceedings. Following remand, the District Court reopened the case on January 22, 2021. On April 12, 2021, DW disclosed that it is seeking $360 million in damages.

On January 7, 2022, the State moved for summary judgment on the grounds that, among other things, DW lacked standing to pursue its takings claims. On February 4, 2022, DW moved for leave to amend its Complaint to add a third party, Aina Le’a, Inc., as a plaintiff. On May 25, 2022, the District Court filed its Order Granting Defendants’ Motion for Summary Judgment and Denying Plaintiff’s Motion for Leave to Amend, holding that DW lacked standing and denying DW’s motion to amend. On May 25, 2022, judgment was entered in favor of the State and against DW.

On June 6, 2022, DW filed a Notice of Appeal to the Ninth Circuit. On July 19, 2023, the Ninth Circuit reversed and remanded the case to the District Court, holding that DW had standing to pursue its takings claim. On remand, the State again moved for summary judgment, arguing that DW had failed to establish that its property interests were taken as a matter of law. On February 12, 2024, the District Court granted the State’s motion for summary judgment.

DW has appealed from that ruling to the Ninth Circuit, filing its notice of appeal on February 28, 2024. The State also filed a notice of cross-appeal on March 13, 2024. On February 19, 2025, the Ninth Circuit issued a memorandum affirming the District Court’s ruling in favor of the State and against DW.

Hawaii Employer Union Health Benefits Trust Fund

Dannenberg, et al. v. State of Hawaii, et al. Civil No.: 06-1-1141 JPC, 1st Circuit Court. This class action was originally filed in June 2006 as Marion Everson, et al. v. State of Hawaii, et al. Plaintiffs are retired employees of the State and the counties of Kauai, Honolulu, Maui and Hawaii, who have alleged claims for declaratory relief, injunctive relief, breach of contract, negligence and breach of fiduciary duty. Plaintiffs primarily claim that their constitutional rights have been impaired, and they have suffered damages. The State is vigorously defending against all claims brought by the plaintiffs against the State defendants, which include the State, the Hawaii Employer Union Health Benefits Trust Fund (“EUTF”), and the EUTF Board. The first phase of the trial of this case commenced in early November 2021, and the court’s decision was rendered on January 30, 2024, ruling in favor of all defendants and against plaintiffs on all claims; however, the plaintiffs have appealed. The State is currently unable to predict with reasonable certainty the outcome of the appeal or the magnitude of potential liability, if any, for plaintiffs’ claims.

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In addition, various insurers that have provided a defense for the Dannenberg lawsuit filed an action for declaratory relief on August 31, 2022, and a First Amended Complaint on October 3, 2022, seeking a declaration that they have no duty to defend the State defendants under various insurance policies with respect to the Dannenberg lawsuit, and a finding from the court that the insurer-plaintiffs are entitled to reimbursement of defense costs incurred, the amount of which was not specified but may be in excess of the initial policy of insurance that has been exhausted. The State and insurance companies have both moved for partial summary judgment on some of the coverage issues, and the motions were heard in early October 2024. Insurance coverage counsel has been retained to defend the State defendants in this action. No trial date has been scheduled.

Maui Wildfires

On August 8, 2023, a series of wildfires broke out on the island of Maui. The wildfires caused widespread damage in the town of Lahaina, resulting in 102 confirmed fatalities and two individuals remaining listed as missing. The wildfires destroyed over 2,200 structures, primarily homes and businesses, and displaced over 12,000 residents, causing an estimated $5 billion of damage.

As of October 2024, the State has been named as a defendant in 405 cases arising out of the Maui wildfires, including claims for wrongful death, personal injury, emotional distress and property damage (including a class action for property damage). The allegations against the State include negligent maintenance of grasses and invasive species of plants that allegedly contributed to the spread of the wildfires, and negligent handling of the emergency, including failure to use emergency sirens. Pursuant to a global settlement agreement, the defendants in the Maui wildfire cases agreed to pay $4.037 billion to provide compensation to all those who have brought claims for compensation arising from the wildfires. The settlement agreement was upheld by the Hawaii Supreme Court on February 10, 2025. The State of Hawaii’s contribution is approximately $807.5 million, to be paid over four years. The State of Hawaii’s settlement amount is in addition to its $65 million contribution to the One ʻOhana Fund for wildfire assistance. At the end of the 2025 legislative session, HB 1001, which allocates the State’s share of the settlement amount, is currently pending with Governor and the State has yet to contribute its share to the Maui wildfire settlement agreements. The State is unable to predict whether additional cases will be filed against the State and is unable to predict the magnitude of its potential liability, if any, for such claims.

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HAWAIIAN TAX-FREE TRUST

PART C: OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(i)	Amended & Restated Declaration of Trust (v)

(a)	(ii)	Schedule B to Amended & Restated Declaration of Trust (vi)

(b)		Amended & Restated By-laws (viii)

(c)		See Amended & Restated Declaration of Trust and Amended & Restated By-laws filed under Items 28(a)(i), 28(a)(ii) and 28(b).

(d)		Amended and Restated Investment Advisory Agreement (iv)

(e)	(i)	Distribution Agreement (x)

	(ii)	Shareholder Services Agreement (x)

(f)		Not applicable

(g)		Custody Agreement (v)

(h)	(i)	Transfer Agency and Shareholder Services Agreement (vii)

	(ii)	Agreement for Administrative Services (x)

	(iii)	Fund Administration and Accounting Agreement (x)

	(iv)	Form of Officer Outsourcing Agreement (x)

	(v)	Compliance Services Agreement (x)

(i)		Opinion of Trust counsel (ii)

(j)		Consent of Independent Registered Public Accounting Firm (x)

(k)		Not applicable

(l)		Not Applicable

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(m)	(i)	Distribution Plan (ix)

	(ii)	Shareholder Services Plan (i)

(n)		Plan pursuant to Rule 18f-3 under the 1940 Act (ix)

(o)		Reserved

(p)		Codes of Ethics

	(i)	The Trust (iii)

	(ii)	The Adviser (ii)

N/A		Powers of Attorney (x)

(i)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 17 dated July 21, 1998 and incorporated herein by reference.
(ii)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 27 dated July 23, 2007 and incorporated herein by reference.
(iii)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 31 dated July 28, 2011 and incorporated herein by reference.
(iv)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 35 dated May 24, 2013 and incorporated herein by reference.
(v)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 43 dated July 25, 2016 and incorporated herein by reference.
(vi)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 45 dated March 31, 2017 and incorporated herein by reference.
(vii)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 47 dated July 24, 2017 and incorporated herein by reference.
(viii)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 53 dated July 24, 2020 and incorporated herein by reference.
(ix)	Filed as an exhibit to Registrant’s Post-effective Amendment No. 55 dated July 22, 2021 and incorporated herein by reference.
(x)	Filed herewith.

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ITEM 29.	Persons Controlled By or Under Common Control with Registrant

None

ITEM 30.	Indemnification

Article IX of the Registrant’s Amended and Restated Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A dated July 25, 2016, is incorporated herein by reference. (See Exhibit 28(a)(i).)

The Investment Advisory Agreement with Asset Management Group of the Bank of Hawaii (the “Adviser”) provides that the Trust will indemnify the Adviser to the extent permitted by the Trust’s Declaration of Trust. (See the Investment Advisory Agreement, which has been incorporated by reference as Exhibit 28(d).)

The Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Distributor and its affiliates and their respective members, managers, directors, officers employees and representatives from all losses, claims, demands, liabilities, damages and expenses arising out of or relating to the Distributor serving as distributor of the Fund, except that the Distributor shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Distributor’s willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. (See the Distribution Agreement, which has been incorporated by reference as Exhibit 28(e)(i).)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

The Adviser, Registrant’s investment adviser, is a division of Bank of Hawaii. Bank of Hawaii is a state-chartered bank. Bank of Hawaii is a subsidiary of Bank of Hawaii Corporation, formerly Pacific Century Financial Corporation. Bank of Hawaii Corporation is a bank holding company.

The Adviser is a registered investment adviser located at Financial Plaza of the Pacific, 111 S. King St. cc770, Honolulu, Hawaii 96813. For information about the members of the Adviser, reference is made to the Adviser’s most recently filed Schedule A of Form ADV (IARD No. 112324). The members, directors and officers of the Adviser are not engaged in any other business, profession, vocation or employment of a substantial nature.

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ITEM 32.	Principal Underwriters

(a) The Distributor serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	Bitwise Funds Trust
21.	BondBloxx ETF Trust
22.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cascade Private Capital Fund
35.	Catalyst Strategic Income Opportunities Fund
36.	CBRE Global Real Estate Income Fund
37.	Center Coast Brookfield MLP & Energy Infrastructure Fund
38.	Clifford Capital Partners Fund, Series of World Funds Trust
39.	Cliffwater Corporate Lending Fund
40.	Cliffwater Enhanced Lending Fund
41.	Cohen & Steers Infrastructure Fund, Inc.
42.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
43.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
44.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
45.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
46.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
47.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
48.	Davis Fundamental ETF Trust
49.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
50.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

C-4

51.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
52.	Defiance Quantum ETF, Series of ETF Series Solutions
53.	Denali Structured Return Strategy Fund
54.	Dividend Performers ETF, Series of Listed Funds Trust
55.	Dodge & Cox Funds
56.	DoubleLine ETF Trust
57.	DoubleLine Income Solutions Fund
58.	DoubleLine Opportunistic Credit Fund
59.	DoubleLine Yield Opportunities Fund
60.	DriveWealth ETF Trust
61.	EIP Investment Trust
62.	Ellington Income Opportunities Fund
63.	ETF Opportunities Trust
64.	Evanston Alternative Opportunities Fund
65.	Exchange Listed Funds Trust
66.	Exchange Place Advisors Trust
67.	FlexShares Trust
68.	Forum Funds
69.	Forum Funds II
70.	Forum Real Estate Income Fund
71.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
72.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
73.	Guinness Atkinson Funds
74.	Harbor ETF Trust
75.	Harris Oakmark ETF Trust
76.	Hawaiian Tax-Free Trust
77.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
78.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
81.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
82.	IDX Funds
83.	Innovator ETFs Trust
84.	Ironwood Institutional Multi-Strategy Fund LLC
85.	Ironwood Multi-Strategy Fund LLC
86.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
87.	John Hancock Exchange-Traded Fund Trust
88.	Kurv ETF Trust
89.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
90.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
91.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
92.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
93.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
94.	Manor Investment Funds
95.	Milliman Variable Insurance Trust
96.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
97.	Morgan Stanley ETF Trust
98.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
99.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.	Morningstar Funds Trust

C-5

101.	Mutual of America Investment Corporation
102.	NEOS ETF Trust
103.	Niagara Income Opportunities Fund
104.	NXG Cushing® Midstream Energy Fund
105.	Opal Dividend Income ETF, Series of Listed Funds Trust
106.	OTG Latin American Fund, Series of World Funds Trust
107.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
108.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
109.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
110.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
114.	Palmer Square Funds Trust
115.	Palmer Square Opportunistic Income Fund
116.	Partners Group Private Income Opportunities, LLC
117.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
118.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
119.	Perkins Discovery Fund, Series of World Funds Trust
120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
121.	Plan Investment Fund, Inc.
122.	Point Bridge America First ETF, Series of ETF Series Solutions
123.	Precidian ETFs Trust
124.	Preferred-Plus ETF, Series of Listed Funds Trust
125.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
126.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
127.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
128.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
129.	Renaissance Capital Greenwich Funds
130.	Reynolds Funds, Inc.
131.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
132.	RiverNorth Patriot ETF, Series of Listed Funds Trust
133.	RMB Investors Trust
134.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
135.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
136.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
137.	Roundhill Cannabis ETF, Series of Listed Funds Trust
138.	Roundhill ETF Trust
139.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
140.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
141.	Roundhill Video Games ETF, Series of Listed Funds Trust
142.	Rule One Fund, Series of World Funds Trust
143.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
144.	Six Circles Trust
145.	Sound Shore Fund, Inc.
146.	SP Funds Trust
147.	Sparrow Funds
148.	Spear Alpha ETF, Series of Listed Funds Trust
149.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
150.	STF Tactical Growth ETF, Series of Listed Funds Trust

C-6

151.	Strategic Trust
152.	Strategy Shares
153.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
154.	Tekla World Healthcare Fund
155.	Tema ETF Trust
156.	The 2023 ETF Series Trust
157.	The 2023 ETF Series Trust II
158.	The Cook & Bynum Fund, Series of World Funds Trust
159.	The Community Development Fund
160.	The Finite Solar Finance Fund
161.	The Private Shares Fund
162.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
163.	Third Avenue Trust
164.	Third Avenue Variable Series Trust
165.	Tidal ETF Trust
166.	Tidal Trust II
167.	Tidal Trust III
168.	TIFF Investment Program
169.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
170.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
171.	Timothy Plan International ETF, Series of The Timothy Plan
172.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
173.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
174.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
175.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
176.	Total Fund Solution
177.	Touchstone ETF Trust
178.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
179.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2x Long Ether Daily Target ETF
182.	TrueShares Active Yield ETF, Series of Listed Funds Trust
183.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
193.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
196.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
197.	U.S. Global Investors Funds
198.	Union Street Partners Value Fund, Series of World Funds Trust
199.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
200.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

C-7

201.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
202.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
203.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
204.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
205.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
206.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
207.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
209.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
210.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
211.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
212.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
213.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
214.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
216.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
218.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
219.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
220.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
221.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
226.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
229.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
230.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
231.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
233.	Virtus Stone Harbor Emerging Markets Income Fund
234.	Volatility Shares Trust
235.	WEBs ETF Trust
236.	Wellington Global Multi-Strategy Fund
237.	West Loop Realty Fund, Series of Investment Managers Series Trust
238.	Wilshire Mutual Funds, Inc.
239.	Wilshire Variable Insurance Trust
240.	WisdomTree Digital Trust
241.	WisdomTree Trust
242.	XAI Octagon Floating Rate & Alternative Income Term Trust

C-8

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Nanette K. Chern	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

ITEM 33.	Locations of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Not applicable.

C-9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware on the 29th day of July, 2025.

HAWAIIAN TAX-FREE TRUST
(Registrant)

By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 29, 2025.

SIGNATURE	TITLE

/s/ Catherine Luke*
Catherine Luke	Trustee

/s/ Glenn P. O’Flaherty*
Glenn P. O’Flaherty	Chair of the Board of Trustees

/s/ Randolph P. Perreira*
Randolph P. Perreira	Trustee

/s/ Christine S. Catanzaro
Christine S. Catanzaro	Treasurer and CFO

/s/ Joel L. Weiss
Joel L. Weiss	President and CEO

* By:	/s/ Joel L. Weiss
Joel L. Weiss
*Attorney-in-Fact, pursuant to Power of Attorney

C-10

HAWAIIAN TAX-FREE TRUST

Exhibit List

(e)(i)	Distribution Agreement
(e)(ii)	Shareholder Services Agreement
(h)(ii)	Agreement for Administrative Services
(h)(iii)	Fund Administration and Accounting Agreement
(h)(iv)	Form of Officer Outsourcing Agreement
(h)(v)	Compliance Services Agreement
(j)	Consent of Independent Registered Public Accounting Firm
N/A	Powers of Attorney

C-11